UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06279

Harris Associates Investment Trust
(Exact name of registrant as specified in charter)

111 South Wacker Drive, Suite 4600 Chicago, Illinois			60606-4319
(Address of principal executive offices)			(Zip code)

Kristi L. Rowsell Harris Associates L.P. 111 South Wacker Drive, #4600 Chicago, Illinois 60606		Alan P. Goldberg K&L Gates LLP Three First National Plaza, #3100 Chicago, Illinois 60602
(Name and address of agents for service)

Registrant’s telephone number, including area code:		(312) 646-3600

Date of fiscal year end:	9/30/15

Date of reporting period:	3/31/15

Item 1. Reports to Shareholders.

OAKMARK FUNDS

SEMI-ANNUAL REPORT | MARCH 31, 2015

OAKMARK FUND

OAKMARK SELECT FUND

OAKMARK EQUITY AND INCOME FUND

OAKMARK GLOBAL FUND

OAKMARK GLOBAL SELECT FUND

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Oakmark Funds

2015 Semi-Annual Report

TABLE OF CONTENTS

Fund Expenses	1
Commentary on Oakmark and Oakmark Select Funds	2
Oakmark Fund (OAKMX)
Summary Information	4
Portfolio Manager Commentary	5
Schedule of Investments	6
Oakmark Select Fund (OAKLX)
Summary Information	8
Portfolio Manager Commentary	9
Schedule of Investments	10
Oakmark Equity and Income Fund (OAKBX)
Summary Information	12
Portfolio Manager Commentary	13
Schedule of Investments	15
Oakmark Global Fund (OAKGX)
Summary Information	20
Portfolio Manager Commentary	21
Schedule of Investments	23
Oakmark Global Select Fund (OAKWX)
Summary Information	26
Portfolio Manager Commentary	27
Schedule of Investments	28
Oakmark International Fund (OAKIX)
Summary Information	30
Portfolio Manager Commentary	31
Schedule of Investments	32
Oakmark International Small Cap Fund (OAKEX)
Summary Information	34
Portfolio Manager Commentary	35
Schedule of Investments	36
Financial Statements
Statements of Assets and Liabilities	38
Statements of Operations	40
Statements of Changes in Net Assets	42
Notes to Financial Statements	49
Financial Highlights	65
Disclosure Regarding Investment Advisory Contract Approval	72
Disclosures and Endnotes	74
Trustees and Officers	75

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe",

"plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

OAKMARK FUNDS

Fund Expenses (Unaudited)

A shareholder of each Fund incurs ongoing costs, including investment advisory fees, transfer agent fees and other Fund expenses. The examples below are intended to help shareholders understand the ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other funds.

The following table provides information about actual account values and actual Fund expenses as well as hypothetical account values and hypothetical fund expenses for shares of each Fund.

ACTUAL EXPENSES

The following table shows the expenses a shareholder would have paid on a $1,000 investment in each Fund from October 1, 2014 to March 31, 2015, as well as how much a $1,000 investment would be worth at the close of the period, assuming actual Fund returns and expenses. A shareholder can estimate expenses incurred for the period by dividing the account value at March 31, 2015, by $1,000 and multiplying the result by the number in the "Actual—Expenses Paid During Period" column shown below.

Shares of Oakmark International Small Cap Fund, invested for 90 days or less, may be charged a 2% redemption fee upon redemption. Please consult the Funds' prospectus at oakmark.com for more information.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The following table provides information about hypothetical account values and hypothetical expenses for shares of each Fund based on actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or actual expenses shareholders paid for the period. Shareholders may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the "Hypothetical—Expenses Paid During Period" column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transaction costs were included, the total costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (10/1/14)	Ending Account Value (3/31/15)	Expenses Paid During Period*	Ending Account Value (3/31/15)	Expenses Paid During Period*	Annualized Expense Ratio
Oakmark Fund
Class I	$1,000.00	$1,030.50	$4.30	$1,020.69	$4.28	0.85%
Class II	$1,000.00	$1,028.80	$6.07	$1,018.95	$6.04	1.20%
Oakmark Select Fund
Class I	$1,000.00	$1,023.80	$4.79	$1,020.19	$4.78	0.95%
Class II	$1,000.00	$1,022.30	$6.30	$1,018.70	$6.29	1.25%
Oakmark Equity and Income Fund
Class I	$1,000.00	$1,046.90	$3.83	$1,021.19	$3.78	0.75%
Class II	$1,000.00	$1,045.00	$5.51	$1,019.55	$5.44	1.08%
Oakmark Global Fund
Class I	$1,000.00	$1,052.40	$5.73	$1,019.35	$5.64	1.12%
Class II	$1,000.00	$1,050.10	$7.72	$1,017.40	$7.59	1.51%
Oakmark Global Select Fund
Class I	$1,000.00	$1,043.10	$5.81	$1,019.25	$5.74	1.14%
Oakmark International Fund
Class I	$1,000.00	$1,060.30	$4.88	$1,020.19	$4.78	0.95%
Class II	$1,000.00	$1,058.70	$6.78	$1,018.35	$6.64	1.32%
Oakmark International Small Cap Fund
Class I	$1,000.00	$1,063.10	$6.94	$1,018.20	$6.79	1.35%
Class II	$1,000.00	$1,060.50	$8.89	$1,016.31	$8.70	1.73%

*  Expenses for each share class are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year divided by 365 (to reflect one-half year period)

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Oakmark and Oakmark Select Funds  March 31, 2015

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com

At Oakmark, we are long-term investors. We attempt to identify growing businesses that are managed to benefit their shareholders. We will purchase stock in those businesses only when priced substantially below our estimate of intrinsic value. After purchase, we patiently wait for the gap between stock price and intrinsic value to close.

"Wall Street never changes, because human nature never changes."

-Jesse Livermore

Indexing is on a winning streak

Active managers had an unusually tough year in 2014. Only 10% of equity mutual funds outperformed the S&P 5001. There was blame assigned to the usual suspects—fund expenses, trading costs, and cash that earned next to nothing. Additionally last year, stocks of global companies headquartered outside the U.S. (think Nestle, Diageo and Unilever), yet owned in many mutual funds, performed much worse than their U.S.-based peers in the S&P 500. Also, some of the largest companies, like Apple and Microsoft, performed very well. Many mutual funds base their position sizes on perceived attractiveness rather than on capitalization, as the S&P 500 does. So even if a mutual fund owned these stocks, as Oakmark did, they likely added more to the performance of the S&P 500 than to the mutual fund's portfolio. All-in-all, the average equity mutual fund returned only 8% last year while the S&P 500 returned 14%. And unfortunately, the Oakmark Fund wasn't in the 10% of funds that performed better than the market.

For most mutual funds, performance wasn't disappointing just in 2014. As investors looked back at three-year performance, the average fund trailed the S&P 500 by seven percentage points, and over a five-year period, that gap increases to nine percentage points. Predictably, this has led many investors to question the rationale for active management, and they have increasingly shifted to index funds. So where does that leave Oakmark, whose Funds are not only active, but are quite concentrated compared to its peers?

For starters, we don't see anything wrong with passive strategies, such as owning index funds. We expect the global economy to achieve good long-term performance, and therefore we expect equities to continue delivering higher long-term returns than most other asset categories. At the same time, we don't see any reason that the investing environment we face today is materially different than what we've faced throughout our history, and our Funds' historical returns speak for themselves.

Why that won't change

How should we define success for active managers? A March article in The New York Times, titled "How Many Mutual Funds Routinely Rout the Market? Zero" defined success as having a top quartile return in each year since the market bottom in March 20092. By that standard, each of the 2,862 mutual funds they studied failed. Though predictable annual outperformance would be the holy grail, is that really the hurdle for claiming an active manager has failed?

Academics believe that risk and return correlate nearly perfectly. In their world, the only way to earn a return greater than the market is to take more risk, and likewise, the consequence of taking less risk than the market is earning a lower return. Were that the case, the only logical conclusion would be to own an index fund and use cash or debt to adjust the risk level to personal preferences. Success in this world—or proving the academics wrong—would be achieving a long-term return higher than the market without taking increased risk—or achieving the market return while reducing risk. What matters is the cumulative long-term return and the risk taken to achieve it, not the ranking in successive annual performance scorecards.

If you summed up the holdings of all active investors (both individual and professional), you'd end up owning the entire market portfolio. So no matter how each investor structures his or her portfolio, the average of active investors will be market performance. This means that net performance, after expenses, has to be worse than the market. That's just the unpleasant fact. No way around it—summing up all the results, as a class, active managers are destined to fail. That's why Vanguard's John Bogle preaches that most investors would be better off not trying to beat the market and instead should just purchase index funds.

Why Oakmark expects to keep winning

The only way investor A can succeed is to trade with investor B, who willingly takes the losing side. Think about that when you evaluate different managers—to succeed, they need to get investors to take the other side of their trades. When a manager says, "We buy growth at a reasonable price," does that mean the investors they sell to are saying, "We buy growth at an unreasonable price"?

At the beginning of each Oakmark commentary is the following statement: "At Oakmark, we are long-term investors. We attempt to identify growing businesses that are managed to benefit their shareholders. We will purchase stock in those businesses only when priced substantially below our estimate of intrinsic value. After purchase, we patiently wait for the gap between stock price and intrinsic value to close."

Are we dependent on finding investors who want to own shrinking businesses managed to the detriment of their shareholders? Of course not. We are generally purchasing stock from investors who appear to have overreacted to negative news that we believe will have little impact on long-term business value. Or if the other investors do share our assessment, they aren't prepared to wait for the stock price to reflect it. Purchasing from a fearful seller at a reduced price allows us the opportunity to earn a higher return and to also reduce our risk. To believe we have a chance to succeed, you must believe that other investors are impatient or emotional. I believe there is a tremendous amount of evidence that throughout history many—if not

2 OAKMARK FUNDS

Oakmark and Oakmark Select Funds  March 31, 2015

Portfolio Manager Commentary (continued)

most—investors act emotionally or impatiently. In fact, I'd go so far as to say that's just human nature. In effect, then, our investment approach capitalizes on other investors not being able to suppress human nature. That's why I believe our historical success can be sustained.

As an aside, one might ask why I have such confidence in our long-term prospects when the Oakmark Fund has gained less than the S&P 500 in the past year. The biggest causes of our underperformance have been our heavy ownership of financials, especially banks, which have trailed the S&P 500, and our underweighting of healthcare stocks, many of which have exceeded our estimates of their intrinsic value. To anyone who has followed us, it should come as no surprise that we were early in selling a very strong sector and then used that capital to add to a less popular sector. That's the same thing we've been doing for more than twenty years. And we know from experience, it often doesn't start working immediately.

Why Oakmark concentrates

If you agree that stocks are likely to achieve good long-term returns and that a disciplined investor has the opportunity to outperform, then why concentrate? Again, the academics highlight diversification as a "free good" of which more is always better. That is the logical conclusion stemming from their belief that there is no way to select stocks, adjusting for risk, that will outperform the market. If stock selection can't add value, then concentrating into a smaller number of holdings won't increase expected return, but it will increase risk. And that's bad. Even among active managers, you can see how the "more is better" view of diversification has influenced portfolio construction: the average equity mutual fund holds 121 stocks.

Shortly after I started managing Oakmark Select, I was on a panel of investors discussing portfolio concentration. The manager seated next to me spoke glowingly of his process, which produced a portfolio that was invested in hundreds of stocks, and proudly stated, "This ensures that no single mistake can meaningfully hurt the portfolio." My response was not well-received: "If mistakes don't matter, doesn't that mean successes don't matter either?" (I've since learned that—despite the moderator's encouragement to speak up—investment panel decorum is to sit silently when others spout nonsense.) Active managers who widely diversify across hundreds of stocks have almost no chance of outperforming the market after deducting their fees and expenses. They are "closet indexing" with the goal of not underperforming by enough to get fired.

Our starting point is very different at Oakmark. We believe our disciplined long-term approach allows us to add value via stock selection. And since we believe that, we quickly get to the point that any benefit from reducing risk by adding more stocks to our portfolio is outweighed by the return lost from diluting our best ideas. We are trying to maximize our probability of outperforming by a meaningful amount. That's a very different goal than closet indexers have. That's why our Funds range from a low of 20 stocks to a high of about 60. Our most diversified portfolios have only half the positions of our average competitor.

Why over diversifying is a problem

Many well-intentioned mutual fund investors collect mutual funds for a hobby. They find an attractive fund and add it to their existing portfolio of funds. Eventually they own dozens of funds, each designed to have enough diversification to protect an investor who puts all their equity assets in that one fund. Adding together all the funds they own, these investors often end up with a portfolio that doesn't look much different than the market, yet they are paying active management fees on the entire portfolio. The math suggests their likelihood of outperforming the market after fees becomes de minimis.

We realize that most Oakmark shareholders use our Funds for just part of their mutual fund portfolio. Since our investors are already taking steps to diversify their assets, we believe it is counterproductive if our portfolios are also heavily diversified. By concentrating our assets in our best ideas we are restoring our shareholders' opportunity to outperform.

We have great respect for the index funds we compete with. And we don't begrudge John Bogle's evangelic zeal for these products. In fact, he's probably right when he says that many investors won't put in the effort to identify attractive funds, and of those that do, many won't have the courage to stick with them when they encounter inevitable difficult times. So they really would be better off just buying index funds. But, for the disciplined investor who is willing to put in the effort—and who doesn't panic when times are tough—there is still as much opportunity as there has ever been for active management to add value. Human nature doesn't change.

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Oakmark Fund  March 31, 2015

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/05/91 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/15)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (08/05/91)
Oakmark Fund (Class I)	-0.57%	8.37%	17.18%	14.64%	8.96%	13.10%
S&P 500 Index	0.95%	12.73%	16.11%	14.47%	8.01%	9.58%
Dow Jones Industrial Average[3]	0.33%	10.57%	13.18%	13.23%	8.17%	10.41%
Lipper Large Cap Value Funds Index[4]	-0.07%	8.43%	15.29%	12.36%	6.83%	8.95%

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Bank Of America Corp.	3.0
Apache Corp.	2.8
Amazon, Inc.	2.5
MasterCard, Inc., Class A	2.4
Google, Inc., Class A	2.3
Citigroup, Inc.	2.3
Oracle Corp.	2.3
American International Group, Inc.	2.2
Visa, Inc., Class A	2.1
JPMorgan Chase & Co.	2.1
FUND STATISTICS
Ticker	OAKMX
Inception	08/05/91
Number of Equity Holdings	58
Net Assets	$18.1 billion
Benchmark	S&P 500 Index
Weighted Average Market Cap	$111.4 billion
Median Market Cap	$51.5 billion
Portfolio Turnover (for the 6-months ended 03/31/15)	12%
Expense Ratio - Class I (as of 09/30/14)	0.87%
SECTOR ALLOCATION	% of Net Assets
Financials	25.3
Information Technology	24.0
Consumer Discretionary	13.6
Industrials	10.2
Energy	6.0
Consumer Staples	6.0
Health Care	5.5
Materials	2.4
Short-Term Investments and Other	7.0

4 OAKMARK FUNDS

Oakmark Fund  March 31, 2015

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com

Kevin Grant, CFA

Portfolio Manager

oakmx@oakmark.com

The Oakmark Fund declined 1% in the first quarter of 2015, and it lagged behind the 1% gain for the S&P 5001. Falling oil prices and the strengthening U.S. dollar captured investor attention and brought heightened volatility to company earnings and stock prices during the first quarter. With interest rates near multi-year lows, however, we feel that equities remain the most attractive asset class. We remain confident in the Oakmark Fund's long-term prospects, and our confidence is supported by the fact that a substantial portion of the recent underperformance has been driven by weakness in the financials sector, which is among the highest potential return sectors of the Fund.

The sectors that contributed the most to performance were consumer discretionary and healthcare, driven largely by Amazon and UnitedHealth Group, respectively. Amazon was up 20% after reporting stronger than expected revenue growth in the fourth quarter, and the company continues to invest heavily to support high-return future growth. UnitedHealth Group was up 17% due to strong fourth quarter results and continued momentum as concerns about healthcare reform wane. Our weakest sectors were financials and energy, and Bank of America and Chesapeake Energy were the worst performing securities. Despite the near-term weakness, we feel the financials and energy sectors remain undervalued, and the Oakmark Fund added to several positions in these sectors during the quarter.

We also initiated new positions in Caterpillar Inc. and Precision Castparts Corp., as discussed below. We eliminated the position in Walmart because its share price appreciated toward our estimate of intrinsic value. We also eliminated most of our position in Home Depot, which has performed well for several years and also reached our estimate of intrinsic value. We would like to commend Home Depot's former CEO Frank Blake and the entire Home Depot management team for their strong focus on maximizing returns and growing per-share value. Consistent with the message delivered in Bill Nygren's fourth quarter commentary, which discussed the Fund's desire to minimize tax consequences of our sales, we have maintained a small position in Home Depot shares that we have owned for less than one year. The Fund also captured a loss on some Halliburton shares when initiating a position in Baker Hughes, which Halliburton announced it plans to acquire.

Caterpillar Inc. (CAT-$81)

Caterpillar is the world's largest provider of construction equipment, diesel engines and industrial gas turbines. Caterpillar's products earn high marks, as do the quality and scope of its dealer network, but the company has considerable exposure to the highly cyclical and currently depressed oil and gas and mining segments. With substantial pressure from weak energy spending and the negative impact of the strong U.S. dollar,

Caterpillar's 2015 earnings will likely be down considerably from 2014 and toward the bottom end of their cyclical range. We prefer to value cyclical businesses on their earnings potential throughout the cycle, and we think that Caterpillar's mid-cycle earnings will be considerably higher than current levels. With the Caterpillar share price falling to multi-year lows, the business is now attractively valued at just 10x our forecast of mid-cycle earnings. When we combine this attractive valuation with a 3.4% dividend yield and a strong balance sheet, we find Caterpillar to be a compelling investment.

Precision Castparts Corp. (PCP-$212)

Precision Castparts Corp. (PCP) is a manufacturer of complex metal components and products, including castings, forgings, fasteners and aerostructures for aerospace, power generation and general industrial applications. Precision Castparts enjoys what we believe is an outstanding corporate culture and is led by a long-tenured CEO who is known for aggressively pursuing operating efficiencies. For many years, the company's stock traded at a significant premium to other aerospace and industrial peers, but recent weakness has brought the share price to attractive levels relative to these industry groups and the S&P 500. We believe the current valuation of less than 15x earnings is overly punitive, considering PCP's organic growth prospects and the company's ability to add value through acquisitions. PCP is providing more components on key new airplanes, which should allow the company to outgrow its end markets. In addition, management projects $4 billion-$6 billion of acquisition opportunities over the next couple of years with return characteristics similar to its existing business. Finally, the company's unique technical and process capabilities, coupled with its efficiently run operations, should allow it to continue to generate above-average margins. We are pleased to have the opportunity to add shares of what we consider a best-in-class company at a price that implies it is only average.

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Oakmark Fund  March 31, 2015 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 93.0%
FINANCIALS - 25.3%
DIVERSIFIED FINANCIALS - 9.4%
The Goldman Sachs Group, Inc. Investment Banking & Brokerage	1,740	$327,068
Capital One Financial Corp. Consumer Finance	4,113	324,171
State Street Corp. Asset Management & Custody Banks	4,380	322,061
Franklin Resources, Inc. Asset Management & Custody Banks	5,430	278,668
Bank of New York Mellon Corp. Asset Management & Custody Banks	6,450	259,533
T Rowe Price Group, Inc. Asset Management & Custody Banks	2,350	190,303
		1,701,804
BANKS - 8.9%
Bank of America Corp. Diversified Banks	35,000	538,650
Citigroup, Inc. Diversified Banks	8,130	418,858
JPMorgan Chase & Co. Diversified Banks	6,140	371,961
Wells Fargo & Co. Diversified Banks	5,290	287,776
		1,617,245
INSURANCE - 7.0%
American International Group, Inc. Multi-line Insurance	7,305	400,241
Aflac, Inc. Life & Health Insurance	5,070	324,531
Aon PLC (b) Insurance Brokers	3,080	296,049
Principal Financial Group, Inc. Life & Health Insurance	4,609	236,780
		1,257,601
		4,576,650
INFORMATION TECHNOLOGY - 24.0%
SOFTWARE & SERVICES - 13.7%
MasterCard, Inc., Class A Data Processing & Outsourced Services	5,050	436,269
Google, Inc., Class A (a) Internet Software & Services	762	422,458
Oracle Corp. Systems Software	9,445	407,552
Visa, Inc., Class A Data Processing & Outsourced Services	5,880	384,611
Automatic Data Processing, Inc. Data Processing & Outsourced Services	4,220	361,401
Microsoft Corp. Systems Software	6,650	270,356
Accenture PLC, Class A (b) IT Consulting & Other Services	2,100	196,749
		2,479,396
	Shares	Value
TECHNOLOGY HARDWARE & EQUIPMENT - 5.6%
TE Connectivity, Ltd. (b) Electronic Manufacturing Services	5,036	$360,653
Apple, Inc. Technology Hardware, Storage & Peripherals	2,883	358,732
QUALCOMM, Inc. Communications Equipment	4,245	294,348
		1,013,733
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.7%
Intel Corp. Semiconductors	11,580	362,107
Texas Instruments, Inc. Semiconductors	5,565	318,234
Applied Materials, Inc. Semiconductor Equipment	7,260	163,786
		844,127
		4,337,256
CONSUMER DISCRETIONARY - 13.6%
RETAILING - 4.7%
Amazon.com, Inc. (a) Internet Retail	1,219	453,590
Liberty Interactive Corp., Class A (a) Catalog Retail	10,891	317,905
The Home Depot, Inc. Home Improvement Retail	665	75,551
		847,046
MEDIA - 4.5%
News Corp., Class A (a) Publishing	19,373	310,166
Omnicom Group, Inc. Advertising	3,691	287,844
Comcast Corp., Class A Cable & Satellite	3,940	220,896
		818,906
AUTOMOBILES & COMPONENTS - 2.0%
General Motors Co. Automobile Manufacturers	7,850	294,375
Harley-Davidson, Inc. Motorcycle Manufacturers	1,102	66,936
		361,311
CONSUMER DURABLES & APPAREL - 1.2%
Whirlpool Corp. Household Appliances	1,100	222,266
CONSUMER SERVICES - 1.2%
Las Vegas Sands Corp. Casinos & Gaming	3,800	209,152
		2,458,681

See accompanying Notes to Financial Statements.

6 OAKMARK FUNDS

Oakmark Fund  March 31, 2015 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 93.0% (continued)
INDUSTRIALS - 10.2%
CAPITAL GOODS - 7.3%
General Electric Co. Industrial Conglomerates	14,500	$359,745
Illinois Tool Works, Inc. Industrial Machinery	3,115	302,591
Parker-Hannifin Corp. Industrial Machinery	1,925	228,651
Caterpillar, Inc. Construction Machinery & Heavy Trucks	2,730	218,442
Precision Castparts Corp. Aerospace & Defense	1,000	210,000
		1,319,429
TRANSPORTATION - 2.9%
FedEx Corp. Air Freight & Logistics	2,000	330,900
Union Pacific Corp. Railroads	1,750	189,543
		520,443
		1,839,872
ENERGY - 6.0%
Apache Corp. Oil & Gas Exploration & Production	8,275	499,231
Halliburton Co. Oil & Gas Equipment & Services	4,500	197,460
Chesapeake Energy Corp. Oil & Gas Exploration & Production	12,000	169,920
National Oilwell Varco, Inc. Oil & Gas Equipment & Services	3,040	151,969
Baker Hughes, Inc. Oil & Gas Equipment & Services	1,150	73,117
		1,091,697
CONSUMER STAPLES - 6.0%
FOOD, BEVERAGE & TOBACCO - 6.0%
General Mills, Inc. Packaged Foods & Meats	5,820	329,412
Nestle SA (b) (c) Packaged Foods & Meats	3,540	266,281
Diageo PLC (b) (c) Distillers & Vintners	2,250	248,783
Unilever PLC (b) (c) Packaged Foods & Meats	5,613	234,118
		1,078,594
HEALTH CARE - 5.5%
HEALTH CARE EQUIPMENT & SERVICES - 3.9%
Medtronic PLC (b) Health Care Equipment	4,690	365,773
UnitedHealth Group, Inc. Managed Health Care	2,890	341,858
		707,631
	Shares	Value
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 1.6%
Sanofi (b) (c) Pharmaceuticals	5,670	$280,325
		987,956
MATERIALS - 2.4%
Monsanto Co. Fertilizers & Agricultural Chemicals	2,450	275,723
Glencore PLC (b) Diversified Metals & Mining	38,040	161,330
		437,053
TOTAL COMMON STOCKS - 93.0% (COST $12,497,636)		16,807,759
	Par Value	Value
SHORT TERM INVESTMENTS - 7.0%
REPURCHASE AGREEMENT - 3.6%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 03/31/15 due 04/01/15, repurchase price $654,132, collateralized by a Federal National Mortgage Association Bond, 2.635%, due 09/13/23, value plus accrued interest of $100,925, by United States Treasury Notes, 1.750% - 2.000%, due 10/31/21 - 05/15/23, aggregate value plus accrued interest of $566,291 (Cost: $654,132)	$654,132	654,132
U.S. GOVERNMENT BILLS - 2.0%
United States Treasury Bills, 0.05% - 0.11%, due 04/30/15 - 09/10/15 (d) (Cost $349,943)	350,000	349,948
GOVERNMENT AND AGENCY SECURITIES - 1.4%
United States Treasury Floating Rate Note, 0.104%, due 04/30/16 (e) (Cost $250,000)	250,000	250,021
TOTAL SHORT TERM INVESTMENTS - 7.0% (COST $1,254,075)		1,254,101
TOTAL INVESTMENTS - 100.0% (COST $13,751,711)		18,061,860
Other Assets In Excess of Liabilities - 0.0% (f)		8,842
TOTAL NET ASSETS - 100.0%		$18,070,702

(a)  Non-income producing security

(b)  Foreign domiciled corporation

(c)  Sponsored American Depositary Receipt

(d)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(e)  Floating Rate Note. Rate shown is as of March 31, 2015.

(f)  Amount rounds to less than 0.1%.

See accompanying Notes to Financial Statements.

oakmark.com 7

Oakmark Select Fund  March 31, 2015

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/96 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/15)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (11/01/96)
Oakmark Select Fund (Class I)	-0.98%	8.98%	18.00%	15.62%	8.13%	13.40%
S&P 500 Index	0.95%	12.73%	16.11%	14.47%	8.01%	8.00%
Lipper Multi-Cap Value Funds Index[6]	1.25%	8.59%	15.81%	12.70%	6.61%	7.81%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
MasterCard, Inc., Class A	7.6
TE Connectivity, Ltd.	6.0
Google, Inc., Class A	5.6
American International Group, Inc.	5.5
Apache Corp.	5.5
CBRE Group, Inc.	5.4
Amazon, Inc.	5.3
Citigroup, Inc.	5.2
Bank Of America Corp.	5.0
JPMorgan Chase & Co.	4.9
FUND STATISTICS
Ticker	OAKLX
Inception	11/01/96
Number of Equity Holdings	20
Net Assets	$6.5 billion
Benchmark	S&P 500 Index
Weighted Average Market Cap	$110.4 billion
Median Market Cap	$87.6 billion
Portfolio Turnover (for the 6-months ended 03/31/15)	15%
Expense Ratio - Class I (as of 09/30/14)	0.95%
SECTOR ALLOCATION	% of Net Assets
Financials	38.3
Information Technology	27.2
Energy	9.5
Consumer Discretionary	9.4
Industrials	4.0
Health Care	3.9
Utilities	3.5
Short-Term Investments and Other	4.2

8 OAKMARK FUNDS

Oakmark Select Fund  March 31, 2015

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oaklx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oaklx@oakmark.com

Win Murray

Portfolio Manager

oaklx@oakmark.com

For the quarter, the Oakmark Select Fund declined 1%, compared to a 1% gain in the S&P 500 Index1. The negative impact of our energy holdings coupled with our relatively large position in financials overwhelmed what otherwise was strong stock selection across our consumer discretionary and technology investments. While we are disappointed with the outcome, we have been through periods like this before and remain steadfast in our commitment to the same investment process that has delivered success since the Fund's inception.

Chesapeake Energy (–27%), Bank of America (–14%) and Intel (–13%) detracted the most from our performance. Chesapeake issued disappointing cash flow guidance for 2015 due primarily to legacy contracts, signed under the prior management regime, to market oil and gas. While the result is disappointing, we believe that the impact from these contracts is both manageable and temporary. Aside from this issue, the business's underlying performance has been as good, or better, than we expected on relevant metrics like production growth and operating costs. The company also announced a substantial share repurchase authorization to take advantage of the large disconnect between the share price and intrinsic value. So, we remain confident that Chesapeake's new management team can right the ship operationally and greatly improve capital allocation. Although this quarter's stock performance might indicate otherwise, Bank of America continues to march toward our estimate of normalized earnings power, despite headwinds from low interest rates, while improving the quality of its balance sheet. For these reasons, we remain confident in Bank of America and all of our large bank holdings.

Amazon (+20%), TE Connectivity (14%) and CBRE Group (13%) contributed the most to performance. In the short time we have owned it, Amazon has grown its share of retail sales considerably, as we expected. A surprisingly profitable fourth quarter gave investors a glimpse of what margins could be should management decide to more aggressively pull back on their ambitious growth investments. As long as Amazon continues to grow its online retail moat, we welcome either outcome.

During the quarter we added one new position (General Electric) and eliminated another (FedEx) from the Fund. We have always admired General Electric's (GE) collection of businesses, but we have questioned management's focus on returns when making capital allocation decisions. However, the appointment of a new CFO in mid-2013 ushered in significant changes. Since then, GE has, in our view, acquired assets cheaply (Alstom) and sold assets at good prices (Synchrony and its appliances division). In 2015, the company plans to totally revamp its variable compensation plan for thousands of employees, emphasizing factors that drive return on invested capital, which should boost future results. We believe there is substantial opportunity to improve gross margins, and the stock trades for just under a market multiple on 2016 earnings and offers a generous dividend yield of 3.7%. Some investors may have a stale opinion of

GE after the past 15 years of persistent underperformance, but we believe it's a good investment at the current price.

We eliminated our position in FedEx due to price. Management's renewed focus on costs and smart capital allocation was properly rewarded with a higher multiple, so we were able to redeploy those assets into more undervalued companies, such as GE.

Thank you for your continued investment in the Fund.

oakmark.com 9

Oakmark Select Fund  March 31, 2015 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.8%
FINANCIALS - 38.3%
BANKS - 15.1%
Citigroup, Inc. Diversified Banks	6,577	$338,847
Bank of America Corp. Diversified Banks	20,979	322,861
JPMorgan Chase & Co. Diversified Banks	5,230	316,833
		978,541
INSURANCE - 10.1%
American International Group, Inc. Multi-line Insurance	6,545	358,612
FNF Group Property & Casualty Insurance	7,901	290,448
		649,060
DIVERSIFIED FINANCIALS - 7.7%
Franklin Resources, Inc. Asset Management & Custody Banks	5,010	257,113
Capital One Financial Corp. Consumer Finance	3,050	240,401
		497,514
REAL ESTATE - 5.4%
CBRE Group, Inc., Class A (a) Real Estate Services	8,964	346,996
		2,472,111
INFORMATION TECHNOLOGY - 27.2%
SOFTWARE & SERVICES - 18.1%
MasterCard, Inc., Class A Data Processing & Outsourced Services	5,720	494,151
Google, Inc., Class A (a) Internet Software & Services	653	362,219
Oracle Corp. Systems Software	7,240	312,406
		1,168,776
TECHNOLOGY HARDWARE & EQUIPMENT - 6.0%
TE Connectivity, Ltd. (b) Electronic Manufacturing Services	5,394	386,314
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.1%
Intel Corp. Semiconductors	6,447	201,597
		1,756,687
ENERGY - 9.5%
Apache Corp. Oil & Gas Exploration & Production	5,860	353,534
Chesapeake Energy Corp. Oil & Gas Exploration & Production	18,500	261,960
		615,494
	Shares	Value
CONSUMER DISCRETIONARY - 9.4%
RETAILING - 9.4%
Amazon.com, Inc. (a) Internet Retail	917	$341,216
Liberty Interactive Corp., Class A (a) Catalog Retail	9,214	268,953
		610,169
INDUSTRIALS - 4.0%
CAPITAL GOODS - 4.0%
General Electric Co. Industrial Conglomerates	10,500	260,505
HEALTH CARE - 3.9%
HEALTH CARE EQUIPMENT & SERVICES - 3.9%
Medtronic PLC (b) Health Care Equipment	3,200	249,568
UTILITIES - 3.5%
Calpine Corp. (a) Independent Power Producers & Energy Traders	10,004	228,801
TOTAL COMMON STOCKS - 95.8% (COST $4,854,551)		6,193,335
	Par Value	Value
SHORT TERM INVESTMENTS - 4.3%
REPURCHASE AGREEMENT - 4.3%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 03/31/15 due 04/01/15, repurchase price $275,237, collateralized by United States Treasury Notes, 2.000% - 2.125%, due 09/30/21- 10/31/21, aggregate value plus accrued interest of $280,745 (Cost: $275,237)	$275,237	275,237
TOTAL SHORT TERM INVESTMENTS - 4.3% (COST $275,237)		275,237
TOTAL INVESTMENTS - 100.1% (COST $5,129,788)		6,468,572
Liabilities In Excess of Other Assets - (0.1)%		(4,292)
TOTAL NET ASSETS - 100.0%		$6,464,280

(a)  Non-income producing security

(b)  Foreign domiciled corporation

See accompanying Notes to Financial Statements.

10 OAKMARK FUNDS

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oakmark.com 11

Oakmark Equity and Income Fund  March 31, 2015

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/95 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/15)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (11/01/95)
Oakmark Equity and Income Fund (Class I)	0.91%	6.02%	10.65%	9.00%	8.18%	10.89%
Lipper Balanced Funds Index	1.78%	7.17%	9.64%	9.07%	6.34%	7.08%
S&P 500 Index	0.95%	12.73%	16.11%	14.47%	8.01%	8.74%
Barclays U.S. Govt./Credit Index	1.84%	5.86%	3.35%	4.75%	4.96%	5.73%

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Oracle Corp.	3.7
General Motors Co.	3.5
Bank Of America Corp.	3.3
Nestle ADR	3.1
TE Connectivity, Ltd.	2.8
CVS Health Corp.	2.6
Dover Corp.	2.6
UnitedHealth Group, Inc.	2.3
Foot Locker, Inc.	2.2
Diageo ADR	2.2
FUND STATISTICS
Ticker	OAKBX
Inception	11/01/95
Number of Equity Holdings	47
Net Assets	$20.7 billion
Benchmark	Lipper Balanced Funds Index
Weighted Average Market Cap	$71.4 billion
Median Market Cap	$17.7 billion
Portfolio Turnover (for the 6-months ended 03/31/15)	13%
Expense Ratio - Class I (as of 09/30/14)	0.74%
SECTOR ALLOCATION	% of Net Assets
Equity Investments
Financials	14.4
Consumer Discretionary	10.6
Industrials	10.1
Consumer Staples	9.8
Information Technology	9.8
Health Care	4.0
Energy	3.6
Materials	1.3
Total Equity Investments	63.6
Fixed Income Investments
Government and Agency Securities	8.1
Corporate Bonds	5.9
Asset Backed Securities	0.1
Total Fixed Income Investments	14.1
Short-Term Investments and Other	22.3

12 OAKMARK FUNDS

Oakmark Equity and Income Fund  March 31, 2015

Portfolio Manager Commentary

Clyde S. McGregor, CFA

Portfolio Manager

oakbx@oakmark.com

M. Colin Hudson, CFA

Portfolio Manager

oakbx@oakmark.com

Matthew A. Logan, CFA

Portfolio Manager

oakbx@oakmark.com

Edward J. Wojciechowski, CFA

Portfolio Manager

oakbx@oakmark.com

Quarter Review

U.S. stocks showed little direction in the March quarter. In fact, in the second half of the quarter the market went 28 trading sessions without gains on back-to-back days, and this tied the record for that somewhat irrelevant statistic. The return for the Equity and Income Fund in the quarter was 1% while the Lipper Balanced Fund Index7, the Fund's performance benchmark, returned 2%. Our decision to keep the Fund's fixed income duration very short contributed to the Fund's shortfall versus the benchmark. For the fiscal year's six months, the Fund returned 5%, and the Lipper Balanced Funds Index return was 4%. The annualized compound rate of return since the Fund's inception in 1995 is 11% while the corresponding return to the Lipper Index is 7%.

Top contributors for the quarter were UnitedHealth Group, TE Connectivity, General Motors, Lear and Foot Locker. Bank of America, National Oilwell Varco, Union Pacific, Oracle and Glencore detracted most from return. For the first six months of the Fund's fiscal year, UnitedHealth Group, CVS Health, TE Connectivity, General Motors and Lear led the contributor list while National Oilwell Varco, Glencore, Bank of America, Dover and Ultra Petroleum detracted. Weak commodity prices have helped to pull down the shares of four of the five detractors.

Activist or Acquisition?

In the recent period, companies that have attracted activist attention as well as those that have announced significant acquisitions have both tended to outperform. This is a curious outcome for a couple of reasons. First, throughout our careers, we had grown accustomed to seeing the price of an acquirer drop following the announcement of a deal because investors often perceive acquisitions as diluting a company's value. Not only is it strange that acquiring companies now enjoy price lifts when they announce deals (e.g., UnitedHealth on the announcement of its deal to purchase Catamaran), but it's odder still that it comes at a time when activism is also causing prices to rise. Activists often agitate for the exact opposite of acquisitions: either an outright sale of the targeted company or divestment of business units, believing such actions can "unlock" value.

In a diversified portfolio of equities, like the equity portion of Equity and Income Fund, it is almost to be expected that there will be Fund holdings that demonstrate these factors. Two of the Fund's automotive industry holdings (General Motors and Lear) have attracted activists, and Bank of New York Mellon has added a representative of an activist firm to its board. General Motors recently responded to an activist group with a plan to return cash to shareholders through share repurchase, and Lear had previously undertaken this action. Fund holdings have been less busy on the acquisition front, with the aforementioned UnitedHealth deal as the only recent example.

Obviously we like it when prevailing market currents carry along our holdings, but we worry that in an otherwise dull period investors are overreaching for investable concepts. Although the market's previously negative reactions to acquisition announcements was probably too extreme, today's judgment that acquisitions will almost always produce enhanced profitability seems too generous. Concerning activist investors, we welcome work that brings price and value together without impairing future value growth. Our job is to discriminate between activists who look to enhance long-term business value and those who seek merely to extract short-term profits.

Transaction Activity

During the quarter, the Fund initiated two new equity positions while eliminating three. The net effect of these transactions was to decrease the equity allocation by 1% with proceeds used to increase the corporate bond allocation.

We purchased shares of T. Rowe Price Group, the investment management company. As a significant player in our business, we have long admired T. Rowe but only recently perceived the share price to offer opportunity. Key to the franchise is the company's investment culture, which has sustainably generated commendable investment performance and enabled T. Rowe to establish a strong position in the defined contribution/401(k) market. In our view, the company has a solid balance sheet with over $3 billion in cash and investments with no debt. We also like that management has demonstrated good stewardship of capital through opportunistic share repurchases (i.e., during periods when the share price was weak and trading at a discount to our estimate of intrinsic value).

Our second new purchase was Precision Castparts Corp. (PCP), a manufacturer of complex metal components and products for aerospace, power generation, and general industrial applications. PCP's long-tenured CEO has helped to develop what we believe is an outstanding corporate culture that relentlessly pursues operating efficiencies. For many years, the company's stock traded at a significant premium to aerospace and industrial companies, but recent underperformance has caused it to sell at a discounted valuation. We believe the current valuation does not adequately reflect PCP's organic growth prospects and its ability to add value through acquisitions. PCP's unique technical and process capabilities coupled with its efficiently run operations should allow this best-in-class company to continue generating above-average margins.

oakmark.com 13

Oakmark Equity and Income Fund  March 31, 2015

Portfolio Manager Commentary (continued)

Stock eliminations during the quarter were FedEx, Illinois Tool Works and Scripps Networks Interactive. We purchased shares of the first two companies in 2012, and both contributed to the Fund's returns. Scripps also contributed, but over a much longer 10-year holding period. During that time, which includes the financial crisis, much has happened at Scripps, including a corporate name change and several diversifying acquisitions. Through it all, the strength of the core cable television channel franchises was sufficient to grow shareholder value. With a rapidly changing media environment, however, we have begun to question if the increasing fragmentation of media viewership will limit future growth opportunities in this sector.

The Most Hated Rally in History

A Financial Times article on March 2 examined the post-financial crisis bull market and contained the phrase we have used to title this section9. The article discusses a theme we have often stated, "...that many investors have simply not believed in a stock market rally fueled by central banks' easy money policies." Or, according to Nicholas Colas, chief market strategist of Convergex, "There is a belief that the market rally has...not [been supported] by organic growth and rising revenues." The article also describes the difficulty investors have had in distinguishing themselves in this rally. The article notes that according to Standard & Poor's, dispersion among stocks reached a historic low in 2014, meaning that stocks have moved in tandem to an unprecedented degree.

We, too, would prefer an environment where market returns derive from economic improvement rather than cost cutting and financial engineering. But that is not the environment in which we currently operate. As one of Harris Associates' early partners often said, "The hardest time to invest is always right now," and it feels that way to us today. Though we do not love the investing landscape, the possibility of identifying attractive new opportunities remains. Our analyst teams, both domestic and international, continue to search the globe for mispriced securities. The search may or may not be harder today than at other times, but the challenge still inspires us. The late Herb Stein quipped, "If something cannot go on forever, it will stop," and, unfortunately, for quite some time we have felt that way about the Federal Reserve's suppression of short-term interest rates. We do not have any idea when the present unusual environment will evolve into something different, but however it evolves, we believe that our fundamental, value-based approach will produce the returns that our investors seek.

As always, we thank our shareholders for entrusting their assets to the Fund and welcome your questions and comments.

14 OAKMARK FUNDS

Oakmark Equity and Income Fund  March 31, 2015 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 63.6%
FINANCIALS - 14.4%
BANKS - 5.4%
Bank of America Corp. Diversified Banks	44,733	$688,438
Wells Fargo & Co. Diversified Banks	4,326	235,334
U.S. Bancorp Diversified Banks	4,461	194,805
		1,118,577
DIVERSIFIED FINANCIALS - 4.7%
TD Ameritrade Holding Corp. Investment Banking & Brokerage	12,006	447,358
The Goldman Sachs Group, Inc. Investment Banking & Brokerage	1,208	227,068
Bank of New York Mellon Corp. Asset Management & Custody Banks	5,340	214,900
T Rowe Price Group, Inc. Asset Management & Custody Banks	608	49,273
FNFV Group (a) Multi-Sector Holdings	2,202	31,052
		969,651
INSURANCE - 4.3%
FNF Group Property & Casualty Insurance	7,689	282,658
Principal Financial Group, Inc. Life & Health Insurance	5,061	259,999
Reinsurance Group of America, Inc. Reinsurance	2,402	223,852
Aflac, Inc. Life & Health Insurance	2,077	132,936
		899,445
		2,987,673
CONSUMER DISCRETIONARY - 10.6%
AUTOMOBILES & COMPONENTS - 7.1%
General Motors Co. Automobile Manufacturers	19,469	730,072
Lear Corp. Auto Parts & Equipment	3,387	375,300
BorgWarner, Inc. Auto Parts & Equipment	5,699	344,657
Remy International, Inc. Auto Parts & Equipment	394	8,745
		1,458,774
RETAILING - 3.1%
Foot Locker, Inc. (b) Apparel Retail	7,348	462,943
HSN, Inc. Catalog Retail	2,608	177,974
		640,917
	Shares	Value
CONSUMER DURABLES & APPAREL - 0.4%
Carter's, Inc. Apparel, Accessories & Luxury Goods	936	$86,506
		2,186,197
INDUSTRIALS - 10.1%
CAPITAL GOODS - 8.0%
Dover Corp. Industrial Machinery	7,713	533,129
Flowserve Corp. Industrial Machinery	6,678	377,229
Rockwell Automation, Inc. Electrical Components & Equipment	2,145	248,799
Parker-Hannifin Corp. Industrial Machinery	1,638	194,556
Precision Castparts Corp. Aerospace & Defense	794	166,740
WESCO International, Inc. (a) Trading Companies & Distributors	1,522	106,376
Blount International, Inc. (a) Industrial Machinery	2,263	29,153
		1,655,982
TRANSPORTATION - 1.9%
Union Pacific Corp. Railroads	3,414	369,759
Atlas Air Worldwide Holdings, Inc. (a) Air Freight & Logistics	647	27,843
		397,602
COMMERCIAL & PROFESSIONAL SERVICES - 0.2%
Herman Miller, Inc. Office Services & Supplies	1,402	38,908
		2,092,492
CONSUMER STAPLES - 9.8%
FOOD, BEVERAGE & TOBACCO - 7.2%
Nestle SA (c) (d) Packaged Foods & Meats	8,627	648,958
Diageo PLC (c) (d) Distillers & Vintners	4,182	462,393
Philip Morris International, Inc. Tobacco	5,060	381,177
		1,492,528
FOOD & STAPLES RETAILING - 2.6%
CVS Health Corp. Drug Retail	5,285	545,481
		2,038,009

See accompanying Notes to Financial Statements.

oakmark.com 15

Oakmark Equity and Income Fund  March 31, 2015 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 63.6% (continued)
INFORMATION TECHNOLOGY - 9.8%
SOFTWARE & SERVICES - 6.7%
Oracle Corp. Systems Software	17,795	$767,854
MasterCard, Inc., Class A Data Processing & Outsourced Services	4,832	417,470
Broadridge Financial Solutions, Inc. Data Processing & Outsourced Services	3,578	196,798
		1,382,122
TECHNOLOGY HARDWARE & EQUIPMENT - 3.1%
TE Connectivity, Ltd. (d) Electronic Manufacturing Services	8,052	576,706
Knowles Corp. (a) Electronic Components	3,155	60,805
		637,511
		2,019,633
HEALTH CARE - 4.0%
HEALTH CARE EQUIPMENT & SERVICES - 3.6%
UnitedHealth Group, Inc. Managed Health Care	4,090	483,856
Omnicare, Inc. Health Care Services	3,406	262,455
		746,311
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.4%
Bruker Corp. (a) Life Sciences Tools & Services	4,814	88,909
		835,220
ENERGY - 3.6%
National Oilwell Varco, Inc. Oil & Gas Equipment & Services	6,662	333,046
Baker Hughes, Inc. Oil & Gas Equipment & Services	4,604	292,737
Ultra Petroleum Corp. (a) Oil & Gas Exploration & Production	6,105	95,413
Rowan Cos. PLC Oil & Gas Drilling	1,624	28,755
		749,951
MATERIALS - 1.3%
Glencore PLC (d) Diversified Metals & Mining	60,533	256,724
Southern Copper Corp. Diversified Metals & Mining	693	20,225
		276,949
TOTAL COMMON STOCKS - 63.6% (COST $8,545,988)		13,186,124
	Par Value	Value
FIXED INCOME - 14.1%
GOVERNMENT AND AGENCY SECURITIES - 8.1%
U.S. GOVERNMENT NOTES - 7.6%
1.25%, due 07/15/20, Inflation Indexed	$534,234	$579,101
1.375%, due 07/15/18, Inflation Indexed	513,630	549,664
2.125%, due 01/15/19, Inflation Indexed	217,065	238,958
1.00%, due 09/30/16	199,380	201,093
		1,568,816
U.S. GOVERNMENT AGENCIES - 0.5%
Federal Home Loan Bank, 1.65%, due 07/18/19	29,550	29,570
Federal National Mortgage Association, 1.25%, due 09/27/18	24,680	24,711
Federal Home Loan Bank, 1.25%, due 02/27/18	24,585	24,624
Federal Home Loan Mortgage Corp., 1.40%, due 01/08/18	19,665	19,669
Federal National Mortgage Association, 1.25%, due 01/30/20	9,525	9,514
Federal Home Loan Bank, 1.00%, due 04/15/20	6,500	6,502
		114,590
Total Government and Agency Securities (Cost $1,588,958)		1,683,406
CORPORATE BONDS - 5.9%
Kinetic Concepts, Inc., 10.50%, due 11/01/18	47,940	51,895
JPMorgan Chase & Co., 3.15%, due 07/05/16	44,592	45,749
General Motors Co., 4.875%, due 10/02/23	41,400	44,824
Mondelez International, Inc., 4.125%, due 02/09/16	43,567	44,741
The Manitowoc Co., Inc., 8.50%, due 11/01/20	35,655	38,151
The William Carter Co., 5.25%, due 08/15/21	35,137	36,367
Ultra Petroleum Corp., 144A, 5.75%, due 12/15/18 (e)	37,809	34,123
Credit Suisse Group AG, 144A, 7.50% (d) (e) (f) (g)	30,000	32,212
Omnicom Group, Inc., 3.625%, due 05/01/22	30,425	31,906
CVS Health Corp., 4.00%, due 12/05/23	29,325	31,788
Live Nation Entertainment, Inc., 144A, 7.00%, due 09/01/20 (e)	28,930	30,810
1011778 BC ULC / New Red Finance Inc., 144A, 6.00%, due 04/01/22 (d) (e)	29,500	30,532
General Motors Co., 3.50%, due 10/02/18	29,525	30,250
Toyota Motor Credit Corp., 1.45%, due 01/12/18	29,495	29,684
CNO Financial Group, Inc., 144A, 6.375%, due 10/01/20 (e)	26,060	27,493

See accompanying Notes to Financial Statements.

16 OAKMARK FUNDS

Oakmark Equity and Income Fund  March 31, 2015 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 14.1% (continued)
CORPORATE BONDS - 5.9% (continued)
Credit Suisse New York, 1.75%, due 01/29/18 (d)	$24,700	$24,775
Penn National Gaming, Inc., 5.875%, due 11/01/21	23,704	23,526
Glencore Canada Corp., 6.00%, due 10/15/15 (d)	21,915	22,474
Activision Blizzard, Inc., 144A, 5.625%, due 09/15/21 (e)	20,965	22,328
Lam Research Corp., 2.75%, due 03/15/20	19,660	19,770
JPMorgan Chase & Co., 1.70%, due 03/01/18	19,665	19,744
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.00%, due 03/01/21	16,710	18,599
Scientific Games International, Inc., 144A, 10.00%, due 12/01/22 (e)	19,665	18,387
Dollar General Corp., 4.125%, due 07/15/17	17,095	17,982
Ultra Petroleum Corp., 144A, 6.125%, due 10/01/24 (e)	19,665	16,863
Valeant Pharmaceuticals International Inc, 144A, 5.625%, due 12/01/21 (d) (e)	16,370	16,616
Aon Corp., 5.00%, due 09/30/20	14,745	16,603
Anthem, Inc., 5.875%, due 06/15/17	15,150	16,572
Kinetic Concepts, Inc., 12.50%, due 11/01/19	14,360	15,688
Medtronic Inc., 144A, 3.15%, due 03/15/22 (d) (e)	14,750	15,316
Activision Blizzard, Inc., 144A, 6.125%, due 09/15/23 (e)	13,615	14,840
Zayo Group LLC / Zayo Capital Inc, 144A, 6.00%, due 04/01/23 (e)	14,745	14,819
Zimmer Holdings, Inc., 1.45%, due 04/01/17	14,750	14,779
Cleopatra Finance Ltd, 144A, 6.25%, due 02/15/22 (d) (e)	14,800	14,467
Cleopatra Finance Ltd, 144A, 6.50%, due 02/15/25 (d) (e)	14,800	14,282
Royal Caribbean Cruises, Ltd., 7.25%, due 06/15/16	12,688	13,481
Omega Healthcare Investors, Inc., 5.875%, due 03/15/24	12,390	13,195
GLP Capital, LP / GLP Financing II, Inc., 5.375%, due 11/01/23	12,000	12,405
BorgWarner, Inc., 4.625%, due 09/15/20	10,810	11,934
Bank of America Corp., 5.25%, due 12/01/15	10,778	11,068
Howard Hughes Corp., 144A, 6.875%, due 10/01/21 (e)	10,000	10,475
Omega Healthcare Investors, Inc., 6.75%, due 10/15/22	9,865	10,420
GLP Capital, LP / GLP Financing II, Inc., 4.875%, due 11/01/20	10,000	10,250
Six Flags Entertainment Corp., 144A, 5.25%, due 01/15/21 (e)	9,970	10,244
	Par Value	Value
Kellogg Co., 4.45%, due 05/30/16	$9,835	$10,243
Valeant Pharmaceuticals International, 144A, 6.375%, due 10/15/20 (e)	9,805	10,185
Chevron Corp., 1.365%, due 03/02/18	9,835	9,883
Cleopatra Finance Ltd, 144A, 5.625%, due 02/15/20 (d) (e)	9,800	9,575
Tempur Sealy International, Inc., 6.875%, due 12/15/20	8,819	9,414
Sirius XM Radio Inc, 144A, 5.25%, due 08/15/22 (e)	8,895	9,384
Health Net, Inc., 6.375%, due 06/01/17	8,680	9,266
Glencore Funding LLC, 144A, 1.70%, due 05/27/16 (e)	8,060	8,094
E*TRADE Financial Corp., 4.625%, due 09/15/23	7,865	8,003
Quiksilver, Inc. / QS Wholesale, Inc., 144A, 7.875%, due 08/01/18 (e)	8,630	7,810
Quiksilver, Inc. / QS Wholesale, Inc., 10.00%, due 08/01/20	10,810	7,648
Omnicare, Inc., 5.00%, due 12/01/24	6,880	7,190
Omnicare, Inc., 4.75%, due 12/01/22	6,880	7,104
Whirlpool Corp., 6.50%, due 06/15/16	6,610	7,043
Scientific Games International, Inc., 144A, 7.00%, due 01/01/22 (e)	6,885	7,040
Concho Resources, Inc., 5.50%, due 10/01/22	6,980	7,032
Thermo Fisher Scientific, Inc., 3.20%, due 03/01/16	6,839	6,978
Credit Suisse Group AG, 144A, 6.25% (d) (e) (f) (g)	7,000	6,877
Quest Diagnostics, Inc., 4.70%, due 04/01/21	5,128	5,655
Bank of America Corp., 5.625%, due 10/14/16	5,285	5,627
Anadarko Petroleum Corp., 5.95%, due 09/15/16	5,005	5,339
CBRE Services, Inc., 5.25%, due 03/15/25	4,915	5,284
Serta Simmons Holdings LLC, 144A, 8.125%, due 10/01/20 (e)	4,990	5,252
E*TRADE Financial Corp., 5.375%, due 11/15/22	4,910	5,180
Foot Locker, Inc., 8.50%, due 01/15/22 (b)	4,340	5,143
GLP Capital, LP / GLP Financing II, Inc., 4.375%, due 11/01/18	5,000	5,137
Scotiabank Peru SA, 144A, 4.50%, due 12/13/27 (d) (e) (f)	5,000	4,987
Zayo Group LLC / Zayo Capital, Inc., 10.125%, due 07/01/20	3,445	3,901
Omnicom Group, Inc., 6.25%, due 07/15/19	2,950	3,430
Family Tree Escrow LLC, 144A, 5.75%, due 03/01/23 (e)	2,950	3,105
Medtronic Inc., 144A, 1.50%, due 03/15/18 (d) (e)	2,950	2,963

See accompanying Notes to Financial Statements.

oakmark.com 17

Oakmark Equity and Income Fund  March 31, 2015 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 14.1% (continued)
CORPORATE BONDS - 5.9% (continued)
CVS Health Corp., 2.25%, due 08/12/19	$2,884	$2,929
Boston Scientific Corp., 5.125%, due 01/12/17	2,546	2,704
The Goldman Sachs Group, Inc., 5.625%, due 01/15/17	2,095	2,246
Live Nation Entertainment, Inc., 144A, 5.375%, due 06/15/22 (e)	2,000	2,040
Tyco Electronics Group SA, 6.55%, due 10/01/17 (d)	1,385	1,553
Family Tree Escrow LLC, 144A, 5.25%, due 03/01/20 (e)	1,000	1,048
Centene Corp., 4.75%, due 05/15/22	1,000	1,038
Post Holdings, Inc., 7.375%, due 02/15/22	1,000	1,035
Post Holdings, Inc., 144A, 6.75%, due 12/01/21 (e)	1,000	1,010
Ventas Realty, LP REIT, 3.50%, due 02/01/25	1,000	1,004
The Goldman Sachs Group, Inc., 2.55%, due 10/23/19	980	994
VRX Escrow Corp, 144A, 5.875%, due 05/15/23 (d) (e)	500	513
VRX Escrow Corp, 144A, 5.375%, due 03/15/20 (d) (e)	500	504
Hologic, Inc., 6.25%, due 08/01/20	250	259
VRX Escrow Corp, 144A, 6.125%, due 04/15/25 (d) (e)	250	259
Total Corporate Bonds (Cost $1,218,067)		1,231,335
ASSET BACKED SECURITIES - 0.1%
Cabela's Master Credit Card Trust, 144A, 0.725%, due 10/15/19 (e) (f) (Cost $11,450)	11,450	11,486
TOTAL FIXED INCOME - 14.1% (COST $2,818,475)		2,926,227
SHORT TERM INVESTMENTS - 22.2%
COMMERCIAL PAPER - 17.8%
Toyota Motor Credit Corp., 0.08% - 0.17%, due 04/14/15 - 06/23/15 (h)	1,050,000	1,049,854
MetLife Short Term Funding LLC, 144A, 0.11% - 0.15%, due 04/01/15 - 05/28/15 (e) (h)	500,076	500,025
Philip Morris International, Inc., 144A, 0.07% - 0.13%, due 04/20/15 - 05/26/15 (e) (h)	442,924	442,883
BMW US Capital LLC, 144A, 0.10% - 0.13%, due 04/01/15 - 05/04/15 (e) (h)	343,000	342,979
American Honda Finance Corp., 0.09% - 0.15%, due 04/08/15 - 06/23/15 (h)	257,000	256,970
	Par Value	Value
General Mills, Inc., 144A, 0.31% - 0.54%, due 04/06/15 - 05/22/15 (e) (h)	$225,100	$225,045
State Street Corp., 0.18%, due 05/11/15 - 06/17/15 (h)	225,000	224,930
Kellogg Co., 144A, 0.35% - 0.49%, due 04/01/15 - 04/21/15 (e) (h)	176,650	176,622
Walgreens Boots, 0.50% - 0.56%, due 04/08/15 - 04/17/15 (h)	145,000	144,978
Anthem, Inc., 144A, 0.30% - 0.38%, due 04/01/15 - 04/15/15 (e) (h)	125,000	124,991
John Deere Capital Co., 144A, 0.11%, due 04/13/15 - 05/08/15 (e) (h)	100,000	99,993
J.P. Morgan Securities LLC, 0.21%, due 04/06/15 (h)	50,000	49,999
BP Capital Markets PLC, 144A, 0.60% - 0.63%, due 10/16/15 - 11/02/15 (d) (e) (h)	40,750	40,643
Total Commercial Paper (Cost $3,679,879)		3,679,912
REPURCHASE AGREEMENT - 2.6%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 03/31/15 due 04/01/15, repurchase price $542,290, collateralized by a United States Treasury Note, 2.000%, due 10/31/21, value plus accrued interest of $553,138 (Cost: $542,289)	542,289	542,289
CORPORATE BONDS - 1.8%
Kraft Foods Group, Inc., 1.625%, due 06/04/15	39,971	40,038
Bank of America Corp., 4.50%, due 04/01/15	37,334	37,334
ConAgra Foods, Inc., 1.30%, due 01/25/16	33,563	33,651
Capital One Financial Corp., 5.50%, due 06/01/15	29,743	29,977
American International Group, Inc., 5.05%, due 10/01/15	25,655	26,200
Amazon.com, Inc., 0.65%, due 11/27/15	23,671	23,696
Ford Motor Credit Co. LLC, 5.625%, due 09/15/15	22,850	23,328
Thermo Fisher Scientific, Inc., 3.20%, due 05/01/15	21,361	21,409
The Goldman Sachs Group, Inc., 1.60%, due 11/23/15	19,660	19,774
JPMorgan Chase & Co., 1.10%, due 10/15/15	18,438	18,485
Willis North America, Inc., 5.625%, due 07/15/15	14,005	14,180
JPMorgan Chase & Co., 5.15%, due 10/01/15	13,323	13,599
AbbVie, Inc., 1.20%, due 11/06/15	12,300	12,318
SunTrust Bank, 0.553%, due 08/24/15 (f)	11,470	11,466

See accompanying Notes to Financial Statements.

18 OAKMARK FUNDS

Oakmark Equity and Income Fund  March 31, 2015 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
SHORT TERM INVESTMENTS - 22.2% (continued)
CORPORATE BONDS - 1.8% (continued)
The Goldman Sachs Group, Inc., 3.30%, due 05/03/15	$10,665	$10,692
Morgan Stanley, 1.75%, due 02/25/16	9,830	9,894
Citigroup, Inc., 4.875%, due 05/15/15	8,255	8,290
Covidien International Finance SA, 2.80%, due 06/15/15 (d)	8,240	8,278
Capital One Financial Corp., 1.00%, due 11/06/15	4,150	4,155
Royal Caribbean Cruises, Ltd., 11.875%, due 07/15/15 (d)	2,950	3,031
Citigroup, Inc., 4.875%, due 05/07/15	2,160	2,169
Bank of America Corp., 7.75%, due 08/15/15	1,720	1,762
Total Corporate Bonds (Cost $373,792)		373,726
TOTAL SHORT TERM INVESTMENTS - 22.2% (COST $4,595,960)		4,595,927
TOTAL INVESTMENTS - 99.9% (COST $15,960,423)		20,708,278
Other Assets In Excess of Liabilities - 0.1%		24,371
NET ASSETS - 100.0%		$20,732,649

(a)  Non-income producing security

(b)  See Note 5 in the Notes to Financial Statements regarding investments in affiliated issuers.

(c)  Sponsored American Depositary Receipt

(d)  Foreign domiciled corporation

(e)  See Note 1 in the Notes to Financial Statements regarding restricted securities. These securities may be resold subject to restrictions on resale under federal securities law.

(f)  Floating Rate Note. Rate shown is as of March 31, 2015.

(g)  Security is perpetual and has no stated maturity date.

(h)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

See accompanying Notes to Financial Statements.

oakmark.com 19

Oakmark Global Fund  March 31, 2015

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/04/99 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/15)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (08/04/99)
Oakmark Global Fund (Class I)	2.13%	4.14%	13.81%	10.35%	8.43%	11.23%
MSCI World Index	2.31%	6.03%	12.19%	10.01%	6.39%	4.17%
Lipper Global Funds Index[11]	3.06%	5.20%	11.54%	9.05%	6.52%	5.08%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Credit Suisse Group AG	5.8
Julius Baer Group, Ltd.	4.7
TE Connectivity, Ltd.	4.3
BNP Paribas SA	3.9
General Motors Co.	3.8
CNH Industrial N.V.	3.5
The Interpublic Group of Cos., Inc.	3.4
Bank Of America Corp.	3.3
MasterCard, Inc., Class A	3.3
Richemont SA	3.2
FUND STATISTICS
Ticker	OAKGX
Inception	08/04/99
Number of Equity Holdings	41
Net Assets	$3.6 billion
Benchmark	MSCI World Index
Weighted Average Market Cap	$72.1 billion
Median Market Cap	$27.7 billion
Portfolio Turnover (for the 6-months ended 03/31/15)	19%
Expense Ratio - Class I (as of 09/30/14)	1.11%
SECTOR ALLOCATION	% of Net Assets
Financials	27.6
Information Technology	23.4
Consumer Discretionary	16.6
Industrials	12.4
Consumer Staples	5.2
Health Care	5.2
Materials	4.7
Energy	4.0
Short-Term Investments and Other	0.9
GEOGRAPHIC ALLOCATION
% of Equity
Europe	43.5
Switzerland	22.6
Netherlands*	6.8
France*	5.6
U.K.	4.4
Germany*	4.1
North America	43.1
United States	43.1
% of Equity
Asia	10.3
Japan	7.8
South Korea	2.5
Australasia	3.1
Australia	3.1

*  Euro currency countries comprise 16.5% of equity investments

20 OAKMARK FUNDS

Oakmark Global Fund  March 31, 2015

Portfolio Manager Commentary

Clyde S. McGregor, CFA

Portfolio Manager
oakgx@oakmark.com

Robert A. Taylor, CFA

Portfolio Manager

oakgx@oakmark.com

The Divergences Reverse

In the March quarter the Oakmark Global Fund gained 2%, the same as the MSCI World Index10 return in the period and less than the Lipper Global Funds Index's11 gain of 3%. For the first six months of the Fund's fiscal year the Fund returned 5%, compared to 3% for the MSCI World Index and 4% for the Lipper Global Funds Index. Since inception in 1999, the Fund has achieved a compound annual rate of return of 11%, which compares to 4% for the MSCI World Index and 5% for the Lipper Global Funds Index.

For the past few quarters, we have written about the strong performance of U.S. equities relative to the rest of the world. The first calendar quarter broke this trend. Most developed markets outperformed the U.S., and this was also true within the Global Fund. European equities in particular benefited from the European Central Bank's initiation of a larger than expected quantitative easing program. The countries that contributed most to the Fund's return were Switzerland, Japan, Australia and Germany, and both Australia and Germany had to overcome significant currency headwinds. Switzerland made headlines in the quarter when its central bank allowed the franc to float freely, but the effect, though initially substantial versus the euro, proved to be modest over the quarter relative to the dollar. The only countries to produce negative March quarter returns in the Fund were the U.S. and the U.K. The individual holdings that contributed most to return were TE Connectivity (Switzerland), Incitec Pivot (Australia), Daimler (Germany), Julius Baer (Switzerland) and Credit Suisse (Switzerland). Fund holdings that detracted most from return were National Oilwell Varco (U.S.), Bank of America (U.S.), Intel (U.S.), Chesapeake Energy (U.S.) and Richemont (Switzerland).

For the fiscal year that began October 1, the countries that contributed the most to the Fund's return were Switzerland, the U.S. and Australia, and the detractors from return were the Netherlands, France and the U.K. The five largest contributors to Fund return in the period were TE Connectivity, Incitec Pivot, Health Net (U.S.), Interpublic Group (U.S.) and Daimler. The Fund holdings that detracted most were National Oilwell Varco, Tenet Healthcare (U.S.), Chesapeake Energy, Bank of America and Philips (Netherlands).

Energy industry holdings have impaired Fund returns for the past two quarters. Given the difficult fundamental environment for this industry, it is fortunate that the Fund's energy allocation is only 4%. Since we are value investors who are always interested in companies with deflated share prices, it is natural that clients have frequently asked if we are planning to increase the Fund's energy commitment. The answer is that we do not have such plans, but we are actively researching the industry in order to uncover the most attractive opportunities. The volatility of commodity prices makes it challenging to understand the true business value of companies in extractive industries. To that end, we focus on developing valuation techniques that are not completely dependent on commodity price forecasts.

Credit Suisse

Credit Suisse, the Fund's largest holding, had a volatile quarter due to recent news, but it ended the quarter with a gain of 6.5% in U.S. dollar terms over the period. The stock fell around 20% during January because of concerns that potential new capital requirements could require that the company raise additional equity. The company reported strong results in early February that helped allay the capital concerns, as did the rumors that any new capital requirements, if passed at all by the regulator, wouldn't be implemented until late 2015/early 2016, which would give Credit Suisse ample time to build capital. We view Credit Suisse's balance sheet and free cash flow generation as more than adequate to meet capital requirement deadlines set for 2019 and beyond.

Recently Credit Suisse announced that Brady Dougan will step down as CEO by the end of June and that Tidjane Thiam, the current CEO of Prudential PLC, will take his place. Brady's eight-year tenure during the financial crisis was one of the longest of any CEO of a major financial company, highlighting his ability to navigate through the crisis. His plan to grow the wealth management business while reducing capital from the investment bank is one that should build per share value at Credit Suisse. Tidjane is supportive of this transition as well. He appears to be smart, returns driven, politically savvy and a proven leader who has experience in Asian markets and the wealth management business. While it's still early, we view these changes positively.

Portfolio Activity

Our trading activity in the quarter produced one new international holding and one U.S. elimination. Combined with the divergence in regional investment return, the net effect was to increase the international allocation in the Fund by 3% versus the U.S. As always, we do not target specific country weights but construct the portfolio from the bottom up. It is usually the case, however, that the change in weights over time reflects our general perception of where value is most available.

We initiated a position in Allianz (Germany) at around 1x forward NAV, 10x earnings and a 5% dividend yield. About one-half of Allianz's business value comes from its property and casualty business, which has strong market share in Germany and Italy and generates high teens/low twenties returns on equity. About one-quarter of its business value comes from its life insurance business—an average business, in our view, with adequate returns and growth. The remainder of the company is the asset management business, namely PIMCO. The company has experienced outflows worth over $200 billion since PIMCO co-founder, Bill Gross, left in late September. In recent months, though, outflows have diminished to what we believe is a

oakmark.com 21

Oakmark Global Fund  March 31, 2015

Portfolio Manager Commentary (continued)

manageable level, new management has been installed, morale has improved and returns at the flagship PIMCO Total Return Fund through February 2015 have outperformed its benchmark and peers since Gross's departure. While our assessment of Allianz's fair value dropped right after Gross left, it now exceeds our previous value estimate due to better than expected fund flows, the company's cost saving measures and a weaker euro. With what we consider a good management team and a solid balance sheet, Allianz is an attractive investment.

The only portfolio elimination was FedEx. We owned FedEx shares in the Fund for three years and eliminated the holding as the stock neared our sell target. Our buy/sell discipline is to establish buy/sell targets based on our estimate of intrinsic value. That estimate itself evolves with the passage of time as we incorporate new information. As a stock approaches its sell target, we usually reduce our position so we can purchase issues that we believe are more undervalued. Of course, not all of our investments end up fitting this model, but FedEx did. We would happily return to the stock should it again sell at a substantial discount to our value estimate.

Currency Hedges

While the U.S. dollar has appreciated against many global currencies, we still believe the Swiss franc and Australian dollar are overvalued. As a result, we defensively hedge a portion of the Fund's exposure. Approximately 33% of the Swiss franc and 18% of the Australian dollar were hedged at quarter-end.

Thank you for being our partners in the Oakmark Global Fund. Please feel free to contact us with your questions or comments.

22 OAKMARK FUNDS

Oakmark Global Fund  March 31, 2015 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 99.1%
FINANCIALS - 27.6%
DIVERSIFIED FINANCIALS - 15.8%
Credit Suisse Group AG (Switzerland) Diversified Capital Markets	7,724	$208,075
Julius Baer Group, Ltd. (Switzerland) Asset Management & Custody Banks	3,324	166,797
Daiwa Securities Group, Inc. (Japan) Investment Banking & Brokerage	12,861	101,442
Franklin Resources, Inc. (United States) Asset Management & Custody Banks	1,697	87,069
		563,383
BANKS - 10.3%
BNP Paribas SA (France) Diversified Banks	2,304	140,158
Bank of America Corp. (United States) Diversified Banks	7,725	118,892
Citigroup, Inc. (United States) Diversified Banks	2,064	106,337
		365,387
INSURANCE - 1.5%
Allianz SE (Germany) Multi-line Insurance	302	52,609
		981,379
INFORMATION TECHNOLOGY - 23.4%
TECHNOLOGY HARDWARE & EQUIPMENT - 9.9%
TE Connectivity, Ltd. (Switzerland) Electronic Manufacturing Services	2,143	153,482
Samsung Electronics Co., Ltd. (South Korea) Technology Hardware, Storage & Peripherals	69	89,204
Hirose Electric Co., Ltd. (Japan) Electronic Components	579	75,085
Itron, Inc. (United States) (a) Electronic Equipment & Instruments	904	32,998
		350,769
SOFTWARE & SERVICES - 9.1%
MasterCard, Inc., Class A (United States) Data Processing & Outsourced Services	1,342	115,910
Oracle Corp. (United States) Systems Software	2,523	108,880
Google, Inc., Class C (United States) (a) Internet Software & Services	184	100,613
		325,403
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.4%
Applied Materials, Inc. (United States) Semiconductor Equipment	3,658	82,529
Intel Corp. (United States) Semiconductors	2,396	74,907
		157,436
		833,608
	Shares	Value
CONSUMER DISCRETIONARY - 16.6%
AUTOMOBILES & COMPONENTS - 8.7%
General Motors Co. (United States) Automobile Manufacturers	3,563	$133,594
Toyota Motor Corp. (Japan) Automobile Manufacturers	1,395	97,533
Daimler AG (Germany) (b) Automobile Manufacturers	823	79,395
		310,522
MEDIA - 4.7%
The Interpublic Group of Cos., Inc. (United States) Advertising	5,521	122,131
Live Nation Entertainment, Inc. (United States) (a) Movies & Entertainment	1,688	42,594
		164,725
CONSUMER DURABLES & APPAREL - 3.2%
Cie Financiere Richemont SA (Switzerland) Apparel, Accessories & Luxury Goods	1,414	113,921
		589,168
INDUSTRIALS - 12.4%
CAPITAL GOODS - 7.6%
CNH Industrial N.V. (Netherlands) Agricultural & Farm Machinery	15,375	125,971
Koninklijke Philips NV (Netherlands) Industrial Conglomerates	2,501	71,051
Smiths Group PLC (UK) Industrial Conglomerates	2,395	39,717
Travis Perkins PLC (UK) Trading Companies & Distributors	782	22,624
Rheinmetall AG (Germany) Industrial Conglomerates	256	12,386
		271,749
TRANSPORTATION - 4.2%
Union Pacific Corp. (United States) Railroads	1,015	109,956
Kuehne + Nagel International AG (Switzerland) Marine	253	37,634
		147,590
COMMERCIAL & PROFESSIONAL SERVICES - 0.6%
Adecco SA (Switzerland) Human Resource & Employment Services	261	21,713
		441,052

See accompanying Notes to Financial Statements.

oakmark.com 23

Oakmark Global Fund  March 31, 2015 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
Common Stocks - 99.1% (continued)
CONSUMER STAPLES - 5.2%
FOOD, BEVERAGE & TOBACCO - 5.2%
Diageo PLC (UK) Distillers & Vintners	3,359	$92,657
Danone SA (France) Packaged Foods & Meats	859	57,828
Nestle SA (Switzerland) Packaged Foods & Meats	463	34,948
		185,433
HEALTH CARE - 5.2%
HEALTH CARE EQUIPMENT & SERVICES - 5.2%
Health Net, Inc. (United States) (a) Managed Health Care	1,786	108,023
Tenet Healthcare Corp. (United States) (a) Health Care Facilities	1,547	76,596
		184,619
MATERIALS - 4.7%
Incitec Pivot, Ltd. (Australia) Diversified Chemicals	34,715	107,614
Holcim, Ltd. (Switzerland) Construction Materials	816	60,973
		168,587
ENERGY - 4.0%
National Oilwell Varco, Inc. (United States) Oil & Gas Equipment & Services	1,210	60,493
Fugro NV (Netherlands) Oil & Gas Equipment & Services	1,569	42,138
Chesapeake Energy Corp. (United States) Oil & Gas Exploration & Production	2,756	39,022
		141,653
TOTAL COMMON STOCKS - 99.1% (COST $2,907,427)		3,525,499
	Par Value	Value
SHORT TERM INVESTMENT - 0.2%
REPURCHASE AGREEMENT - 0.2%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 03/31/15 due 04/01/15, repurchase price $6,660, collateralized by a United States Treasury Note, 2.125%, due 06/30/21, value plus accrued interest of $6,797 (Cost: $6,660)	$6,660	$6,660
TOTAL SHORT TERM INVESTMENTS - 0.2% (COST $6,660)		6,660
TOTAL INVESTMENTS - 99.3% (COST $2,914,087)		3,532,159
Foreign Currencies (Cost $0) - 0.0% (c)		0	(d)
Other Assets In Excess of Liabilities - 0.7%		26,035
TOTAL NET ASSETS - 100.0%		$3,558,194

(a)  Non-income producing security

(b)  A portion of the security out on loan.

(c)  Amount rounds to less than 0.1%.

(d)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

24 OAKMARK FUNDS

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oakmark.com 25

Oakmark Global Select Fund  March 31, 2015

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 10/02/06 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/15)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	Since Inception (10/02/06)
Oakmark Global Select Fund (Class I)	2.43%	3.50%	13.68%	11.35%	8.60%
MSCI World Index	2.31%	6.03%	12.19%	10.01%	4.99%
Lipper Global Funds Index[11]	3.06%	5.20%	11.54%	9.05%	5.01%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Credit Suisse Group AG	6.0
Amazon, Inc.	5.8
TE Connectivity, Ltd.	5.5
CNH Industrial N.V.	5.3
Google, Inc., Class A	5.2
Daiwa Securities Group, Inc.	5.2
JPMorgan Chase & Co.	5.1
American International Group, Inc.	4.9
Bank Of America Corp.	4.7
Richemont SA	4.7
FUND STATISTICS
Ticker	OAKWX
Inception	10/02/06
Number of Equity Holdings	20
Net Assets	$2.0 billion
Benchmark	MSCI World Index
Weighted Average Market Cap	$99.6 billion
Median Market Cap	$56.4 billion
Portfolio Turnover (for the 6-months ended 03/31/15)	31%
Expense Ratio - Class I (as of 09/30/14)	1.13%
SECTOR ALLOCATION	% of Net Assets
Financials	25.9
Information Technology	24.4
Consumer Discretionary	19.1
Industrials	9.4
Consumer Staples	8.2
Energy	4.5
Materials	3.9
Short-Term Investments and Other	4.6
GEOGRAPHIC ALLOCATION
% of Equity
Europe	48.5
Switzerland	25.3
France*	8.0
Netherlands*	5.5
U.K.	4.9
Germany*	4.8
North America	41.3
United States	41.3
% of Equity
Asia	10.2
Japan	5.5
South Korea	4.7

*  Euro currency countries comprise 18.3% of equity investments

26 OAKMARK FUNDS

Oakmark Global Select Fund  March 31, 2015

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakwx@oakmark.com

David G. Herro, CFA

Portfolio Manager

oakwx@oakmark.com

The Oakmark Global Select Fund returned 2% for the quarter ended March 31, 2015, in line with the MSCI World Index10. More importantly, the Fund has returned an average of 9% per year since inception, outperforming the MSCI World Index, which has averaged 5% per year over the same period.

The largest contributor to performance for the quarter was Amazon (U.S.), which returned 20% due to a positive fourth-quarter earnings report. Revenues increased nearly 15%, and gross margins improved 300 basis points year-over-year, as a continued shift in business mix proved to be beneficial. Investors also appreciated that earnings were better than expected, and they reacted favorably to management's plan to disclose detailed segment profitability information going forward. Overall, we believe Amazon continues to improve its operating metrics and is currently trading at a discount to the company's true worth.

Another large contributor for the quarter was TE Connectivity (Switzerland), a leading electronics manufacturer, which returned 14%. TE Connectivity's share price rose during the quarter following news of a deal to sell its telecom, enterprise and wireless businesses to CommScope. The company also released a positive first-quarter earnings report with earnings per share and gross margin results that exceeded market expectations. In addition, TE Connectivity announced that it would use proceeds from the CommScope deal to execute additional share repurchases, a move that adds to our confidence in management's commitment to maximizing shareholder returns.

The largest detractor for the quarter was Bank of America (U.S.), which fell 14%. Bank of America's shares were pressured by a host of factors this quarter—including the decline in interest rates—but investors were likely most disappointed by regulatory developments. First, regulators informed the company that it may need to modify its capital models in a way that could lower capital ratios. Second, the company received only "conditional" permission from the Federal Reserve to return capital to shareholders this year, as it must address "deficiencies" in its capital planning process. We believe investors' reactions to these issues were less about the actual impact to value and more about Bank of America's ability to return capital to shareholders over the next year or two. We continue to believe that Bank of America is significantly undervalued relative to its normalized earning power and believe management is committed to enhancing shareholder value.

Richemont (Switzerland), the world's second-largest luxury goods company, was the quarter's biggest detractor, falling 10%. Richemont's stock price fell after its fiscal nine-month sales update, which indicated a slow third quarter. Thus, even though the company's organic sales grew 2% for the full period, they still fell short of our forecast. Sales declined most in Hong Kong/Macau and in the company's specialty watch unit, both of which generate margins greater than the group's average.

Even so, sales in Europe and the Americas increased 9% and 7%, respectively, which we see as encouraging. We expect Richemont's near-term results will be negatively impacted by the stronger Swiss franc, as most of its watch manufacturing costs are denominated in francs while much of its revenues are not. However, the company's brands have pricing power, and management has already announced mid-single-digit price increases in Europe. Moves like these should offset some of the currency exchange rate volatility. While Richemont is facing some short-term headwinds, we believe the long-term growth prospects remain intact.

Geographically, we ended the quarter with our European holdings at 49% and Japanese and South Korean holdings at 5% each. The remainder of the Fund's investments, excluding cash, is in North America.

During the quarter we sold our position in Medtronic (U.S.) as it approached our estimate of intrinsic value. We purchased one new name during the quarter: Holcim (Switzerland), one of the world's largest cement makers.

While the U.S. dollar appreciated versus many foreign currencies during the quarter, we continued to believe some currencies are overvalued. As of quarter end, approximately 25% of the Swiss franc exposure was hedged.

We thank you, our shareholders, for your continued support and confidence.

oakmark.com 27

Oakmark Global Select Fund  March 31, 2015 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.4%
FINANCIALS - 25.9%
DIVERSIFIED FINANCIALS - 11.2%
Credit Suisse Group AG (Switzerland) Diversified Capital Markets	4,517	$121,676
Daiwa Securities Group, Inc. (Japan) Investment Banking & Brokerage	13,448	106,072
		227,748
BANKS - 9.8%
JPMorgan Chase & Co. (United States) Diversified Banks	1,722	104,319
Bank of America Corp. (United States) Diversified Banks	6,237	95,987
		200,306
INSURANCE - 4.9%
American International Group, Inc. (United States) Multi-line Insurance	1,822	99,828
		527,882
INFORMATION TECHNOLOGY - 24.4%
SOFTWARE & SERVICES - 14.4%
Google, Inc., Class A (United States) (a) Internet Software & Services	192	106,225
MasterCard, Inc., Class A (United States) Data Processing & Outsourced Services	1,100	95,029
Oracle Corp. (United States) Systems Software	2,150	92,773
		294,027
TECHNOLOGY HARDWARE & EQUIPMENT - 10.0%
TE Connectivity, Ltd. (Switzerland) Electronic Manufacturing Services	1,554	111,290
Samsung Electronics Co., Ltd. (South Korea) Technology Hardware, Storage & Peripherals	70	91,406
		202,696
		496,723
CONSUMER DISCRETIONARY - 19.1%
CONSUMER DURABLES & APPAREL - 8.7%
Cie Financiere Richemont SA (Switzerland) Apparel, Accessories & Luxury Goods	1,183	95,333
Kering SA (France) Apparel, Accessories & Luxury Goods	419	81,965
		177,298
RETAILING - 5.8%
Amazon.com, Inc. (United States) (a) Internet Retail	319	118,700
AUTOMOBILES & COMPONENTS - 4.6%
Daimler AG (Germany) (b) Automobile Manufacturers	971	93,665
		389,663
	Shares	Value
INDUSTRIALS - 9.4%
CAPITAL GOODS - 5.3%
CNH Industrial N.V. (Netherlands) Agricultural & Farm Machinery	13,078	$107,149
TRANSPORTATION - 4.1%
Kuehne + Nagel International AG (Switzerland) Marine	565	83,937
		191,086
CONSUMER STAPLES - 8.2%
FOOD, BEVERAGE & TOBACCO - 8.2%
Diageo PLC (UK) Distillers & Vintners	3,433	94,692
Danone SA (France) Packaged Foods & Meats	1,084	72,985
		167,677
ENERGY - 4.5%
Apache Corp. (United States) Oil & Gas Exploration & Production	1,500	90,495
MATERIALS - 3.9%
Holcim, Ltd. (Switzerland) Construction Materials	1,069	79,939
TOTAL COMMON STOCKS - 95.4% (COST $1,783,023)		1,943,465
	Par Value	Value
SHORT TERM INVESTMENTS - 4.1%
REPURCHASE AGREEMENT - 4.1%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 03/31/15 due 04/01/15, repurchase price $84,381, collateralized by a Federal Home Loan Bank Bond, 2.500%, due 02/09/24, value plus accrued interest of $16,766, by a Federal National Mortgage Association Bond, 2.635%, due 09/13/23, value plus accrued interest of $49,075, by a United States Treasury Note, 2.500%, due 05/15/24, value plus accrued interest of $20,230 (Cost: $84,381)	$84,381	84,381
TOTAL SHORT TERM INVESTMENTS - 4.1% (COST $84,381)		84,381
TOTAL INVESTMENTS - 99.5% (COST $1,867,404)		2,027,846
Other Assets In Excess of Liabilities - 0.5%		9,616
TOTAL NET ASSETS - 100.0%		$2,037,462

(a)  Non-income producing security

(b)  A portion of the security out on loan.

See accompanying Notes to Financial Statements.

28 OAKMARK FUNDS

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oakmark.com 29

Oakmark International Fund  March 31, 2015

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 09/30/92 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/15)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (09/30/92)
Oakmark International Fund (Class I)	6.51%	-0.05%	12.97%	9.73%	8.44%	10.58%
MSCI World ex U.S. Index	3.83%	-1.39%	8.24%	5.72%	5.03%	6.33%
MSCI EAFE Index[13]	4.88%	-0.92%	9.02%	6.16%	4.95%	6.16%
Lipper International Funds Index[14]	5.07%	0.19%	9.06%	6.35%	5.82%	7.23%

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Credit Suisse Group AG	5.8
BNP Paribas SA	4.2
Allianz SE	3.7
Honda Motor Co., Ltd.	3.5
Toyota Motor Corp.	3.5
Richemont SA	3.4
Diageo PLC	3.1
Samsung Electronics Co., Ltd.	3.1
Intesa Sanpaolo SPA	3.0
Bayerische Motoren Werke (BMW) AG	2.9
FUND STATISTICS
Ticker	OAKIX
Inception	09/30/92
Number of Equity Holdings	55
Net Assets	$29.6 billion
Benchmark	MSCI World ex U.S. Index
Weighted Average Market Cap	$56.6 billion
Median Market Cap	$18.3 billion
Portfolio Turnover (for the 6-months ended 03/31/15)	15%
Expense Ratio - Class I (as of 09/30/14)	0.95%
SECTOR ALLOCATION	% of Net Assets
Financials	28.5
Consumer Discretionary	26.2
Industrials	20.2
Consumer Staples	8.9
Materials	4.9
Information Technology	4.2
Health Care	1.9
Short-Term Investments and Other	5.2
GEOGRAPHIC ALLOCATION
% of Equity
Europe	80.3
Switzerland	19.2
U.K.	16.6
France*	14.3
Germany*	11.4
Italy*	6.3
Netherlands*	6.2
Sweden	3.9
Ireland*	2.4
% of Equity
Asia	15.8
Japan	11.1
South Korea	3.2
Hong Kong	1.5
Australasia	3.7
Australia	3.7
Middle East	0.2
Israel	0.2

*  Euro currency countries comprise 40.6% of equity investments

30 OAKMARK FUNDS

Oakmark International Fund  March 31, 2015

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakix@oakmark.com

Robert A. Taylor, CFA

Portfolio Manager

oakix@oakmark.com

The Oakmark International Fund returned 7% for the quarter ended March 31, 2015, outperforming the MSCI World ex U.S. Index12, which returned 4% over the same period. Most importantly, the Fund has returned an average of 11% per year since its inception in September 1992, outperforming the MSCI World ex U.S. Index, which has averaged 6% per year over the same period.

Intesa Sanpaolo, an Italian retail and commercial bank, was the top contributor for the quarter, returning 16%. Intesa's fiscal-year results showed core revenue growth of 7%. We found these results impressive for an Italian bank, given that Italian GDP hasn't been growing, there is low banking penetration and the household savings rate is high. We believe Intesa's performance reflects management's focus on growing fee-based businesses. Asset quality continues to improve with non-performing loan formation at its lowest level since 2011, down 22% year-over-year, and management expects it to fall even further in 2015. Intesa's balance sheet remains very strong with a leverage ratio around 7%, one of the best in Europe, and its liquidity far exceeds requirements. Management has also announced a dividend increase, which will return additional capital to shareholders in 2015. We believe Intesa has a strong position and will continue to provide value for our shareholders.

Another top contributor for the quarter was Daimler (Germany), the global auto manufacturer of the Mercedes brand, which returned 15%. Daimler reported full-year 2014 unit sales of 2.5 million vehicles (its best unit-sales year ever), which resulted in a 10% revenue increase and a 38% increase in underlying Industrial earnings. The company's largest division, Mercedes-Benz, continued its strong performance (14% revenue growth and 10% unit growth year-over-year along with improved margins), driven by strong performance in China, robust S-Class model sales and the launch of the new C-Class model. Overall, the results were as we expected, and management predicts these positive trends will continue in 2015.

Richemont (Switzerland), the world's second-largest luxury goods company, was the quarter's biggest detractor, falling 10%. Richemont's stock price fell after its fiscal nine-month sales update, which indicated a slow third quarter. Thus, even though the company's organic sales grew 2% for the full period, they still fell short of our forecast. Sales declined most in Hong Kong/Macau and in the company's specialty watch unit, both of which generate margins greater than the group's average. Even so, sales in Europe and the Americas increased 9% and 7%, respectively, which we see as encouraging. We expect Richemont's near-term results will be negatively impacted by the stronger Swiss franc, as most of its watch manufacturing costs are denominated in francs while much of its revenues are not. However, the company's brands have pricing power, and management has already announced mid-single-digit price increases in Europe. Moves like these should offset some of the currency exchange rate volatility. While Richemont is facing some short-term headwinds, we believe the long-term growth prospects remain intact.

An additional detractor for the quarter was Melco Crown Entertainment (Hong Kong), which is a developer and owner of casino gaming and entertainment resort facilities in Asia. Casino revenues in Macau were weak due to China's anti-corruption campaign, difficult year-over-year comparisons and a weaker macro environment. Although we continue to monitor the market, we remain optimistic about Macau's long-term prospects, given low penetration of Chinese visitors, continued wealth creation of Chinese citizens and large infrastructure projects, which should help facilitate the growth of Macau.

During the quarter we sold our positions in Ahold (Netherlands), Canon (Japan), Continental (Germany) and Thomson Reuters (Canada) as they approached or hit our estimate of intrinsic value. We purchased two new names during the quarter: Komatsu (Japan), a global construction and mining equipment manufacturer; and adidas, a German-based athletic footwear, apparel and equipment company.

Geographically, we ended the quarter with 80% of our holdings in Europe, 11% in Japan and 4% in Australia. The remaining positions are in South Korea, Hong Kong and the Middle East (Israel).

While the U.S. dollar appreciated versus many foreign currencies during the quarter, we continue to believe some currencies are overvalued. As of quarter end, approximately 31% of the Swiss franc and 21% of the Australian dollar were hedged.

We would like to thank you for your continued support!

oakmark.com 31

Oakmark International Fund  March 31, 2015 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 94.8%
FINANCIALS - 28.5%
DIVERSIFIED FINANCIALS - 10.7%
Credit Suisse Group AG (Switzerland) Diversified Capital Markets	63,603	$1,713,446
Daiwa Securities Group, Inc. (Japan) Investment Banking & Brokerage	87,280	688,430
Schroders PLC (UK) Asset Management & Custody Banks	10,493	498,103
Exor SPA (Italy) Multi-Sector Holdings	6,306	286,770
Schroders PLC, Non-Voting (UK) Asset Management & Custody Banks	31	1,130
		3,187,879
BANKS - 10.0%
BNP Paribas SA (France) Diversified Banks	20,395	1,240,558
Intesa Sanpaolo SPA (Italy) Diversified Banks	261,199	889,185
Lloyds Banking Group PLC (UK) (a) Diversified Banks	712,382	827,223
		2,956,966
INSURANCE - 7.8%
Allianz SE (Germany) Multi-line Insurance	6,372	1,108,862
Willis Group Holdings PLC (UK) (b) Insurance Brokers	14,917	718,707
AMP, Ltd. (Australia) Life & Health Insurance	96,775	474,683
		2,302,252
		8,447,097
CONSUMER DISCRETIONARY - 26.2%
AUTOMOBILES & COMPONENTS - 12.8%
Honda Motor Co., Ltd. (Japan) Automobile Manufacturers	31,905	1,038,272
Toyota Motor Corp. (Japan) Automobile Manufacturers	14,749	1,030,920
Bayerische Motoren Werke (BMW) AG (Germany) Automobile Manufacturers	6,896	863,518
Daimler AG (Germany) (c) Automobile Manufacturers	8,917	860,284
		3,792,994
	Shares	Value
CONSUMER DURABLES & APPAREL - 10.1%
Cie Financiere Richemont SA (Switzerland) Apparel, Accessories & Luxury Goods	12,332	$993,632
Kering SA (France) Apparel, Accessories & Luxury Goods	3,690	721,282
Prada SPA (Italy) Apparel, Accessories & Luxury Goods	100,394	598,919
LVMH Moet Hennessy Louis Vuitton SE (France) Apparel, Accessories & Luxury Goods	2,395	422,776
Christian Dior SE (France) Apparel, Accessories & Luxury Goods	939	177,360
adidas AG (Germany) Apparel, Accessories & Luxury Goods	1,052	83,316
		2,997,285
MEDIA - 1.5%
WPP PLC (UK) Advertising	16,342	371,150
Publicis Groupe SA (France) Advertising	920	71,048
		442,198
CONSUMER SERVICES - 1.4%
Melco Crown Entertainment, Ltd. (Hong Kong) (d) Casinos & Gaming	19,362	415,509
RETAILING - 0.4%
Hennes & Mauritz AB (H&M) - Class B (Sweden) Apparel Retail	3,386	137,399
		7,785,385
INDUSTRIALS - 20.2%
CAPITAL GOODS - 13.4%
CNH Industrial N.V. (Netherlands) (b) Agricultural & Farm Machinery	93,721	767,893
Koninklijke Philips NV (Netherlands) Industrial Conglomerates	25,029	711,149
SKF AB (Sweden) (b) (c) Industrial Machinery	23,688	612,829
Schindler Holding AG (Switzerland) (b) Industrial Machinery	2,282	380,013
Smiths Group PLC (UK) (b) Industrial Conglomerates	22,771	377,643
Safran SA (France) Aerospace & Defense	5,050	352,951
Meggitt PLC (UK) (b) Aerospace & Defense	38,915	316,627
Atlas Copco AB, Series B (Sweden) Industrial Machinery	8,905	263,562
Wolseley PLC (UK) Trading Companies & Distributors	2,780	164,670
Komatsu, Ltd. (Japan) Construction Machinery & Heavy Trucks	513	10,109
		3,957,446

See accompanying Notes to Financial Statements.

32 OAKMARK FUNDS

Oakmark International Fund  March 31, 2015 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 94.8% (continued)
INDUSTRIALS - 20.2% (continued)
COMMERCIAL & PROFESSIONAL SERVICES - 4.8%
Experian PLC (Ireland) Research & Consulting Services	40,519	$671,376
Adecco SA (Switzerland) Human Resource & Employment Services	5,848	487,467
Secom Co., Ltd. (Japan) Security & Alarm Services	1,992	133,287
G4S PLC (UK) Security & Alarm Services	16,963	74,432
Meitec Corp. (Japan) (b) Research & Consulting Services	2,006	67,331
		1,433,893
TRANSPORTATION - 2.0%
Kuehne + Nagel International AG (Switzerland) Marine	3,985	592,512
		5,983,851
CONSUMER STAPLES - 8.9%
FOOD, BEVERAGE & TOBACCO - 8.9%
Diageo PLC (UK) Distillers & Vintners	32,864	906,509
Danone SA (France) Packaged Foods & Meats	9,285	625,175
Nestle SA (Switzerland) Packaged Foods & Meats	6,484	489,712
Pernod Ricard SA (France) Distillers & Vintners	3,342	395,799
Heineken Holdings NV (Netherlands) Brewers	1,922	132,477
Swedish Match AB (Sweden) Tobacco	2,741	80,724
		2,630,396
MATERIALS - 4.9%
Holcim, Ltd. (Switzerland) Construction Materials	9,980	746,049
Orica, Ltd. (Australia) (b) Commodity Chemicals	37,166	566,431
Akzo Nobel NV (Netherlands) Specialty Chemicals	1,805	136,688
		1,449,168
INFORMATION TECHNOLOGY - 4.2%
TECHNOLOGY HARDWARE & EQUIPMENT - 3.1%
Samsung Electronics Co., Ltd. (South Korea) Technology Hardware, Storage & Peripherals	697	904,728
	Shares	Value
SOFTWARE & SERVICES - 1.1%
SAP SE (Germany) Application Software	3,876	$281,413
Check Point Software Technologies, Ltd. (Israel) (a) Systems Software	651	53,338
		334,751
		1,239,479
HEALTH CARE - 1.9%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 1.4%
GlaxoSmithKline PLC (UK) Pharmaceuticals	17,990	412,571
HEALTH CARE EQUIPMENT & SERVICES - 0.5%
Olympus Corp. (Japan) (a) Health Care Equipment	3,809	141,800
		554,371
TOTAL COMMON STOCKS - 94.8% (COST $25,548,075)		28,089,747
	Par Value	Value
SHORT TERM INVESTMENTS - 4.3%
REPURCHASE AGREEMENT - 3.1%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 03/31/15 due 04/01/15, repurchase price $918,338, collateralized by United States Treasury Notes, 2.000% - 2.125%, due 06/30/21 - 09/30/21, aggregate value plus accrued interest of $936,707 (Cost: $918,338)	$918,338	918,338
GOVERNMENT AND AGENCY SECURITIES - 0.9%
United States Treasury Floating Rate Note, 0.089%, due 04/30/16 (e) (Cost $250,000)	250,000	250,021
U.S. GOVERNMENT BILLS - 0.3%
United States Treasury Bill, 0.11%, due 09/10/15 (f) (Cost $99,953)	100,000	99,958
TOTAL SHORT TERM INVESTMENTS - 4.3% (COST $1,268,291)		1,268,317
TOTAL INVESTMENTS - 99.1% (COST $26,816,366)		29,358,064
Foreign Currencies (Cost $3,890) - 0.0% (g)		3,890
Other Assets In Excess of Liabilities - 0.9%		276,919
TOTAL NET ASSETS - 100.0%		$29,638,873

(a)  Non-income producing security

(b)  See Note 5 in the Notes to Financial Statements regarding investments in affiliated issuers.

(c)  A portion of the security out on loan.

(d)  Sponsored American Depositary Receipt

(e)  Floating Rate Note. Rate shown is as of March 31, 2015.

(f)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(g)  Amount rounds to less than 0.1%.

See accompanying Notes to Financial Statements.

oakmark.com 33

Oakmark International Small Cap Fund  March 31, 2015

Summary Information

VALUE OF A $10,000 INVESTMENT

Since 03/31/05 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/15)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (11/01/95)
Oakmark International Small Cap Fund (Class I)	9.20%	-1.46%	8.34%	7.98%	7.18%	10.17%
MSCI World ex U.S. Small Cap Index	4.03%	-4.82%	8.52%	7.63%	5.86%	N/A
MSCI World ex U.S. Index[12]	3.83%	-1.39%	8.24%	5.72%	5.03%	5.46%
Lipper International Small Cap Funds Index[16]	5.18%	-2.96%	10.52%	9.31%	7.53%	N/A

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Fund does not reflect the 2% redemption fee imposed on shares redeemed within 90 days of purchase. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Julius Baer Group, Ltd.	4.7
Incitec Pivot, Ltd.	3.3
BS Financial Group, Inc.	3.2
Panalpina Welttransport Holding AG	3.0
Sulzer AG	3.0
Hirose Electric Co., Ltd.	3.0
Davide Campari-Milano S.p.A.	2.8
Konecranes Plc	2.8
MTU Aero Engines AG	2.8
DGB Financial Group, Inc.	2.7
FUND STATISTICS
Ticker	OAKEX
Inception	11/01/95
Number of Equity Holdings	59
Net Assets	$3.1 billion
Benchmark	MSCI World ex U.S. Small Cap Index
Weighted Average Market Cap	$3.1 billion
Median Market Cap	$1.8 billion
Portfolio Turnover (for the 6-months ended 03/31/15)	23%
Expense Ratio - Class I (as of 09/30/14)	1.31%
SECTOR ALLOCATION	% of Net Assets
Industrials	38.0
Financials	15.9
Information Technology	15.7
Consumer Staples	8.7
Consumer Discretionary	6.6
Materials	4.3
Health Care	4.2
Energy	0.8
Short-Term Investments and Other	5.8
GEOGRAPHIC ALLOCATION
% of Equity
Europe	64.4
Switzerland	18.4
U.K.	17.1
Italy*	6.3
France*	4.9
Germany*	4.4
Finland*	4.3
Netherlands*	3.3
Norway	2.7
Denmark	1.4
Greece*	0.9
Spain*	0.7
% of Equity
Asia	20.9
Japan	10.8
South Korea	6.3
Hong Kong	3.5
China	0.3
Australasia	10.9
Australia	10.3
New Zealand	0.6
Latin America	1.7
Brazil	1.7
Middle East	1.2
Israel	1.2
North America	0.9
Canada	0.6
United States	0.3

*  Euro currency countries comprise 24.8% of equity investments

34 OAKMARK FUNDS

Oakmark International Small Cap Fund  March 31, 2015

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakex@oakmark.com

Michael L. Manelli, CFA

Portfolio Manager

oakex@oakmark.com

The Oakmark International Small Cap Fund returned 9% for the quarter ended March 31, 2015, outperforming the MSCI World ex U.S. Small Cap Index15, which returned 4% for the same period. Since the Fund's inception in November 1995, it has returned an average of 10% per year.

The top performing stock in the Fund this past quarter was Michael Page International, a U.K.-based professional recruitment firm. The Fund owns a number of other European staffing companies, including Randstad (Netherlands), Brunel (Netherlands) and SThree (U.K.), all of which were also strong contributors during the quarter. Even with high unemployment rates, staffing companies have maintained acceptable earnings due to strong demand and pricing despite market fears. Michael Page particularly benefited from improved sentiment in Europe and a growing sense that hiring activity will increase. Because of the company's high exposure to the more volatile permanent placement market, its earnings are especially sensitive to increased hiring trends. During 2014 Michael Page reported a respectable 15% year-over-year increase in EBIT. We expect the rate of EBIT growth to accelerate further in the coming years due to continued growth in hiring activity as well as Michael Page's productivity improvements, driven by a new IT system.

The Fund's largest detractor for the quarter was Melco International Development (Hong Kong), which is a developer and owner of casino gaming and entertainment resort facilities in Asia. Casino revenues in Macau were weak due to China's anti-corruption campaign, difficult year-over-year comparisons and a weaker macro environment. Although we continue to monitor the market, we remain optimistic about Macau's long-term prospects, given low penetration of Chinese visitors, continued wealth creation of Chinese citizens and large infrastructure projects, which should help facilitate the growth of Macau.

We added two new securities to the Fund during the quarter: China ZhengTong Auto Services, one of the five largest auto dealerships in China with 70 full-service dealerships and additional showrooms across the country, and Outotec, a Finland-based supplier of processing plants to the metals and minerals sector. During the quarter we sold Kansai Paint (Japan), Oracle Japan and Goodman Fielder (Australia) from the Fund.

Geographically, we ended the quarter with 64% of our holdings in Europe, 21% in Asia and 11% in Australasia. The remaining positions are in North America (Canada and the U.S.), Latin America (Brazil) and the Middle East (Israel).

At current U.S. dollar valuations we still maintain hedge positions on three of the Fund's currency exposures. As of the recent quarter end, the Fund's Australian dollar and Norwegian krone hedges decreased to 23% and 10%, respectively, and with the currency movement due to the unpegging of the Swiss franc to the euro in January 2015, our Swiss franc exposure increased slightly to 29%.

We thank you for your continued support.

oakmark.com 35

Oakmark International Small Cap Fund  March 31, 2015 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 94.2%
INDUSTRIALS - 38.0%
CAPITAL GOODS - 20.6%
Sulzer AG (Switzerland) Industrial Machinery	859	$94,536
Konecranes OYJ (Finland) (b) Industrial Machinery	2,737	86,532
MTU Aero Engines AG (Germany) Aerospace & Defense	880	86,399
Morgan Advanced Materials PLC (UK) (b) Industrial Machinery	13,849	69,953
Bucher Industries AG (Switzerland) Construction Machinery & Heavy Trucks	287	69,192
Saft Groupe SA (France) (b) Electrical Components & Equipment	1,596	58,769
Travis Perkins PLC (UK) Trading Companies & Distributors	1,664	48,122
Prysmian SpA (Italy) Electrical Components & Equipment	2,024	41,769
Outotec OYJ (Finland) (c) Construction & Engineering	6,707	41,110
Rheinmetall AG (Germany) Industrial Conglomerates	479	23,160
Wajax Corp. (Canada) (b) Trading Companies & Distributors	860	16,427
Interpump Group SpA (Italy) Industrial Machinery	591	9,616
		645,585
COMMERCIAL & PROFESSIONAL SERVICES - 12.1%
Michael Page International PLC (UK) Human Resource & Employment Services	10,697	82,752
Kaba Holding AG (Switzerland) Security & Alarm Services	111	66,888
gategroup Holding AG (Switzerland) (b) Diversified Support Services	1,560	52,736
Transpacific Industries Group, Ltd. (Australia) (b) Environmental & Facilities Services	85,019	51,480
Randstad Holding N.V. (Netherlands) Human Resource & Employment Services	745	45,255
SThree PLC (UK) (b) Human Resource & Employment Services	6,359	32,852
Brunel International N.V. (Netherlands) Human Resource & Employment Services	1,257	24,066
Applus Services SA (Spain) (a) Research & Consulting Services	1,839	20,703
		376,732
	Shares	Value
TRANSPORTATION - 5.3%
Panalpina Welttransport Holding AG (Switzerland) Air Freight & Logistics	649	$94,736
DSV AS (Denmark) Trucking	1,330	41,385
Freightways, Ltd. (New Zealand) Air Freight & Logistics	3,784	17,739
BBA Aviation PLC (UK) Airport Services	2,598	12,970
		166,830
		1,189,147
FINANCIALS - 15.9%
BANKS - 5.9%
BS Financial Group, Inc. (South Korea) Regional Banks	7,341	100,580
DGB Financial Group, Inc. (South Korea) Regional Banks	7,741	84,422
		185,002
DIVERSIFIED FINANCIALS - 5.9%
Julius Baer Group, Ltd. (Switzerland) Asset Management & Custody Banks	2,943	147,655
MLP AG (Germany) Asset Management & Custody Banks	4,568	19,066
Ichiyoshi Securities Co., Ltd. (Japan) Investment Banking & Brokerage	1,585	17,202
		183,923
REAL ESTATE - 4.1%
Countrywide PLC (UK) Diversified Real Estate Activities	9,844	75,055
LSL Property Services PLC (UK) (b) Real Estate Services	10,416	52,301
		127,356
		496,281
INFORMATION TECHNOLOGY - 15.7%
SOFTWARE & SERVICES - 7.9%
Atea ASA (Norway) (b) IT Consulting & Other Services	7,191	81,005
Totvs SA (Brazil) Systems Software	4,511	51,589
Alten, Ltd. (France) IT Consulting & Other Services	1,001	45,981
Altran Technologies SA (France) IT Consulting & Other Services	3,817	38,222
Capcom Co., Ltd. (Japan) Home Entertainment Software	1,603	31,924
		248,721

See accompanying Notes to Financial Statements.

36 OAKMARK FUNDS

Oakmark International Small Cap Fund  March 31, 2015 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 94.2% (continued)
INFORMATION TECHNOLOGY - 15.7% (continued)
TECHNOLOGY HARDWARE & EQUIPMENT - 7.8%
Hirose Electric Co., Ltd. (Japan) Electronic Components	730	$94,526
Premier Farnell PLC (UK) (b) Technology Distributors	25,092	68,860
Electrocomponents PLC (UK) Technology Distributors	12,682	45,431
Orbotech, Ltd. (Israel) (a) (b) Electronic Equipment & Instruments	2,129	34,134
		242,951
		491,672
CONSUMER STAPLES - 8.7%
FOOD, BEVERAGE & TOBACCO - 4.9%
Davide Campari-Milano SPA (Italy) Distillers & Vintners	12,440	86,878
Treasury Wine Estates, Ltd. (Australia) Distillers & Vintners	17,348	67,653
		154,531
FOOD & STAPLES RETAILING - 3.8%
Sugi Holdings Co., Ltd. (Japan) Drug Retail	1,670	82,720
Sundrug Co., Ltd. (Japan) Drug Retail	684	35,566
		118,286
		272,817
CONSUMER DISCRETIONARY - 6.6%
RETAILING - 2.6%
Hengdeli Holdings, Ltd. (Hong Kong) (b) Specialty Stores	245,477	45,596
Carpetright PLC (UK) (a) Home Improvement Retail	2,595	16,934
Myer Holdings, Ltd. (Australia) Department Stores	10,702	11,045
China ZhengTong Auto Services Holdings, Ltd. (China) Automotive Retail	20,178	9,526
		83,101
CONSUMER SERVICES - 1.9%
Melco International Development, Ltd. (Hong Kong) Casinos & Gaming	35,240	59,364
MEDIA - 1.8%
Hakuhodo DY Holdings, Inc. (Japan) Advertising	2,986	31,844
Asatsu-DK, Inc. (Japan) Advertising	860	23,473
		55,317
	Shares	Value
AUTOMOBILES & COMPONENTS - 0.3%
Autoliv, Inc. (United States) Auto Parts & Equipment	79	$9,292
		207,074
MATERIALS - 4.3%
Incitec Pivot, Ltd. (Australia) Diversified Chemicals	33,000	102,297
Titan Cement Co. SA (Greece) Construction Materials	1,088	25,010
Sika AG (Switzerland) Specialty Chemicals	2	6,766
		134,073
HEALTH CARE - 4.2%
HEALTH CARE EQUIPMENT & SERVICES - 3.9%
Primary Health Care, Ltd. (Australia) Health Care Services	17,246	72,244
Amplifon S.p.A. (Italy) Health Care Distributors	7,050	48,021
		120,265
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.3%
Tecan Group AG (Switzerland) Life Sciences Tools & Services	80	10,504
		130,769
ENERGY - 0.8%
Fugro NV (Netherlands) Oil & Gas Equipment & Services	990	26,580
TOTAL COMMON STOCKS - 94.2% (COST $2,766,610)		2,948,413
	Par Value	Value
SHORT TERM INVESTMENTS - 4.4%
REPURCHASE AGREEMENT - 4.4%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 03/31/15 due 04/01/15, repurchase price $138,255, collateralized by a United States Treasury Note, 2.125% due 06/30/21, value plus accrued interest of $141,024 (Cost: $138,255)	$138,255	138,255
TOTAL SHORT TERM INVESTMENTS - 4.4% (COST $138,255)		138,255
TOTAL INVESTMENTS - 98.6% (COST $2,904,865)		3,086,668
Foreign Currencies (Cost $0) - 0.0% (d)		0 (e)
Other Assets In Excess of Liabilities - 1.4%		44,084
TOTAL NET ASSETS - 100.0%		$3,130,752

(a)  Non-income producing security

(b)  See Note 5 in the Notes to Financial Statements regarding investments in affiliated issuers.

(c)  A portion of the security out on loan.

(d)  Amount rounds to less than 0.1%.

(e)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

oakmark.com 37

Oakmark Funds

Statements of Assets and Liabilities—March 31, 2015 (Unaudited)

(in thousands except per share amounts)

	Oakmark Fund	Oakmark Select Fund		Oakmark Equity and Income Fund	Oakmark Global Fund
Assets
Investments in unaffiliated securities, at value (a)	$18,061,860	$6,468,572		$20,240,192	$3,532,159
Investments in affiliated securities, at value (b)	0	0		468,086	0
Foreign currency, at value (c)	0	0		0	0	(d)
Receivable for:
Securities sold	12,104	0		28,289	9,015
Fund shares sold	35,596	8,513		16,967	3,875
Dividends and interest from unaffiliated securities (Net of foreign tax withheld)	17,409	1,728		41,522	5,760
Dividends and interest from affiliated securities (Net of foreign tax withheld)	0	0		78	0
Forward foreign currency contracts	0	0		0	9,331
Tax reclaim from unaffiliated securities	870	0		6,794	1,721
Tax reclaim from affiliated securities	0	0		0	0
Total receivables	65,979	10,241		93,650	29,702
Other assets	80	50		91	43
Total assets	$18,127,919	$6,478,863		$20,802,019	$3,561,904
Liabilities and Net Assets
Payable for:
Securities purchased	$32,863	$0		$41,618	$0
Fund shares redeemed	18,480	12,037		21,141	2,201
Investment advisory fee	715	302		748	189
Other shareholder servicing fees	2,807	680		3,089	474
Transfer and dividend disbursing agent fees	228	99		171	99
Trustee fees	2	3		3	1
Deferred trustee compensation	1,280	1,127		1,102	534
Other	842	335		1,498	212
Total liabilities	57,217	14,583		69,370	3,710
Net assets applicable to Fund shares outstanding	$18,070,702	$6,464,280		$20,732,649	$3,558,194
Analysis of Net Assets
Paid in capital	$13,316,795	$4,684,789		$14,958,846	$2,843,305
Accumulated undistributed net realized gain (loss) on investments, forward contracts, short sales and foreign currency transactions	412,150	441,494		983,781	112,325
Net unrealized appreciation on investments, forward contracts, short sales and foreign currency translation	4,310,149	1,338,784		4,747,855	627,193
Accumulated undistributed net investment income (Distributions in excess of net investment income)	31,608	(787)		42,167	(24,629)
Net assets applicable to Fund shares outstanding	$18,070,702	$6,464,280		$20,732,649	$3,558,194
Price of Shares
Net asset value, offering and redemption price per share: Class I	$66.00	$40.39		$32.20	$29.79
Class I—Net assets	$17,844,519	$6,425,137		$19,630,278	$3,518,832
Class I—Shares outstanding (Unlimited shares authorized)	270,364	159,096		609,670	118,116
Net asset value, offering and redemption price per share: Class II	$65.75	$39.93	(e)	$32.00	$29.03
Class II—Net assets	$226,183	$39,143		$1,102,371	$39,362
Class II—Shares outstanding (Unlimited shares authorized)	3,440	980		34,447	1,356
(a) Identified cost of investments in unaffiliated securities	$13,751,711	$5,129,788		$15,763,552	$2,914,087
(b) Identified cost of investments in affiliated securities	0	0		196,871	0
(c) Identified cost of foreign currency	0	0		0	0	(d)
(d) Amount rounds to less than $1,000.
(e) Net assets have been rounded for presentation purposes. The net asset value per share is as reported on March 31, 2015.

See accompanying Notes to Financial Statements.

38 OAKMARK FUNDS

	Oakmark Global Select Fund	Oakmark International Fund	Oakmark International Small Cap Fund
Assets
Investments in unaffiliated securities, at value (a)	$2,027,846	$25,867,217	$2,592,508
Investments in affiliated securities, at value (b)	0	3,490,847	494,160
Foreign currency, at value (c)	0	3,890	0	(d)
Receivable for:
Securities sold	0	82,350	17,038
Fund shares sold	5,665	94,007	10,778
Dividends and interest from unaffiliated securities (Net of foreign tax withheld)	3,376	77,910	11,863
Dividends and interest from affiliated securities (Net of foreign tax withheld)	0	22,929	1,784
Forward foreign currency contracts	2,475	90,784	20,306
Tax reclaim from unaffiliated securities	1,201	24,968	1,513
Tax reclaim from affiliated securities	0	1,918	0
Total receivables	12,717	394,866	63,282
Other assets	39	117	41
Total assets	$2,040,602	$29,756,937	$3,149,991
Liabilities and Net Assets
Payable for:
Securities purchased	$0	$68,875	$10,541
Fund shares redeemed	2,575	40,024	6,819
Investment advisory fee	109	1,304	184
Other shareholder servicing fees	227	4,487	841
Transfer and dividend disbursing agent fees	42	334	92
Trustee fees	1	5	2
Deferred trustee compensation	17	889	511
Other	169	2,146	249
Total liabilities	3,140	118,064	19,239
Net assets applicable to Fund shares outstanding	$2,037,462	$29,638,873	$3,130,752
Analysis of Net Assets
Paid in capital	$1,761,670	$26,796,648	$2,951,081
Accumulated undistributed net realized gain (loss) on investments, forward contracts, short sales and foreign currency transactions	115,530	57,784	(15,608)
Net unrealized appreciation on investments, forward contracts, short sales and foreign currency translation	162,759	2,629,384	201,783
Accumulated undistributed net investment income (Distributions in excess of net investment income)	(2,497)	155,057	(6,504)
Net assets applicable to Fund shares outstanding	$2,037,462	$29,638,873	$3,130,752
Price of Shares
Net asset value, offering and redemption price per share: Class I	$16.41	$24.86	$16.15
Class I—Net assets	$2,037,462	$29,014,576	$3,128,224
Class I—Shares outstanding (Unlimited shares authorized)	124,127	1,166,991	193,750
Net asset value, offering and redemption price per share: Class II	$0	$24.98	$16.05	(e)
Class II—Net assets	$0	$624,297	$2,528
Class II—Shares outstanding (Unlimited shares authorized)	0	24,992	157
(a) Identified cost of investments in unaffiliated securities	$1,867,404	$23,032,947	$2,428,621
(b) Identified cost of investments in affiliated securities	0	3,783,419	476,244
(c) Identified cost of foreign currency	0	3,890	0	(d)
(d) Amount rounds to less than $1,000.
(e) Net assets have been rounded for presentation purposes. The net asset value per share is as reported on March 31, 2015.

oakmark.com 39

Oakmark Funds

Statements of Operations—March 31, 2015 (Unaudited)

(in thousands)

	Oakmark Fund	Oakmark Select Fund	Oakmark Equity and Income Fund	Oakmark Global Fund
Investment Income:
Dividends from unaffiliated securities	$138,166	$34,667	$134,407	$21,556
Dividends from affiliated securities	0	0	3,233	0
Interest income from unaffiliated securities	181	8	15,988	1
Interest income from affiliated securities	0	0	185	0
Security lending income	0	0	620	1
Foreign taxes withheld	0	0	0	(709)
Total investment income	138,347	34,675	154,433	20,849
Expenses:
Investment advisory fee	63,661	27,745	68,617	17,305
Transfer and dividend disbursing agent fees	699	302	407	283
Other shareholder servicing fees	8,374	2,077	7,439	1,338
Service fee—Class II	253	40	1,487	54
Reports to shareholders	491	152	322	123
Custody and accounting fees	243	127	297	231
Registration and blue sky expenses	363	297	283	71
Trustees fees	220	155	237	110
Legal fees	61	42	73	35
Audit and tax services fees	27	15	31	15
Interest expense	62	0	0	0
Other	198	137	230	121
Total expenses	74,652	31,089	79,423	19,686
Net Investment Income (Loss)	63,695	3,586	75,010	1,163
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investments	408,929	450,802	981,586	163,302
Affiliated investments	0	0	0	0
Securities sold short	10,320	0	0	0
Forward foreign currency contracts	0	0	0	20,172
Foreign currency transactions	47	0	(138)	(304)
Net realized gain	419,296	450,802	981,448	183,170
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	44,066	(295,441)	(155,813)	4,858
Affiliated investments	0	0	53,995	0
Securities sold short	(1,121)	0	0	0
Forward foreign currency contracts	0	0	0	(9,648)
Foreign currency translation	3	0	14	(53)
Net change in unrealized appreciation (depreciation)	42,948	(295,441)	(101,804)	(4,843)
Net realized and unrealized gain	462,244	155,361	879,644	178,327
Net increase (decrease) in net assets resulting from operations	$525,939	$158,947	$954,654	$179,490

See accompanying Notes to Financial Statements.

40 OAKMARK FUNDS

	Oakmark Global Select Fund	Oakmark International Fund	Oakmark International Small Cap Fund
Investment Income:
Dividends from unaffiliated securities	$9,818	$204,727	$22,623
Dividends from affiliated securities	0	68,289	9,738
Interest income from unaffiliated securities	3	266	3
Interest income from affiliated securities	0	0	0
Security lending income	58	6,367	268
Foreign taxes withheld	(523)	(21,187)	(3,336)
Total investment income	9,356	258,462	29,296
Expenses:
Investment advisory fee	9,854	120,086	16,458
Transfer and dividend disbursing agent fees	124	1,056	325
Other shareholder servicing fees	669	12,395	2,448
Service fee—Class II	0	714	4
Reports to shareholders	72	726	197
Custody and accounting fees	135	2,218	389
Registration and blue sky expenses	65	94	119
Trustees fees	78	268	104
Legal fees	31	90	33
Audit and tax services fees	11	45	17
Interest expense	0	0	0
Other	110	291	118
Total expenses	11,149	137,983	20,212
Net Investment Income (Loss)	(1,793)	120,479	9,084
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investments	149,865	231,993	4,209
Affiliated investments	0	(9,316)	(6,872)
Securities sold short	0	0	0
Forward foreign currency contracts	7,114	259,724	23,895
Foreign currency transactions	(92)	(5,735)	(577)
Net realized gain	156,887	476,666	20,655
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(69,873)	946,080	140,949
Affiliated investments	0	217,750	13,635
Securities sold short	0	0	0
Forward foreign currency contracts	(3,063)	(127,719)	(1,058)
Foreign currency translation	(78)	27	(48)
Net change in unrealized appreciation (depreciation)	(73,014)	1,036,138	153,478
Net realized and unrealized gain	83,873	1,512,804	174,133
Net increase (decrease) in net assets resulting from operations	$82,080	$1,633,283	$183,217

oakmark.com 41

Oakmark Funds

Statements of Changes in Net Assets

(in thousands)

	Oakmark Fund
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014
From Operations:
Net investment income	$63,695	$102,858
Net realized gain (loss)	419,296	1,119,337
Net change in unrealized appreciation (depreciation)	42,948	1,047,395
Net increase in net assets from operations	525,939	2,269,590
Distributions to shareholders from:
Net investment income—Class I	(105,543)	(58,384)
Net investment income—Class II	(827)	(403)
Net realized gain—Class I	(1,026,183)	(472,633)
Net realized gain—Class II	(12,168)	(4,832)
Total distributions to shareholders	(1,144,721)	(536,252)
From Fund share transactions:
Proceeds from shares sold—Class I	2,711,240	6,000,989
Proceeds from shares sold—Class II	81,963	90,170
Reinvestment of distributions—Class I	1,034,577	485,481
Reinvestment of distributions—Class II	9,135	4,114
Payment for shares redeemed—Class I	(1,779,010)	(2,123,132)
Payment for shares redeemed—Class II	(28,520)	(33,686)
Net increase in net assets from Fund share transactions	2,029,385	4,423,936
Total increase in net assets	1,410,603	6,157,274
Net assets:
Beginning of period	16,660,099	10,502,825
End of period	$18,070,702	$16,660,099
Accumulated undistributed net investment income	$31,608	$81,552
Fund Share Transactions—Class I:
Shares sold	40,423	91,400
Shares issued in reinvestment of dividends	15,652	7,819
Less shares redeemed	(26,588)	(32,622)
Net increase in shares outstanding	29,487	66,597
Fund Share Transactions—Class II:
Shares sold	1,226	1,385
Shares issued in reinvestment of dividends	139	66
Less shares redeemed	(428)	(522)
Net increase in shares outstanding	937	929

See accompanying Notes to Financial Statements.

42 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Select Fund
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014
From Operations:
Net investment income (loss)	$3,586	$(1,330)
Net realized gain (loss)	450,802	836,600
Net change in unrealized appreciation (depreciation)	(295,441)	189,509
Net increase in net assets from operations	158,947	1,024,779
Distributions to shareholders from:
Net investment income—Class I	0	(4,243)
Net realized gain—Class I	(787,839)	(224,068)
Net realized gain—Class II	(3,842)	(788)
Total distributions to shareholders	(791,681)	(229,099)
From Fund share transactions:
Proceeds from shares sold—Class I	1,372,726	1,984,637
Proceeds from shares sold—Class II	20,139	13,497
Reinvestment of distributions—Class I	691,226	198,994
Reinvestment of distributions—Class II	2,566	527
Payment for shares redeemed—Class I	(1,248,109)	(682,216)
Payment for shares redeemed—Class II	(4,778)	(7,497)
Net increase in net assets from Fund share transactions	833,770	1,507,942
Total increase in net assets	201,036	2,303,622
Net assets:
Beginning of period	6,263,244	3,959,622
End of period	$6,464,280	$6,263,244
Accumulated undistributed net investment loss	$(787)	$(4,373)
Fund Share Transactions—Class I:
Shares sold	32,424	46,187
Shares issued in reinvestment of dividends	17,067	5,088
Less shares redeemed	(29,937)	(16,255)
Net increase in shares outstanding	19,554	35,020
Fund Share Transactions—Class II:
Shares sold	480	317
Shares issued in reinvestment of dividends	64	13
Less shares redeemed	(115)	(179)
Net increase in shares outstanding	429	151

See accompanying Notes to Financial Statements.

oakmark.com 43

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Equity and Income Fund
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014
From Operations:
Net investment income	$75,010	$170,881
Net realized gain (loss)	981,448	1,849,908
Net change in unrealized appreciation (depreciation)	(101,804)	(34,603)
Net increase in net assets from operations	954,654	1,986,186
Distributions to shareholders from:
Net investment income—Class I	(153,859)	(90,716)
Net investment income—Class II	(5,380)	(1,788)
Net realized gain—Class I	(1,552,733)	(1,391,333)
Net realized gain—Class II	(92,070)	(91,024)
Total distributions to shareholders	(1,804,042)	(1,574,861)
From Fund share transactions:
Proceeds from shares sold—Class I	1,377,862	2,772,647
Proceeds from shares sold—Class II	111,039	219,618
Reinvestment of distributions—Class I	1,604,152	1,394,591
Reinvestment of distributions—Class II	86,561	83,122
Payment for shares redeemed—Class I	(1,941,356)	(3,384,039)
Payment for shares redeemed—Class II	(206,132)	(381,290)
Net increase in net assets from Fund share transactions	1,032,126	704,649
Total increase in net assets	182,738	1,115,974
Net assets:
Beginning of period	20,549,911	19,433,937
End of period	$20,732,649	$20,549,911
Accumulated undistributed net investment income	$42,167	$140,535
Fund Share Transactions—Class I:
Shares sold	42,254	83,077
Shares issued in reinvestment of dividends	50,461	43,473
Less shares redeemed	(59,411)	(101,356)
Net increase in shares outstanding	33,304	25,194
Fund Share Transactions—Class II:
Shares sold	3,413	6,616
Shares issued in reinvestment of dividends	2,738	2,603
Less shares redeemed	(6,344)	(11,481)
Net decrease in shares outstanding	(193)	(2,262)

See accompanying Notes to Financial Statements.

44 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Fund
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014
From Operations:
Net investment income	$1,163	$25,680
Net realized gain (loss)	183,170	210,668
Net change in unrealized appreciation (depreciation)	(4,843)	(37,823)
Net increase in net assets from operations	179,490	198,525
Distributions to shareholders from:
Net investment income—Class I	(40,156)	(77,231)
Net investment income—Class II	(322)	(893)
Net realized gain—Class I	(197,598)	(56,046)
Net realized gain—Class II	(2,331)	(740)
Total distributions to shareholders	(240,407)	(134,910)
From Fund share transactions:
Proceeds from shares sold—Class I	265,477	1,060,586
Proceeds from shares sold—Class II	4,629	11,571
Reinvestment of distributions—Class I	222,510	124,277
Reinvestment of distributions—Class II	2,373	1,513
Payment for shares redeemed—Class I	(412,766)	(624,185)
Payment for shares redeemed—Class II	(8,695)	(11,107)
Net increase in net assets from Fund share transactions	73,528	562,655
Total increase in net assets	12,611	626,270
Net assets:
Beginning of period	3,545,583	2,919,313
End of period	$3,558,194	$3,545,583
Accumulated undistributed net investment loss	$(24,629)	$(4,281)
Fund Share Transactions—Class I:
Shares sold	9,039	34,770
Shares issued in reinvestment of dividends	7,626	4,256
Less shares redeemed	(14,022)	(20,531)
Net increase in shares outstanding	2,643	18,495
Fund Share Transactions—Class II:
Shares sold	161	388
Shares issued in reinvestment of dividends	83	53
Less shares redeemed	(301)	(370)
Net increase (decrease) in shares outstanding	(57)	71

See accompanying Notes to Financial Statements.

oakmark.com 45

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Select Fund
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014
From Operations:
Net investment income (loss)	$(1,793)	$15,445
Net realized gain (loss)	156,887	63,040
Net change in unrealized appreciation (depreciation)	(73,014)	29,932
Net increase in net assets from operations	82,080	108,417
Distributions to shareholders from:
Net investment income—Class I	(16,577)	(11,545)
Net realized gain—Class I	(90,353)	(22,884)
Total distributions to shareholders	(106,930)	(34,429)
From Fund share transactions:
Proceeds from shares sold—Class I	360,451	1,060,662
Reinvestment of distributions—Class I	89,569	28,754
Payment for shares redeemed—Class I	(325,000)	(385,875)
Net increase in net assets from Fund share transactions	125,020	703,541
Total increase in net assets	100,170	777,529
Net assets:
Beginning of period	1,937,292	1,159,763
End of period	$2,037,462	$1,937,292
Accumulated undistributed net investment income (loss)	$(2,497)	$10,749
Fund Share Transactions—Class I:
Shares sold	22,123	64,187
Shares issued in reinvestment of dividends	5,588	1,796
Less shares redeemed	(20,047)	(23,327)
Net increase in shares outstanding	7,664	42,656

See accompanying Notes to Financial Statements.

46 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Fund
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014
From Operations:
Net investment income	$120,479	$526,424
Net realized gain (loss)	476,666	1,542,589
Net change in unrealized appreciation (depreciation)	1,036,138	(2,504,051)
Net increase (decrease) in net assets from operations	1,633,283	(435,038)
Distributions to shareholders from:
Net investment income—Class I	(571,149)	(443,291)
Net investment income—Class II	(9,360)	(6,083)
Net realized gain—Class I	(1,205,921)	(298,171)
Net realized gain—Class II	(24,101)	(4,929)
Total distributions to shareholders	(1,810,531)	(752,474)
From Fund share transactions:
Proceeds from shares sold—Class I	4,208,817	11,426,097
Proceeds from shares sold—Class II	165,447	337,466
Reinvestment of distributions—Class I	1,429,964	596,808
Reinvestment of distributions—Class II	21,705	7,279
Payment for shares redeemed—Class I	(6,205,781)	(4,983,536)
Payment for shares redeemed—Class II	(102,547)	(170,918)
Net increase (decrease) in net assets from Fund share transactions	(482,395)	7,213,196
Total increase (decrease) in net assets	(659,643)	6,025,684
Net assets:
Beginning of period	30,298,516	24,272,832
End of period	$29,638,873	$30,298,516
Accumulated undistributed net investment income	$155,057	$417,622
Fund Share Transactions—Class I:
Shares sold	173,914	434,304
Shares issued in reinvestment of dividends	60,643	23,358
Less shares redeemed	(257,659)	(190,202)
Net increase (decrease) in shares outstanding	(23,102)	267,460
Fund Share Transactions—Class II:
Shares sold	6,820	12,777
Shares issued in reinvestment of dividends	916	283
Less shares redeemed	(4,240)	(6,458)
Net increase in shares outstanding	3,496	6,602

See accompanying Notes to Financial Statements.

oakmark.com 47

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Small Cap Fund
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014
From Operations:
Net investment income	$9,084	$29,622
Net realized gain (loss)	20,655	207,128
Net change in unrealized appreciation (depreciation)	153,478	(330,279)
Net increase (decrease) in net assets from operations	183,217	(93,529)
Distributions to shareholders from:
Net investment income—Class I	(47,556)	(77,487)
Net investment income—Class II	(37)	(104)
Net realized gain—Class I	(166,420)	0
Net realized gain—Class II	(172)	0
Total distributions to shareholders	(214,185)	(77,591)
From Fund share transactions:
Proceeds from shares sold—Class I	738,285	1,257,909
Proceeds from shares sold—Class II	498	1,578
Reinvestment of distributions—Class I	188,923	68,648
Reinvestment of distributions—Class II	86	38
Payment for shares redeemed—Class I	(678,591)	(500,401)
Payment for shares redeemed—Class II	(1,235)	(1,631)
Redemption fees—Class I	506	643
Redemption fees—Class II	1	1
Net increase in net assets from Fund share transactions	248,473	826,785
Total increase in net assets	217,505	655,665
Net assets:
Beginning of period	2,913,247	2,257,582
End of period	$3,130,752	$2,913,247
Accumulated undistributed net investment income (loss)	$(6,504)	$11,663
Fund Share Transactions—Class I:
Shares sold	47,160	71,954
Shares issued in reinvestment of dividends	12,800	4,096
Less shares redeemed	(43,855)	(28,760)
Net increase in shares outstanding	16,105	47,290
Fund Share Transactions—Class II:
Shares sold	32	91
Shares issued in reinvestment of dividends	6	2
Less shares redeemed	(82)	(94)
Net decrease in shares outstanding	(44)	(1)

See accompanying Notes to Financial Statements.

48 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements

1.  SIGNIFICANT ACCOUNTING POLICIES

Organization

The following are the significant accounting policies of Oakmark Fund ("Oakmark"), Oakmark Select Fund ("Select"), Oakmark Equity and Income Fund ("Equity and Income"), Oakmark Global Fund ("Global"), Oakmark Global Select Fund ("Global Select"), Oakmark International Fund ("International"), and Oakmark International Small Cap Fund ("Int'l Small Cap"), collectively referred to as the "Funds," each a series of Harris Associates Investment Trust (the "Trust"), a Massachusetts business trust, organized on February 1, 1991, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. Each Fund, other than Select and Global Select, is diversified in accordance with the 1940 Act. The following policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

Class disclosure

Each Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares are offered to the general public. Class II Shares are offered to certain retirement plans such as 401(k) and profit sharing plans. Class II Shares pay a service fee at the annual rate of up to 0.25% of average net assets of Class II Shares of the Funds. This service fee is paid to a third-party administrator for performing the services associated with the administration of such retirement plans. Class I Shares do not have such an associated service fee. Global Select had no outstanding Class II shares during the six-month period ended March 31, 2015.

Income, realized and unrealized capital gains and losses, and expenses of the Funds not directly attributable to a specific class of shares are allocated to each class pro rata based on the relative net assets of each class. Transfer and dividend disbursing agent fees and other shareholder servicing fees are specific to each class.

Redemption fees

Int'l Small Cap imposes a short-term trading fee on redemptions of shares held for 90 days or less to help offset two types of costs to the Fund caused by abusive trading: portfolio transaction and market impact costs associated with erratic redemption activity and administrative costs associated with processing redemptions. The fee is paid to the Fund and is 2% of the redemption value and is deducted from either the redemption proceeds or from the balance in the account. The "first-in, first-out" ("FIFO") method is used to determine the holding period. The Fund may approve the waiver of redemption fees on certain types of accounts held through intermediaries, pursuant to the Fund's policies and procedures. Redemption fees collected by the Fund, if any, are included in the Statements of Changes in Net Assets.

Security valuation

The Funds' share prices or net asset values ("NAVs") are calculated as of the close of regular session trading (usually 4:00 pm Eastern time) on the New York Stock Exchange ("NYSE") on any day on which the NYSE is open for trading. Equity securities principally traded on securities exchanges in the United States and over-the-counter securities are valued at the last sales price or the official closing price on the day of valuation, or lacking any reported sales that day, at the most recent bid quotation. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market. Equity securities principally traded on securities exchanges outside the United States are valued, depending on local convention or regulation, at the last sales price, the last bid or asked price, the mean between the last bid and asked prices, or the official closing price, or are based on a pricing composite as of the close of the regular trading hours on the appropriate exchange or other designated time. Each long-term debt instrument is valued at the latest bid quotation or an evaluated price provided by an independent pricing service. The pricing service may use standard inputs such as benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. For certain security types additional inputs may be used or some of the standard inputs may not be applicable. Additionally, the pricing service monitors market indicators and industry and economic events, which may serve as a trigger to gather and possibly use additional market data. Each short-term debt instrument (i.e., debt instruments whose maturities or expiration dates at the time of acquisition are one year or less) or money market instrument maturing in 61 days or more from the date of valuation is valued at the latest bid quotation or an evaluated price provided by an independent pricing service. Each short-term instrument maturing in 60 days or less from the date of valuation is valued at amortized cost, which approximates market value. Options are valued at the last reported sales price on the day of valuation or, lacking any reported sale price on the valuation date, at the mean of the most recent bid and asked quotations or, if the mean is not available, at the most recent bid quotation.

Securities for which quotations are not readily available or securities that may have been affected by a significant event occurring between the close of a foreign market and the close of the NYSE are valued at fair value, determined by or under the direction of the pricing committee authorized by the Board of Trustees. A significant event may include the performance of U.S. markets since the close of foreign markets. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign securities in order to adjust local closing prices for information or events that may occur between the close of certain foreign exchanges and the close of the NYSE.

oakmark.com 49

Oakmark Funds

Notes to Financial Statements (continued)

Fair value measurement

Various inputs are used in determining the value of each Fund's investments. These inputs are prioritized into three broad levels as follows:

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, and others)

Level 3—significant unobservable inputs (including the Adviser's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from independent sources, and unobservable inputs reflect the Adviser's own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2015 in valuing each Fund's assets and liabilities. Except for the industries or investment types separately stated below, the total amounts for common stocks, fixed-income and short-term investments in the table below are presented by industry or investment type in each Fund's Schedule of Investments. Information on forward foreign currency contracts is presented by contract in the notes following the below summary:

(in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Oakmark
Common Stocks	$16,807,759	$0	$0
Short Term Investments	0	1,254,101	0
Total	$16,807,759	$1,254,101	$0
Select
Common Stocks	$6,193,335	$0	$0
Short Term Investments	0	275,237	0
Total	$6,193,335	$275,237	$0
Equity and Income
Common Stocks	$13,186,124	$0	$0
Government and Agency Securities	0	1,683,406	0
Corporate Bonds	0	1,231,335	0
Asset Backed Securities	0	11,486	0
Short Term Investments	0	4,595,927	0
Total	$13,186,124	$7,522,154	$0
Global
Common Stocks	$3,525,499	$0	$0
Short Term Investments	0	6,660	0
Forward Foreign Currency Contracts - Assets	0	10,474	0
Forward Foreign Currency Contracts - Liabilities	0	(1,143)	0
Total	$3,525,499	$15,991	$0
Global Select
Common Stocks	$1,943,465	$0	$0
Short Term Investments	0	84,381	0
Forward Foreign Currency Contracts - Assets	0	2,498	0
Forward Foreign Currency Contracts - Liabilities	0	(23)	0
Total	$1,943,465	$86,856	$0

50 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

(in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
International
Common Stocks	$28,089,747	$0	$0
Short Term Investments	0	1,268,317	0
Forward Foreign Currency Contracts - Assets	0	108,398	0
Forward Foreign Currency Contracts - Liabilities	0	(17,614)	0
Total	$28,089,747	$1,359,101	$0
Int'l Small Cap
Common Stocks	$2,948,413	$0	$0
Short Term Investments	0	138,255	0
Forward Foreign Currency Contracts - Assets	0	24,873	0
Forward Foreign Currency Contracts - Liabilities	0	(4,567)	0
Total	$2,948,413	$158,561	$0

Offsetting assets and liabilities

The Funds have adopted the new disclosure requirements under Accounting Standards Update No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"), issued by the Financial Accounting Standards Board. ASU 2011-11 requires entities to disclose gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. This disclosure is limited to derivative instruments, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions.

At March 31, 2015 certain Funds held open forward foreign currency contracts that were subject to a foreign exchange settlement and netting agreement with the same counterparty. The agreement includes provisions for general obligations, representations and certain events of default or termination. The agreement includes provisions for netting arrangements that may reduce credit risk and counterparty risk associated with relevant transactions, in the event a counterparty fails to meet its obligations. The net recognized assets or liabilities related to open forward foreign currency contracts are presented in the Statements of Assets and Liabilities. The gross recognized assets (appreciation) and liabilities (depreciation) by contract are presented in the table included in the Forward foreign currency contracts section of Note 1 to Financial Statements.

At March 31, 2015 each Fund held investments in repurchase agreements. The gross value of these investments and the value of the related collateral are presented in each Fund's Schedule of Investments. The value of the related collateral for each Fund exceeded the value of the repurchase agreements held at period end.

The value of the securities on loan and the value of the related collateral as of period end, if any, are included in the Securities lending section of Note 1 to Financial Statements.

Foreign currency translations

Certain Funds invest in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at current exchange rates obtained by a recognized bank, dealer, or independent pricing service on the day of valuation. Purchases and sales of investments and dividend and interest income are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included in net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments in the Statements of Operations. Net realized gains and losses on foreign currency transactions arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and tax reclaims recorded and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions in the Statements of Operations. Unrealized gains and losses arising from changes in the fair value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates are included in net change in unrealized appreciation (depreciation) on foreign currency translation in the Statements of Operations.

Forward foreign currency contracts

Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds' transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered

oakmark.com 51

Oakmark Funds

Notes to Financial Statements (continued)

and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued at the current day's interpolated foreign exchange rates. Unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the end of the period is included in the Statements of Assets and Liabilities. Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for the period are included in the Statements of Operations.

At March 31, 2015 Global, Global Select, International, and Int'l Small Cap held forward foreign currency contracts, which are considered derivative instruments, each of whose counterparty is State Street Bank and Trust Company ("State Street"), as follows (in thousands):

Global

	Local Contract Amount	Settlement Date	Valuation at 3/31/15	Unrealized Appreciation/ (Depreciation)
Foreign Currency Bought:
Australian Dollar	15,986	06/17/15	$12,122	$(1,089)
			$12,122	$(1,089)
Foreign Currency Sold:
Australian Dollar	41,764	06/17/15	$31,670	$5,661
Swiss Franc	209,241	09/16/15	216,989	4,759
			$248,659	$10,420

During the period ended March 31, 2015 the notional value of forward foreign currency contracts opened for Global were $221,748 and the notional value of settled contracts was $184,751 (in thousands).

Global Select

	Local Contract Amount	Settlement Date	Valuation at 3/31/15	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Swiss Franc	93,448	09/16/15	$96,908	$2,475
			$96,908	$2,475

During the period ended March 31, 2015 the notional value of forward foreign currency contracts opened for Global Select were $123,928 and the notional value of settled contracts was $82,781 (in thousands).

International

	Local Contract Amount	Settlement Date	Valuation at 3/31/15	Unrealized Appreciation/ (Depreciation)
Foreign Currency Bought:
Australian Dollar	246,364	06/17/15	$186,822	$(17,197)
			$186,822	$(17,197)
Foreign Currency Sold:
Australian Dollar	534,002	06/17/15	$404,944	$72,380
Swiss Franc	1,601,700	09/16/15	1,661,009	35,601
			$2,065,953	$107,981

During the period ended March 31, 2015 the notional value of forward foreign currency contracts opened for International were $1,696,610 and the notional value of settled contracts was $2,166,467 (in thousands).

52 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

Int'l Small Cap

	Local Contract Amount	Settlement Date	Valuation at 3/31/15	Unrealized Appreciation/ (Depreciation)
Foreign Currency Bought:
Australian Dollar	67,681	06/17/15	$51,324	$(4,429)
			$51,324	$(4,429)
Foreign Currency Sold:
Australian Dollar	161,035	06/17/15	$122,115	$21,540
Norwegian Krone	66,514	12/16/15	8,224	(99)
Swiss Franc	151,885	09/16/15	157,509	3,294
			$287,848	$24,735

During the period ended March 31, 2015 the notional value of forward foreign currency contracts opened for Int'l Small Cap were $179,986 and the notional value of settled contracts was $231,616 (in thousands).

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Discount is accreted and premium is amortized on long-term fixed income securities using the yield-to-maturity method. Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates. Net realized gains and losses on investments are determined by the specific identification method.

Short sales

Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or loss, unlimited in size, will be recognized upon the termination of the short sale. Each Fund may sell shares of when-issued securities. Typically, a Fund sells when-issued securities when a company announces a spin-off or re-organization, and the post-spin-off or post-re-organization shares begin trading on a when-issued basis prior to the effective date of the corporate action. A sale of a when-issued security is treated as a short sale for accounting purposes. After the effective date, when shares of the new company are received, any shares sold on a when-issued basis will be delivered to the counterparty. At March 31, 2015 none of the Funds had short sales.

When-issued or delayed-delivery securities

Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if the Adviser deems it advisable for investment reasons. At March 31, 2015 none of the Funds held when-issued securities.

Accounting for options

When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of call. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current fair value. Options written by the Fund do not give rise to counterparty credit risk, as they obligate the Fund, not its counterparties, to perform.

When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current fair value of the option purchased. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risks associated with purchasing put and call options are potential loss of the premium paid and, in the instances of OTC derivatives, the failure of the counterparty to honor its obligation under the contract.

oakmark.com 53

Oakmark Funds

Notes to Financial Statements (continued)

The Funds did not write or purchase options during the period ended March 31, 2015.

Committed line of credit

The Trust has an unsecured committed line of credit (the "Facility") with State Street in the amount of $500 million. Borrowings under that arrangement bear interest at 1.25% above the greater of the Federal Funds Effective Rate or LIBOR, as defined in the credit agreement. To maintain the Facility, an annualized commitment fee of 0.15% on the unused portion is charged to the Trust. Fees and interest expense, if any, related to the Facility are included in other expenses in the Statements of Operations. There were no borrowings under the Facility during the period ended March 31, 2015.

Expense offset arrangement

State Street serves as custodian of the Funds. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances each Fund maintains with State Street. Credit balances used to reduce the Funds' custodian fees, if any, are reported as a reduction of total expenses in the Statements of Operations. During the period ended March 31, 2015 none of the Funds received an expense offset credit.

Repurchase agreements

Each Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price.

The Funds' custodian receives delivery of the underlying securities collateralizing repurchase agreements. It is the Funds' policy that the value of the collateral be at least equal to 102% of the repurchase price, including interest. Harris Associates L.P. (the "Adviser") is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. At March 31, 2015 all of the Funds held repurchase agreements.

Security lending

Each Fund, except Oakmark, may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash, cash equivalents or U.S. Treasuries maintained on a current basis in an amount at least equal to the fair value of the securities loaned by the Fund. Collateral is marked to market and monitored daily. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives an additional return that may be in the form of a fixed fee or a percentage of the earnings on the collateral. The Fund has the right to call the loan and attempt to obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. In addition, there could be a decline in the value of the collateral or in the fair value of the securities loaned while the Fund seeks to enforce its rights thereto, and the Fund could experience subnormal levels of income or lack of access to income during that period.

At March 31, 2015 Global, Global Select, International and Int'l Small Cap had securities on loan with a value of $38,869,270, $45,855,253, $564,434,893 and $32,925,146, respectively, and held as collateral for the loans U.S. Treasury securities with a value of $40,916,472, $48,300,098, $594,789,349 and $34,674,762, respectively.

Restricted securities

Each Fund may invest in restricted securities, which generally are considered illiquid, but such illiquid securities may not comprise more than 15% of the value of a Fund's net assets at the time of investment. The following investments, the sales of which are subject to restrictions on resale under federal securities laws, have been valued in good faith according to the securities valuation procedures established by the Board of Trustees (as stated in the Security valuation section) since their acquisition dates.

At March 31, 2015 Equity and Income held the following restricted securities:

Equity and Income

Par Value (000)	Security Name	Acquisition Date	Carrying Value	Original Cost	Value (000)	Percentage of Net Assets
$29,500	1011778 BC ULC / New Red Finance Inc., 144A, 6.00%, due 04/01/22	09/24/14	$103.5000	$100.0000	$30,532	0.15%
9,785	Activision Blizzard, Inc., 144A, 5.625%, due 09/15/21	04/15/14	106.5000	106.6250	10,421	0.05%
4,325	Activision Blizzard, Inc., 144A, 5.625%, due 09/15/21	04/14/14	106.5000	106.6250	4,606	0.02%
2,925	Activision Blizzard, Inc., 144A, 5.625%, due 09/15/21	01/31/14	106.5000	103.7500	3,115	0.02%
1,950	Activision Blizzard, Inc., 144A, 5.625%, due 09/15/21	01/31/14	106.5000	103.7500	2,077	0.01%
1,000	Activision Blizzard, Inc., 144A, 5.625%, due 09/15/21	09/12/13	106.5000	100.0000	1,065	0.01%

54 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

Par Value (000)	Security Name	Acquisition Date	Carrying Value	Original Cost	Value (000)	Percentage of Net Assets
$980	Activision Blizzard, Inc., 144A, 5.625%, due 09/15/21	04/25/14	$106.5000	$106.6250	$1,044	0.01%
2,695	Activision Blizzard, Inc., 144A, 6.125%, due 09/15/23	04/09/14	109.0000	109.0000	2,938	0.01%
2,505	Activision Blizzard, Inc., 144A, 6.125%, due 09/15/23	02/06/14	109.0000	104.7500	2,730	0.01%
2,000	Activision Blizzard, Inc., 144A, 6.125%, due 09/15/23	09/17/13	109.0000	101.6250	2,180	0.01%
1,970	Activision Blizzard, Inc., 144A, 6.125%, due 09/15/23	04/15/14	109.0000	108.7500	2,147	0.01%
1,970	Activision Blizzard, Inc., 144A, 6.125%, due 09/15/23	04/11/14	109.0000	108.7500	2,147	0.01%
1,000	Activision Blizzard, Inc., 144A, 6.125%, due 09/15/23	09/12/13	109.0000	100.0000	1,090	0.01%
980	Activision Blizzard, Inc., 144A, 6.125%, due 09/15/23	04/25/14	109.0000	108.6250	1,068	0.01%
495	Activision Blizzard, Inc., 144A, 6.125%, due 09/15/23	04/11/14	109.0000	108.7500	540	0.00%*
50,000	Anthem, Inc., 144A, 0.38%, due 04/07/15	02/13/15	99.9938	99.9455	49,997	0.24%
25,000	Anthem, Inc., 144A, 0.30%, due 04/01/15	03/31/15	100.0000	99.9992	25,000	0.12%
25,000	Anthem, Inc., 144A, 0.36%, due 04/14/15	02/17/15	99.9874	99.9456	24,997	0.12%
25,000	Anthem, Inc., 144A, 0.36%, due 04/15/15	02/18/15	99.9864	99.9456	24,997	0.12%
50,000	BMW US Capital LLC, 144A, 0.10%, due 04/28/15	03/26/15	99.9925	99.9908	49,996	0.24%
44,000	BMW US Capital LLC, 144A, 0.10%, due 04/29/15	03/31/15	99.9922	99.9919	43,997	0.21%
38,000	BMW US Capital LLC, 144A, 0.13%, due 04/20/15	02/19/15	99.9931	99.9784	37,997	0.18%
35,000	BMW US Capital LLC, 144A, 0.13%, due 04/09/15	02/11/15	99.9971	99.9794	34,999	0.17%
35,000	BMW US Capital LLC, 144A, 0.12%, due 04/29/15	03/20/15	99.9907	99.9877	34,997	0.17%
33,000	BMW US Capital LLC, 144A, 0.12%, due 04/23/15	03/20/15	99.9927	99.9897	32,998	0.16%
30,000	BMW US Capital LLC, 144A, 0.10%, due 04/30/15	03/27/15	99.9919	99.9914	29,998	0.14%
26,000	BMW US Capital LLC, 144A, 0.12%, due 04/01/15	02/12/15	100.0000	99.9840	26,000	0.13%
24,000	BMW US Capital LLC, 144A, 0.12%, due 04/17/15	03/11/15	99.9947	99.9877	23,999	0.12%
23,000	BMW US Capital LLC, 144A, 0.12%, due 04/10/15	03/11/15	99.9970	99.9900	22,999	0.11%
5,000	BMW US Capital LLC, 144A, 0.13%, due 05/04/15	03/04/15	99.9881	99.9780	4,999	0.02%
26,250	BP Capital Markets PLC, 144A, 0.60%, due 10/16/15	02/05/15	99.7513	99.5854	26,185	0.13%
14,500	BP Capital Markets PLC, 144A, 0.63%, due 11/02/15	02/11/15	99.7132	99.5453	14,458	0.07%
11,450	Cabela's Master Credit Card Trust, 144A, 0.725%, due 10/15/19	10/20/11	100.3115	100.0000	11,486	0.06%
14,800	Cleopatra Finance Ltd, 144A, 6.25%, due 02/15/22	02/09/15	97.7500	100.0000	14,467	0.07%
14,800	Cleopatra Finance Ltd, 144A, 6.50%, due 02/15/25	02/09/15	96.5000	100.0000	14,282	0.07%
9,800	Cleopatra Finance Ltd, 144A, 5.625%, due 02/15/20	02/09/15	97.7000	100.0000	9,575	0.05%

oakmark.com 55

Oakmark Funds

Notes to Financial Statements (continued)

Par Value (000)	Security Name	Acquisition Date	Carrying Value	Original Cost	Value (000)	Percentage of Net Assets
$12,774	CNO Financial Group, Inc., 144A, 6.375%, due 10/01/20	09/24/14	$105.5000	$106.7500	$13,476	0.06%
4,920	CNO Financial Group, Inc., 144A, 6.375%, due 10/01/20	03/27/15	105.5000	106.1115	5,190	0.03%
2,940	CNO Financial Group, Inc., 144A, 6.375%, due 10/01/20	07/30/14	105.5000	107.6250	3,102	0.01%
2,140	CNO Financial Group, Inc., 144A, 6.375%, due 10/01/20	01/21/15	105.5000	106.2500	2,258	0.01%
1,075	CNO Financial Group, Inc., 144A, 6.375%, due 10/01/20	07/21/14	105.5000	107.7500	1,134	0.01%
981	CNO Financial Group, Inc., 144A, 6.375%, due 10/01/20	07/31/14	105.5000	107.2500	1,035	0.00%*
980	CNO Financial Group, Inc., 144A, 6.375%, due 10/01/20	04/30/14	105.5000	108.5000	1,034	0.00%*
250	CNO Financial Group, Inc., 144A, 6.375%, due 10/01/20	09/20/12	105.5000	100.0000	264	0.00%*
30,000	Credit Suisse Group AG, 144A, 7.50%**	12/04/13	107.3750	100.0000	32,212	0.16%
7,000	Credit Suisse Group AG, 144A, 6.25%**	06/11/14	98.2500	100.0000	6,877	0.03%
2,950	Family Tree Escrow LLC, 144A, 5.75%, due 03/01/23	02/06/15	105.2500	100.0000	3,105	0.01%
1,000	Family Tree Escrow LLC, 144A, 5.25%, due 03/01/20	02/06/15	104.7500	100.0000	1,048	0.01%
25,000	General Mills, Inc., 144A, 0.34%, due 04/09/15	02/27/15	99.9924	99.9613	24,998	0.12%
20,000	General Mills, Inc., 144A, 0.32%, due 04/08/15	02/25/15	99.9938	99.9627	19,999	0.10%
20,000	General Mills, Inc., 144A, 0.43%, due 04/17/15	03/11/15	99.9813	99.9568	19,996	0.10%
20,000	General Mills, Inc., 144A, 0.51%, due 05/14/15	03/20/15	99.9403	99.9236	19,988	0.10%
15,100	General Mills, Inc., 144A, 0.32%, due 04/06/15	02/20/15	99.9956	99.9600	15,099	0.07%
15,000	General Mills, Inc., 144A, 0.31%, due 04/06/15	02/09/15	99.9957	99.9518	14,999	0.07%
15,000	General Mills, Inc., 144A, 0.34%, due 04/07/15	03/04/15	99.9943	99.9679	14,999	0.07%
15,000	General Mills, Inc., 144A, 0.33%, due 04/10/15	02/09/15	99.9918	99.9450	14,999	0.07%
15,000	General Mills, Inc., 144A, 0.33%, due 04/13/15	02/19/15	99.9890	99.9514	14,998	0.07%
15,000	General Mills, Inc., 144A, 0.54%, due 05/22/15	03/24/15	99.9249	99.9131	14,989	0.07%
13,000	General Mills, Inc., 144A, 0.33%, due 04/14/15	02/18/15	99.9881	99.9496	12,998	0.06%
10,000	General Mills, Inc., 144A, 0.54%, due 05/22/15	03/26/15	99.9249	99.9161	9,992	0.05%
9,000	General Mills, Inc., 144A, 0.32%, due 04/07/15	02/27/15	99.9947	99.9653	8,999	0.04%
5,000	General Mills, Inc., 144A, 0.51%, due 04/21/15	03/20/15	99.9722	99.9556	4,999	0.02%
5,000	General Mills, Inc., 144A, 0.51%, due 05/19/15	03/24/15	99.9333	99.9222	4,997	0.02%
5,000	General Mills, Inc., 144A, 0.54%, due 05/22/15	03/25/15	99.9249	99.9146	4,996	0.02%
3,000	General Mills, Inc., 144A, 0.32%, due 04/08/15	02/25/15	99.9938	99.9627	3,000	0.01%
8,060	Glencore Funding LLC, 144A, 1.70%, due 05/27/16	01/15/15	100.4174	100.0790	8,094	0.04%

56 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

Par Value (000)	Security Name	Acquisition Date	Carrying Value	Original Cost	Value (000)	Percentage of Net Assets
$10,000	Howard Hughes Corp., 144A, 6.875%, due 10/01/21	09/27/13	$104.7500	$100.0000	$10,475	0.05%
50,000	John Deere Capital Co., 144A, 0.11%, due 04/16/15	02/24/15	99.9954	99.9844	49,998	0.24%
40,000	John Deere Capital Co., 144A, 0.11%, due 05/08/15	03/25/15	99.9887	99.9866	39,995	0.19%
10,000	John Deere Capital Co., 144A, 0.11%, due 04/13/15	02/24/15	99.9963	99.9853	10,000	0.05%
50,000	Kellogg Co., 144A, 0.42%, due 04/13/15	03/13/15	99.9863	99.9681	49,993	0.24%
35,000	Kellogg Co., 144A, 0.48%, due 04/17/15	03/27/15	99.9791	99.9726	34,993	0.17%
30,000	Kellogg Co., 144A, 0.49%, due 04/14/15	03/24/15	99.9827	99.9720	29,995	0.14%
25,000	Kellogg Co., 144A, 0.48%, due 04/08/15	03/25/15	99.9909	99.9817	24,998	0.12%
10,000	Kellogg Co., 144A, 0.41%, due 04/10/15	03/13/15	99.9900	99.9722	9,999	0.05%
10,000	Kellogg Co., 144A, 0.46%, due 04/20/15	03/30/15	99.9763	99.9738	9,997	0.05%
10,000	Kellogg Co., 144A, 0.48%, due 04/21/15	03/31/15	99.9739	99.9726	9,997	0.05%
5,000	Kellogg Co., 144A, 0.35%, due 04/01/15	02/26/15	100.0000	99.9669	5,000	0.02%
1,650	Kellogg Co., 144A, 0.48%, due 04/17/15	03/30/15	99.9791	99.9765	1,650	0.01%
12,509	Live Nation Entertainment, Inc., 144A, 7.00%, due 09/01/20	09/09/14	106.5000	107.5000	13,322	0.07%
9,605	Live Nation Entertainment, Inc., 144A, 7.00%, due 09/01/20	08/15/12	106.5000	100.0000	10,229	0.05%
5,076	Live Nation Entertainment, Inc., 144A, 7.00%, due 09/01/20	05/16/14	106.5000	109.1250	5,406	0.03%
830	Live Nation Entertainment, Inc., 144A, 7.00%, due 09/01/20	01/22/15	106.5000	106.5000	884	0.00%*
600	Live Nation Entertainment, Inc., 144A, 7.00%, due 09/01/20	10/24/14	106.5000	106.5000	639	0.00%*
310	Live Nation Entertainment, Inc., 144A, 7.00%, due 09/01/20	10/30/14	106.5000	106.5000	330	0.00%*
2,000	Live Nation Entertainment, Inc., 144A, 5.375%, due 06/15/22	05/19/14	102.0000	100.0000	2,040	0.01%
14,750	Medtronic Inc., 144A, 3.15%, due 3/15/22	12/01/14	103.8364	99.7910	15,316	0.07%
2,950	Medtronic Inc., 144A, 1.50%, due 3/15/18	12/01/14	100.4344	99.7120	2,963	0.02%
50,000	MetLife Short Term Funding LLC, 144A, 0.13%, due 05/12/15	03/13/15	99.9852	99.9794	49,992	0.24%
50,000	MetLife Short Term Funding LLC, 144A, 0.12%, due 05/13/15	03/30/15	99.9860	99.9857	49,993	0.24%
41,000	MetLife Short Term Funding LLC, 144A, 0.12%, due 05/19/15	03/30/15	99.9840	99.9837	40,993	0.20%
33,000	MetLife Short Term Funding LLC, 144A, 0.14%, due 04/07/15	01/22/15	99.9977	99.9708	32,999	0.16%
30,000	MetLife Short Term Funding LLC, 144A, 0.11%, due 04/08/15	03/06/15	99.9979	99.9899	29,999	0.15%
30,000	MetLife Short Term Funding LLC, 144A, 0.12%, due 04/16/15	03/10/15	99.9950	99.9877	29,999	0.15%
30,000	MetLife Short Term Funding LLC, 144A, 0.15%, due 04/28/15	02/10/15	99.9888	99.9679	29,997	0.15%
30,000	MetLife Short Term Funding LLC, 144A, 0.14%, due 05/28/15	03/13/15	99.9778	99.9716	29,993	0.15%

oakmark.com 57

Oakmark Funds

Notes to Financial Statements (continued)

Par Value (000)	Security Name	Acquisition Date	Carrying Value	Original Cost	Value (000)	Percentage of Net Assets
$28,000	MetLife Short Term Funding LLC, 144A, 0.13%, due 04/13/15	02/09/15	$99.9957	$99.9773	$27,999	0.14%
28,000	MetLife Short Term Funding LLC, 144A, 0.12%, due 04/21/15	03/03/15	99.9933	99.9837	27,998	0.14%
25,000	MetLife Short Term Funding LLC, 144A, 0.12%, due 04/17/15	03/11/15	99.9947	99.9877	24,999	0.12%
22,076	MetLife Short Term Funding LLC, 144A, 0.13%, due 05/11/15	03/10/15	99.9856	99.9776	22,073	0.11%
21,000	MetLife Short Term Funding LLC, 144A, 0.12%, due 04/24/15	03/04/15	99.9923	99.9830	20,998	0.10%
20,000	MetLife Short Term Funding LLC, 144A, 0.14%, due 05/28/15	03/13/15	99.9778	99.9716	19,996	0.10%
16,000	MetLife Short Term Funding LLC, 144A, 0.12%, due 04/01/15	02/19/15	100.0000	99.9863	16,000	0.08%
16,000	MetLife Short Term Funding LLC, 144A, 0.12%, due 04/15/15	02/24/15	99.9953	99.9833	15,999	0.08%
15,000	MetLife Short Term Funding LLC, 144A, 0.11%, due 04/10/15	02/27/15	99.9973	99.9872	15,000	0.07%
15,000	MetLife Short Term Funding LLC, 144A, 0.12%, due 05/06/15	03/27/15	99.9883	99.9867	14,998	0.07%
50,000	Philip Morris International, Inc., 144A, 0.11%, due 04/27/15	03/10/15	99.9921	99.9853	49,996	0.24%
50,000	Philip Morris International, Inc., 144A, 0.11%, due 04/28/15	03/06/15	99.9918	99.9838	49,996	0.24%
50,000	Philip Morris International, Inc., 144A, 0.09%, due 05/04/15	03/25/15	99.9918	99.9900	49,996	0.24%
50,000	Philip Morris International, Inc., 144A, 0.08%, due 05/11/15	03/26/15	99.9911	99.9898	49,995	0.24%
35,000	Philip Morris International, Inc., 144A, 0.13%, due 05/14/15	03/18/15	99.9845	99.9794	34,995	0.17%
33,924	Philip Morris International, Inc., 144A, 0.10%, due 04/21/15	03/16/15	99.9944	99.9900	33,922	0.16%
30,000	Philip Morris International, Inc., 144A, 0.11%, due 04/24/15	03/05/15	99.9930	99.9847	29,998	0.15%
25,000	Philip Morris International, Inc., 144A, 0.11%, due 04/20/15	03/04/15	99.9942	99.9856	24,999	0.12%
25,000	Philip Morris International, Inc., 144A, 0.07%, due 04/22/15	03/30/15	99.9959	99.9955	24,999	0.12%
25,000	Philip Morris International, Inc., 144A, 0.12%, due 05/18/15	03/04/15	99.9843	99.9750	24,996	0.12%
25,000	Philip Morris International, Inc., 144A, 0.08%, due 05/19/15	03/31/15	99.9893	99.9891	24,997	0.12%
15,000	Philip Morris International, Inc., 144A, 0.13%, due 05/14/15	03/17/15	99.9845	99.9791	14,998	0.07%
10,000	Philip Morris International, Inc., 144A, 0.13%, due 05/18/15	03/06/15	99.9830	99.9736	9,998	0.05%
10,000	Philip Morris International, Inc., 144A, 0.13%, due 05/26/15	03/06/15	99.9801	99.9708	9,998	0.05%
9,000	Philip Morris International, Inc., 144A, 0.07%, due 04/22/15	03/30/15	99.9959	99.9955	9,000	0.04%
1,000	Post Holdings, Inc., 144A, 6.75%, due 12/01/21	01/27/12	101.0000	105.7500	1,010	0.00%*
2,000	Quiksilver, Inc. / QS Wholesale, Inc., 144A, 7.875%, due 08/01/18	07/11/13	90.5000	99.4830	1,810	0.01%
1,945	Quiksilver, Inc. / QS Wholesale, Inc., 144A, 7.875%, due 08/01/18	04/10/14	90.5000	109.0000	1,760	0.01%
1,745	Quiksilver, Inc. / QS Wholesale, Inc., 144A, 7.875%, due 08/01/18	04/14/14	90.5000	108.7500	1,579	0.01%
980	Quiksilver, Inc. / QS Wholesale, Inc., 144A, 7.875%, due 08/01/18	04/15/14	90.5000	108.7500	887	0.00%*

58 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

Par Value (000)	Security Name	Acquisition Date	Carrying Value	Original Cost	Value (000)	Percentage of Net Assets
$980	Quiksilver, Inc. / QS Wholesale, Inc., 144A, 7.875%, due 08/01/18	05/27/14	$90.5000	$108.7500	$887	0.00%*
980	Quiksilver, Inc. / QS Wholesale, Inc., 144A, 7.875%, due 08/01/18	05/13/14	90.5000	108.6250	887	0.00%*
19,665	Scientific Games International, Inc., 144A, 10.00%, due 12/01/22	11/14/14	93.5000	89.8908	18,387	0.09%
6,885	Scientific Games International, Inc., 144A, 7.00%, due 01/01/22	11/14/14	102.2500	100.0000	7,040	0.03%
5,000	Scotiabank Peru SA, 144A, 4.50%, due 12/13/27	12/06/12	99.7500	100.0000	4,987	0.03%
2,725	Serta Simmons Holdings LLC, 144A, 8.125%, due 10/01/20	09/27/12	105.2500	99.8750	2,868	0.01%
2,265	Serta Simmons Holdings LLC, 144A, 8.125%, due 10/01/20	09/26/12	105.2500	99.0000	2,384	0.01%
3,665	Sirius XM Radio Inc, 144A, 5.25%, due 08/15/22,	03/26/15	105.5000	106.2500	3,866	0.02%
2,775	Sirius XM Radio Inc, 144A, 5.25%, due 08/15/22,	03/13/15	105.5000	106.2500	2,928	0.02%
2,455	Sirius XM Radio Inc, 144A, 5.25%, due 08/15/22,	03/04/15	105.5000	106.6250	2,590	0.01%
6,820	Six Flags Entertainment Corp., 144A, 5.25%, due 01/15/21	12/11/12	102.7500	100.0000	7,007	0.03%
3,150	Six Flags Entertainment Corp., 144A, 5.25%, due 01/15/21	12/11/12	102.7500	101.0000	3,237	0.02%
7,385	Ultra Petroleum Corp., 144A, 5.75%, due 12/15/18	06/24/14	90.2500	105.2500	6,665	0.03%
6,505	Ultra Petroleum Corp., 144A, 5.75%, due 12/15/18	05/28/14	90.2500	105.4000	5,871	0.03%
5,000	Ultra Petroleum Corp., 144A, 5.75%, due 12/15/18	10/28/14	90.2500	100.5000	4,513	0.02%
4,952	Ultra Petroleum Corp., 144A, 5.75%, due 12/15/18	05/27/14	90.2500	105.5000	4,469	0.02%
3,969	Ultra Petroleum Corp., 144A, 5.75%, due 12/15/18	06/25/14	90.2500	105.2500	3,582	0.02%
3,920	Ultra Petroleum Corp., 144A, 5.75%, due 12/15/18	04/11/14	90.2500	105.6250	3,538	0.02%
2,375	Ultra Petroleum Corp., 144A, 5.75%, due 12/15/18	10/28/14	90.2500	100.5000	2,143	0.01%
1,993	Ultra Petroleum Corp., 144A, 5.75%, due 12/15/18	06/26/14	90.2500	105.2500	1,799	0.01%
975	Ultra Petroleum Corp., 144A, 5.75%, due 12/15/18	04/16/14	90.2500	105.5000	880	0.00%*
735	Ultra Petroleum Corp., 144A, 5.75%, due 12/15/18	04/23/14	90.2500	105.5000	663	0.00%*
11,796	Ultra Petroleum Corp., 144A, 6.125%, due 10/01/24	09/04/14	85.7500	100.0000	10,115	0.05%
3,145	Ultra Petroleum Corp., 144A, 6.125%, due 10/01/24	10/27/14	85.7500	96.2500	2,697	0.01%
2,949	Ultra Petroleum Corp., 144A, 6.125%, due 10/01/24	09/04/14	85.7500	99.7500	2,529	0.01%
1,775	Ultra Petroleum Corp., 144A, 6.125%, due 10/01/24	10/24/14	85.7500	96.5000	1,522	0.01%
4,905	Valeant Pharmaceuticals International Inc, 144A, 6.375%, due 10/15/20	03/16/15	103.8750	103.7500	5,095	0.02%
4,900	Valeant Pharmaceuticals International Inc, 144A, 6.375%, due 10/15/20	03/17/15	103.8750	103.6250	5,090	0.03%
9,830	Valeant Pharmaceuticals International Inc, 144A, 5.625%, due 12/01/21	03/16/15	101.5000	101.2500	9,978	0.05%

oakmark.com 59

Oakmark Funds

Notes to Financial Statements (continued)

Par Value (000)	Security Name	Acquisition Date	Carrying Value	Original Cost	Value (000)	Percentage of Net Assets
$3,590	Valeant Pharmaceuticals International Inc, 144A, 5.625%, due 12/01/21	03/25/15	$101.5000	$101.1250	$3,644	0.02%
2,950	Valeant Pharmaceuticals International Inc, 144A, 5.625%, due 12/01/21	03/17/15	101.5000	101.2500	2,994	0.02%
500	VRX Escrow Corp, 144A, 5.375%, due 03/15/20	03/13/15	100.8750	100.0000	504	0.00%*
500	VRX Escrow Corp, 144A, 5.875%, due 05/15/23	03/13/15	102.5000	100.0000	513	0.00%*
250	VRX Escrow Corp, 144A, 6.125%, due 04/15/25	03/13/15	103.5000	100.0000	259	0.00%*
9,830	Zayo Group LLC / Zayo Capital Inc, 144A, 6.00%, due 04/01/23	01/20/15	100.5000	100.0000	9,879	0.05%
4,915	Zayo Group LLC / Zayo Capital Inc, 144A, 6.00%, due 04/01/23	01/20/15	100.5000	99.7500	4,940	0.02%
					$2,369,120	11.43%

*  Amount rounds to less than 0.01%

**  Security is perpetual and has no stated maturity date.

Federal income taxes

It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required. There is no material liability for unrecognized tax benefits in the accompanying financial statements. Generally, each of the tax years in the four-year period ended September 30, 2014 remains subject to examination by taxing authorities.

Recently issued accounting pronouncement

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds' financial statement disclosures.

2.  TRANSACTIONS WITH AFFILIATES

Each Fund has an investment advisory agreement with the Adviser. For management services and facilities furnished, the Adviser receives from each Fund a monthly fee based on that Fund's net assets at the end of the preceding month. Annual fee rates are as follows:

Fund	Advisory Fees
Oakmark	1.00% up to $2 billion;
0.90% on the next $1 billion;
0.80% on the next $2 billion;
0.75% on the next $2.5 billion;
0.675% on the next $2.5 billion;
0.625% on the next $2.5 billion; and
0.620% over $12.5 billion
Select	1.00% up to $1 billion;
0.95% on the next $500 million;
0.90% on the next $500 million;
0.85% on the next $500 million;
0.80% on the next $2.5 billion;
0.75% on the next $5 billion; and
0.725% over $10 billion
Fund	Advisory Fees
Equity and Income	0.75% up to $5 billion;
0.70% on the next $2.5 billion;
0.675% on the next $2.5 billion;
0.65% on the next $2.5 billion;
0.60% on the next $3.5 billion;
0.585% on the next $5 billion;
0.5775% on the next $7 billion; and
0.5725% over $28 billion
Global	1.00% up to $2 billion; 0.95% on the next $2 billion; 0.90% on the next $4 billion; and 0.875% over $8 billion

60 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

Fund	Advisory Fees
Global Select	1.00% up to $2 billion; 0.95% on the next $1 billion; 0.875% on the next $4 billion; and 0.85% over $7 billion
International	1.00% up to $2 billion;
0.95% on the next $1 billion;
0.85% on the next $2 billion;
0.825% on the next $2.5 billion;
0.815% on the next $3.5 billion;
0.805% on the next $5.5 billion;
0.80% on the next $6.5 billion;
0.795% on the next $7 billion;
0.790% on the next $5 billion; and
0.785% over $35 billion
Fund	Advisory Fees
Int'l Small Cap	1.25% up to $500 million; 1.10% on the next $1 billion; 1.05% on the next $2 billion; 1.025% on the next $1.5 billion; and 1.00% over $5 billion

The Adviser is contractually obligated through January 31, 2016 to reimburse each Fund Class to the extent, but only to the extent, that its annualized expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary charges such as litigation costs, but including fees paid to the Adviser) exceed the percent set forth below of average daily net assets of each Fund Class.

Fund	Class I	Class II
Oakmark	1.50%	1.75%
Select	1.50	1.75
Equity and Income	1.00	1.25
Global	1.75	2.00
Global Select	1.75	2.00
International	2.00	2.25
Int'l Small Cap	2.00	2.25

The Adviser is entitled to recoup from any Fund Class, in any fiscal year through September 30, 2019, amounts reimbursed to that Fund Class, except to the extent that the Fund Class already has paid such recoupment to the Adviser or such recoupment would cause the annual ordinary operating expenses of a Fund Class for that fiscal year to exceed the applicable limit stated above. As of March 31, 2015 there were no amounts subject to recoupment.

The Adviser and the Funds have entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and have agreed to compensate the intermediaries for providing those services. Certain of those services would be provided by the Funds if the shares of those customers were registered directly with the Funds' transfer agent. Accordingly, the Funds pay a portion of the intermediary fees pursuant to an agreement with the Adviser that calls for each Fund to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediary (which generally are a percentage of value of the shares held) not exceeding the lesser of 75% of the fees charged by the intermediary or what the Fund would have paid its transfer agent had each customer's shares been registered directly with the transfer agent instead of held through the intermediary. The Adviser pays the remainder of the fees. The fees incurred by the Funds are reflected as other shareholder servicing fees in the Statements of Operations.

The Independent Trustees of the Trust may participate in the Trust's Deferred Compensation Plan for Independent Trustees. Participants in the plan may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of a participant's deferral account is determined by reference to the change in value of Class I shares of one or more of the Funds or a money market fund as specified by the participant. Benefits would be payable after a stated number of years or retirement from the Board of Trustees. The accrued obligations of the Funds under the plan are reflected as deferred Trustee compensation in the Statements of Assets and Liabilities. The change in the accrued obligations for the period is included in Trustees fees in the Statements of Operations. The Trust pays the compensation of the Trustees other than those affiliated with the Adviser and all expenses incurred in connection with their services to the Trust. The Trust does not provide any pension or retirement benefits to its Trustees.

The Funds reimburse the Adviser for a portion of the compensation paid to the Funds' Chief Compliance Officer ("CCO"). The CCO expenses incurred by the Funds are included in other expenses in the Statements of Operations.

oakmark.com 61

Oakmark Funds

Notes to Financial Statements (continued)

3.  FEDERAL INCOME TAXES

At March 31, 2015 the cost of investments for federal income tax purposes and related composition of unrealized gains and losses for each Fund were as follows (in thousands):

Fund	Cost of Investments for Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Oakmark	$13,754,638	$4,591,204	$(283,982)	$4,307,222
Select	5,129,789	1,583,408	(244,625)	1,338,783
Equity and Income	15,960,423	4,964,223	(216,368)	4,747,855
Global	2,932,262	720,125	(120,228)	599,897
Global Select	1,871,183	215,606	(58,943)	156,663
International	27,053,581	3,113,091	(808,608)	2,304,483
Int'l Small Cap	2,929,134	347,943	(190,409)	157,534

During the six-month period ended March 31, 2015 Int'l Small Cap incurred short-term losses of $8,588,930 that do not expire.

At March 31, 2015 the components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation)) were as follows (in thousands):

	Undistributed Ordinary Income	Undistributed Long- Term Gain	Total Distributable Earnings
Oakmark	$32,899	$415,079	$447,978
Select	358	441,494	441,852
Equity and Income	43,243	983,782	1,027,025
Global	0	115,769	115,769
Global Select	4,789	114,528	119,317
International	541,716	0	541,716
Int'l Small Cap	31,545	0	31,545

During the six-month period ended March 31, 2015 and the year ended September 30, 2014 the tax character of distributions paid was as follows (in thousands):

	Period Ended March 31, 2015		Year Ended September 30, 2014
Fund	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gain	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gain
Oakmark	$106,370	$1,038,351	$73,945	$462,307
Select	0	791,681	3,665	225,434
Equity and Income	179,672	1,624,370	92,504	1,482,357
Global	59,333	181,074	78,124	56,786
Global Select	43,739	63,191	11,545	22,884
International	752,019	1,058,512	449,374	303,100
Int'l Small Cap	47,609	166,576	77,591	0

On March 31, 2015 the Funds had temporary book/tax differences in undistributed earnings that were primarily attributable to trustee deferred compensation expenses, passive foreign investment companies, foreign currency contracts and deferrals of capital losses on wash sales. Temporary differences will reverse over time. The Funds have permanent differences in book/tax undistributed earnings primarily attributable to currency gains and losses, equalization debits, passive foreign investment companies, and distribution re-designations. Permanent differences have been recorded in their respective component of the Analysis of Net Assets.

62 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

4.  INVESTMENT TRANSACTIONS

For the six-month period ended March 31, 2015 transactions in investment securities (excluding short-term and U.S. Government securities) were as follows (in thousands):

	Oakmark	Select	Equity and Income	Global	Global Select	International	Int'l Small Cap
Purchases	$2,763,054	$1,225,760	$1,995,373	$646,948	$590,876	$4,217,499	$666,871
Proceeds from sales	1,917,706	965,269	2,446,840	744,268	601,329	6,504,833	671,089

Purchases at cost and proceeds from sales (in thousands) of long-term U.S. Government securities for the six-month period ended March 31, 2015 were $92,838 and $155,874, respectively, for Equity and Income.

5.  INVESTMENT IN AFFILIATED ISSUERS

Each of the companies listed below was considered to be an affiliate of a Fund because that Fund owned 5% or more of the company's voting securities during all or part of the six-month period ended March 31, 2015. Purchase and sale transactions and dividend and interest income earned during the period on these securities are set forth below (in thousands):

Schedule of Transactions with Affiliated Issuers

Equity and Income

Affiliates	Shares / Par Value	Purchases (Cost)	Sales (Proceeds)	Dividend Income	Interest Income	Value September 30, 2014	Value March 31, 2015
Foot Locker, Inc.	7,348	$0	$0	$3,233	$0	$408,933	$462,943
Foot Locker, Inc., 8.50%, due 01/15/22	$4,340	0	0	0	185	5,208	5,143
TOTALS		$0	$0	$3,233	$185	$414,141	$468,086

Schedule of Transactions with Affiliated Issuers

International

Affiliates	Shares	Purchases (Cost)	Sales (Proceeds)		Dividend Income	Value September 30, 2014	Value March 31, 2015
CNH Industrial N.V.	93,721	$0	$0		$0	$745,757	$767,893
Meggitt PLC (b)	38,915	44,368	50,601		5,734	287,075	316,627
Meitec Corp.	2,006	0	7,414		959	67,554	67,331
Orica, Ltd.	37,166	17,126	0	(d)	17,126	595,967	566,431
SKF AB	23,688	8,339	50,438		15,424	530,017	612,829
Schindler Holding AG	2,282	80,709	37,481		7,620	263,015	380,013
Smiths Group PLC	22,771	79,432	0		12,327	368,742	377,643
Willis Group Holdings PLC	14,917	0	14,172		9,099	630,995	718,707
TOTALS		$229,974	$160,106		$68,289	$3,489,122	$3,807,474

oakmark.com 63

Oakmark Funds

Notes to Financial Statements (continued)

Schedule of Transactions with Affiliated Issuers

Int'l Small Cap

Affiliates	Shares	Purchases (Cost)	Sales (Proceeds)	Dividend Income	Value September 30, 2014	Value March 31, 2015
Atea ASA	7,191	$2,538	$0	$3,183	$78,305	$81,005
gategroup Holding AG	1,560	0	5,686	0	37,905	52,736
Goodman Fielder, Ltd. (b) (c)	0	0	52,147	0	54,252	0
Hengdeli Holdings, Ltd.	245,477	1,719	0	0	37,441	45,596
Konecranes OYJ (b)	2,737	23,850	34,840	3,018	80,203	86,532
LSL Property Services PLC	10,416	0	0	1,283	55,047	52,301
Morgan Advanced Materials PLC (b)	13,849	10,593	2,769	896	58,174	69,953
Orbotech, Ltd. (a)	2,129	3,337	0	0	29,954	34,134
Premier Farnell PLC	25,092	8,454	0	0	64,247	68,860
SThree PLC	6,359	9,467	0	396	26,038	32,852
Saft Groupe SA	1,596	0	0	0	54,315	58,769
Transpacific Industries Group, Ltd.	85,019	22,235	0	469	37,207	51,480
Wajax Corp.	860	9,685	0	493	12,941	16,427
TOTALS		$91,878	$95,442	$9,738	$626,029	$650,645

(a)  Non-income producing security.

(b)  Due to transactions during the six-month period ended March 31, 2015, the company is no longer an affiliate.

(c)  Position in issuer liquidated during the six-month period ended March 31, 2015.

(d)  Amount rounds to less than $1,000.

6.  SUBSEQUENT EVENTS

Management has evaluated the possibility of subsequent events existing in the Funds' financial statements. Management has determined that there are no material events that would require adjustment or disclosure in the Funds' financial statements through the date of the publication of this report.

64 OAKMARK FUNDS

Oakmark Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Six Months Ended March 31, 2015		Year Ended September 30
	(Unaudited)		2014		2013	2012	2011	2010
Net Asset Value, Beginning of Period	$68.46		$59.73		$48.97	$37.87	$38.36	$34.55
Income From Investment Operations:
Net Investment Income	0.23		0.43		0.42 (a)	0.36 (a)	0.34 (a)	0.24
Net Gain (Loss) on Investments (both realized and unrealized)	1.86		11.22		12.22	11.09	(0.58)	3.80
Total From Investment Operations	2.09		11.65		12.64	11.45	(0.24)	4.04
Less Distributions:
From Net Investment Income	(0.42)		(0.32)		(0.38)	(0.35)	(0.25)	(0.23)
From Capital Gains	(4.13)		(2.60)		(1.50)	0.00	0.00	0.00
Total Distributions	(4.55)		(2.92)		(1.88)	(0.35)	(0.25)	(0.23)
Redemption Fees	0.00		0.00		0.00	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$66.00		$68.46		$59.73	$48.97	$37.87	$38.36
Total Return	3.05%		20.01%		26.75%	30.43%	-0.67%	11.74%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$17,844.5		$16,489.4		$10,409.0	$6,738.7	$4,512.5	$3,419.3
Ratio of Expenses to Average Net Assets	0.85	%†(c)	0.87	%(c)	0.95%	1.03%	1.04%	1.11%
Ratio of Net Investment Income to Average Net Assets	0.73	%†	0.76%		0.78%	0.81%	0.82%	0.65%
Portfolio Turnover Rate	12%		25%		19%	27%	18%	24%

Financial Highlights–Class II

For a share outstanding throughout each period

	Six Months Ended March 31, 2015		Year Ended September 30
	(Unaudited)		2014		2013	2012	2011	2010
Net Asset Value, Beginning of Period	$68.18		$59.58		$48.89	$37.78	$38.32	$34.56
Income From Investment Operations:
Net Investment Income	0.11		0.23		0.27 (a)	0.24 (a)	0.19 (a)	0.13
Net Gain (Loss) on Investments (both realized and unrealized)	1.87		11.19		12.20	11.09	(0.59)	3.79
Total From Investment Operations	1.98		11.42		12.47	11.33	(0.40)	3.92
Less Distributions:
From Net Investment Income	(0.28)		(0.22)		(0.28)	(0.22)	(0.14)	(0.16)
From Capital Gains	(4.13)		(2.60)		(1.50)	0.00	0.00	0.00
Total Distributions	(4.41)		(2.82)		(1.78)	(0.22)	(0.14)	(0.16)
Redemption Fees	0.00		0.00		0.00	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$65.75		$68.18		$59.58	$48.89	$37.78	$38.32
Total Return	2.88%		19.64%		26.41%	30.11%	-1.07%	11.37%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$226.2		$170.7		$93.8	$36.1	$24.7	$9.0
Ratio of Expenses to Average Net Assets	1.20	%†(c)	1.18	%(c)	1.23%	1.30%	1.45%	1.42%
Ratio of Net Investment Income to Average Net Assets	0.38	%†	0.45%		0.49%	0.54%	0.44%	0.34%
Portfolio Turnover Rate	12%		25%		19%	27%	18%	24%

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

(c)  Includes interest expense that amounts to less than 0.01%.

oakmark.com 65

Oakmark Select Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Six Months Ended March 31, 2015	Year Ended September 30
	(Unaudited)	2014		2013	2012	2011	2010
Net Asset Value, Beginning of Period	$44.71	$37.74		$32.33	$25.50	$25.64	$22.68
Income From Investment Operations:
Net Investment Income (Loss)	0.03	(0.00	)(b)	0.04	0.04	0.04 (a)	0.06 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	1.05	9.14		8.40	6.85	(0.12)	2.97
Total From Investment Operations	1.08	9.14		8.44	6.89	(0.08)	3.03
Less Distributions:
From Net Investment Income	0.00	(0.04)		(0.03)	(0.06)	(0.06)	(0.07)
From Capital Gains	(5.40)	(2.13)		(3.00)	0.00	0.00	0.00
Total Distributions	(5.40)	(2.17)		(3.03)	(0.06)	(0.06)	(0.07)
Redemption Fees	0.00	0.00		0.00	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$40.39	$44.71		$37.74	$32.33	$25.50	$25.64
Total Return	2.38%	25.03%		28.40%	27.05%	-0.34%	13.39%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$6,425.1	$6,238.8		$3,944.6	$3,029.5	$2,266.7	$2,407.8
Ratio of Expenses to Average Net Assets	0.95%†	0.95	%(c)	1.01%	1.05%	1.07%	1.08%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.11%†	(0.03)%		0.11%	0.11%	0.15%	0.22%
Portfolio Turnover Rate	15%	37%		24%	32%	16%	25%

Financial Highlights–Class II

For a share outstanding throughout each period

	Six Months Ended March 31, 2015		Year Ended September 30
	(Unaudited)		2014		2013	2012		2011		2010
Net Asset Value, Beginning of Period	$44.32		$37.50		$32.21	$25.43		$25.59		$22.70
Income From Investment Operations:
Net Investment Loss	(0.04	)(a)	(0.18)		(0.11)	(0.06	)(a)	(0.05	)(a)	(0.02	)(a)
Net Gain (Loss) on Investments (both realized and unrealized)	1.05		9.13		8.40	6.84		(0.11)		2.97
Total From Investment Operations	1.01		8.95		8.29	6.78		(0.16)		2.95
Less Distributions:
From Net Investment Income	0.00		0.00		0.00	0.00		0.00		(0.06)
From Capital Gains	(5.40)		(2.13)		(3.00)	0.00		0.00		0.00
Total Distributions	(5.40)		(2.13)		(3.00)	0.00		0.00		(0.06)
Redemption Fees	0.00		0.00		0.00	0.00	(b)	0.00	(b)	0.00	(b)
Net Asset Value, End of Period	$39.93		$44.32		$37.50	$32.21		$25.43		$25.59
Total Return	2.23%		24.66%		27.99%	26.66%		-0.63%		12.99%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$39.1		$24.4		$15.0	$11.8		$8.0		$8.3
Ratio of Expenses to Average Net Assets	1.25	%†	1.23	%(c)	1.33%	1.36%		1.38%		1.39%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.20	)%†	(0.30)%		(0.21)%	(0.21)%		(0.16)%		(0.08)%
Portfolio Turnover Rate	15%		37%		24%	32%		16%		25%

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

(c)  Includes interest expense that amounts to less than 0.01%.

66 OAKMARK FUNDS

Oakmark Equity and Income Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Six Months Ended March 31, 2015	Year Ended September 30
	(Unaudited)	2014	2013		2012	2011	2010
Net Asset Value, Beginning of Period	$33.65	$33.06	$29.09		$25.62	$26.03	$24.72
Income From Investment Operations:
Net Investment Income	0.12	0.29	0.28		0.25	0.26	0.27 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	1.42	3.02	4.68		4.07	(0.45)	1.33
Total From Investment Operations	1.54	3.31	4.96		4.32	(0.19)	1.60
Less Distributions:
From Net Investment Income	(0.27)	(0.17)	(0.27)		(0.38)	(0.22)	(0.29)
From Capital Gains	(2.72)	(2.55)	(0.72)		(0.47)	0.00	0.00
Total Distributions	(2.99)	(2.72)	(0.99)		(0.85)	(0.22)	(0.29)
Net Asset Value, End of Period	$32.20	$33.65	$33.06		$29.09	$25.62	$26.03
Total Return	4.69%	10.39%	17.63%		17.19%	-0.77%	6.52%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$19,630.3	$19,392.7	$18,222.5		$17,889.0	$16,441.0	$16,993.7
Ratio of Expenses to Average Net Assets	0.75%†	0.74%	0.77%		0.78%	0.77%	0.79%
Ratio of Net Investment Income to Average Net Assets	0.74%†	0.85%	0.89%		0.84%	0.93%	1.04%
Portfolio Turnover Rate	13%	18%	25	%(b)	29%	47%	91%

Financial Highlights–Class II

For a share outstanding throughout each period

	Six Months Ended March 31, 2015	Year Ended September 30
	(Unaudited)	2014	2013		2012	2011	2010
Net Asset Value, Beginning of Period	$33.41	$32.83	$28.90		$25.45	$25.85	$24.57
Income From Investment Operations:
Net Investment Income	0.07	0.18 (a)	0.17		0.15	0.17	0.18
Net Gain (Loss) on Investments (both realized and unrealized)	1.40	3.00	4.66		4.05	(0.43)	1.33
Total From Investment Operations	1.47	3.18	4.83		4.20	(0.26)	1.51
Less Distributions:
From Net Investment Income	(0.16)	(0.05)	(0.18)		(0.28)	(0.14)	(0.23)
From Capital Gains	(2.72)	(2.55)	(0.72)		(0.47)	0.00	0.00
Total Distributions	(2.88)	(2.60)	(0.90)		(0.75)	(0.14)	(0.23)
Net Asset Value, End of Period	$32.00	$33.41	$32.83		$28.90	$25.45	$25.85
Total Return	4.50%	10.04%	17.23%		16.82%	-1.04%	6.17%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$1,102.4	$1,157.2	$1,211.4		$1,288.0	$1,212.2	$1,270.1
Ratio of Expenses to Average Net Assets	1.08%†	1.05%	1.10%		1.09%	1.09%	1.12%
Ratio of Net Investment Income to Average Net Assets	0.40%†	0.54%	0.56%		0.53%	0.61%	0.71%
Portfolio Turnover Rate	13%	18%	25	%(b)	29%	47%	91%

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  The ratio excludes in-kind transactions.

oakmark.com 67

Oakmark Global Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Six Months Ended March 31, 2015	Year Ended September 30
	(Unaudited)	2014	2013		2012	2011		2010
Net Asset Value, Beginning of Period	$30.34	$29.70	$21.63		$18.81	$20.39		$18.94
Income From Investment Operations:
Net Investment Income	0.02	0.23 (a)	0.21		0.20	0.16	(a)	0.10
Net Gain (Loss) on Investments (both realized and unrealized)	1.52	1.71	8.23		2.62	(1.65)		1.49
Total From Investment Operations	1.54	1.94	8.44		2.82	(1.49)		1.59
Less Distributions:
From Net Investment Income	(0.35)	(0.75)	(0.37)		0.00	(0.09)		(0.14)
From Capital Gains	(1.74)	(0.55)	0.00		0.00	0.00		0.00
Total Distributions	(2.09)	(1.30)	(0.37)		0.00	(0.09)		(0.14)
Redemption Fees	0.00	0.00	0.00	(b)	0.00 (b)	0.00	(b)	0.00 (b)
Net Asset Value, End of Period	$29.79	$30.34	$29.70		$21.63	$18.81		$20.39
Total Return	5.24%	6.70%	39.55%		14.99%	-7.38%		8.43%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$3,518.8	$3,503.8	$2,880.4		$2,062.8	$1,816.9		$2,031.8
Ratio of Expenses to Average Net Assets	1.12%†	1.11%	1.13%		1.16%	1.16%		1.15%
Ratio of Net Investment Income to Average Net Assets	0.07%†	0.76%	0.75%		0.91%	0.70%		0.53%
Portfolio Turnover Rate	19%	31%	45	%(c)	26%	29	%(c)	37%

Financial Highlights–Class II

For a share outstanding throughout each period

	Six Months Ended March 31, 2015	Year Ended September 30
	(Unaudited)	2014	2013		2012	2011		2010
Net Asset Value, Beginning of Period	$29.57	$28.98	$21.11		$18.42	$19.97		$18.58
Income From Investment Operations:
Net Investment Income (Loss)	(0.07)	0.13 (a)	0.03		0.11 (a)	0.06	(a)	0.00 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	1.51	1.67	8.14		2.58	(1.61)		1.48
Total From Investment Operations	1.44	1.80	8.17		2.69	(1.55)		1.48
Less Distributions:
From Net Investment Income	(0.24)	(0.66)	(0.30)		0.00	0.00	(b)	(0.09)
From Capital Gains	(1.74)	(0.55)	0.00		0.00	0.00		0.00
Total Distributions	(1.98)	(1.21)	(0.30)		0.00	0.00	(b)	(0.09)
Redemption Fees	0.00	0.00	0.00	(b)	0.00 (b)	0.00	(b)	0.00 (b)
Net Asset Value, End of Period	$29.03	$29.57	$28.98		$21.11	$18.42		$19.97
Total Return	5.01%	6.35%	39.11%		14.60%	-7.75%		8.02%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$39.4	$41.8	$38.9		$33.1	$36.6		$50.5
Ratio of Expenses to Average Net Assets	1.51%†	1.45%	1.48%		1.50%	1.55%		1.54%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.33)%†	0.42%	0.40%		0.55%	0.27%		0.09%
Portfolio Turnover Rate	19%	31%	45	%(c)	26%	29	%(c)	37%

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

(c)  The ratio excludes in-kind transactions.

68 OAKMARK FUNDS

Oakmark Global Select Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Six Months Ended March 31, 2015	Year Ended September 30
	(Unaudited)	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$16.63	$15.71	$11.65	$9.96	$10.15	$9.54
Income From Investment Operations:
Net Investment Income (Loss)	(0.01)	0.12	0.14	0.09	0.02	0.04
Net Gain (Loss) on Investments (both realized and unrealized)	0.70	1.21	4.18	1.60	(0.19)	0.61
Total From Investment Operations	0.69	1.33	4.32	1.69	(0.17)	0.65
Less Distributions:
From Net Investment Income	(0.14)	(0.14)	(0.16)	0.00	(0.02)	(0.04)
From Capital Gains	(0.77)	(0.27)	(0.10)	0.00	0.00	0.00
Total Distributions	(0.91)	(0.41)	(0.26)	0.00	(0.02)	(0.04)
Redemption Fees	0.00	0.00	0.00	0.00 (a)	0.00 (a)	0.00 (a)
Net Asset Value, End of Period	$16.41	$16.63	$15.71	$11.65	$9.96	$10.15
Total Return	4.31%	8.52%	37.69%	16.97%	-1.65%	6.81%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$2,037.5	$1,937.3	$1,159.8	$555.8	$422.0	$329.9
Ratio of Expenses to Average Net Assets	1.14%†	1.13%	1.15%	1.23%	1.24%	1.29%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.18)%†	0.92%	1.01%	0.72%	0.33%	0.40%
Portfolio Turnover Rate	31%	24%	36%	36%	49%	50%

†  Data has been annualized.

(a)  Amount rounds to less than $0.01 per share.

oakmark.com 69

Oakmark International Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Six Months Ended March 31, 2015	Year Ended September 30
	(Unaudited)	2014		2013		2012	2011	2010
Net Asset Value, Beginning of Period	$25.01	$25.89		$18.79		$16.13	$18.18	$16.25
Income From Investment Operations:
Net Investment Income	0.10 (a)	0.46	(a)	0.28		0.34 (a)	0.31 (a)	0.20 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	1.33	(0.61)		7.26		2.45	(2.20)	1.85
Total From Investment Operations	1.43	(0.15)		7.54		2.79	(1.89)	2.05
Less Distributions:
From Net Investment Income	(0.51)	(0.44)		(0.44)		(0.13)	(0.16)	(0.12)
From Capital Gains	(1.07)	(0.29)		0.00		0.00	0.00	0.00
Total Distributions	(1.58)	(0.73)		(0.44)		(0.13)	(0.16)	(0.12)
Redemption Fees	0.00	0.00		0.00		0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$24.86	$25.01		$25.89		$18.79	$16.13	$18.18
Total Return	6.03%	-0.64%		40.79%		17.40%	-10.54%	12.67%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$29,014.6	$29,759.6		$23,886.0		$8,993.6	$6,920.8	$5,707.4
Ratio of Expenses to Average Net Assets	0.95%†	0.95%		0.98%		1.06%	1.06%	1.08%
Ratio of Net Investment Income to Average Net Assets	0.85%†	1.76%		1.58%		1.90%	1.63%	1.21%
Portfolio Turnover Rate	15%	39	%(c)	37	%(c)	38%	45%	51%

Financial Highlights–Class II

For a share outstanding throughout each period

	Six Months Ended March 31, 2015	Year Ended September 30
	(Unaudited)	2014		2013		2012	2011	2010
Net Asset Value, Beginning of Period	$25.07	$25.98		$18.86		$16.18	$18.25	$16.38
Income From Investment Operations:
Net Investment Income	0.06 (a)	0.37	(a)	0.27	(a)	0.27	0.24 (a)	0.14 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	1.33	(0.63)		7.23		2.47	(2.20)	1.86
Total From Investment Operations	1.39	(0.26)		7.50		2.74	(1.96)	2.00
Less Distributions:
From Net Investment Income	(0.41)	(0.36)		(0.38)		(0.06)	(0.11)	(0.13)
From Capital Gains	(1.07)	(0.29)		0.00		0.00	0.00	0.00
Total Distributions	(1.48)	(0.65)		(0.38)		(0.06)	(0.11)	(0.13)
Redemption Fees	0.00	0.00		0.00		0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$24.98	$25.07		$25.98		$18.86	$16.18	$18.25
Total Return	5.87%	-1.04%		40.31%		16.99%	-10.85%	12.26%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$624.3	$538.9		$386.9		$241.4	$204.0	$146.0
Ratio of Expenses to Average Net Assets	1.32%†	1.33%		1.34%		1.39%	1.45%	1.45%
Ratio of Net Investment Income to Average Net Assets	0.50%†	1.40%		1.20%		1.55%	1.26%	0.83%
Portfolio Turnover Rate	15%	39	%(c)	37	%(c)	38%	45%	51%

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

(c)  The ratio excludes in-kind transactions.

70 OAKMARK FUNDS

Oakmark International Small Cap Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Six Months Ended March 31, 2015	Year Ended September 30
	(Unaudited)	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$16.38	$17.29	$13.06	$11.56	$13.02	$11.51
Income From Investment Operations:
Net Investment Income	0.06	0.17	0.18	0.20	0.15 (a)	0.12 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	0.87	(0.53)	4.26	1.32	(1.53)	1.55
Total From Investment Operations	0.93	(0.36)	4.44	1.52	(1.38)	1.67
Less Distributions:
From Net Investment Income	(0.26)	(0.55)	(0.21)	(0.02)	(0.08)	(0.16)
From Capital Gains	(0.90)	0.00	0.00	0.00 (b)	0.00	0.00
Total Distributions	(1.16)	(0.55)	(0.21)	(0.02)	(0.08)	(0.16)
Redemption Fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$16.15	$16.38	$17.29	$13.06	$11.56	$13.02
Total Return	6.31%	-2.14%	34.42%	13.15%	-10.72%	14.70%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$3,128.2	$2,910.0	$2,254.1	$1,525.8	$1,328.4	$1,217.2
Ratio of Expenses to Average Net Assets	1.35%†	1.31%	1.35%	1.41%	1.38%	1.38%
Ratio of Net Investment Income to Average Net Assets	0.61%†	1.07%	1.23%	1.54%	1.10%	1.02%
Portfolio Turnover Rate	23%	38%	50%	33%	46%	54%

Financial Highlights–Class II

For a share outstanding throughout each period

	Six Months Ended March 31, 2015	Year Ended September 30
	(Unaudited)	2014	2013	2012		2011	2010
Net Asset Value, Beginning of Period	$16.26	$17.17	$12.98	$11.50		$12.97	$11.50
Income From Investment Operations:
Net Investment Income	0.01 (a)	0.14	0.13 (a)	0.17	(a)	0.12 (a)	0.09 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	0.87	(0.54)	4.24	1.31		(1.55)	1.54
Total From Investment Operations	0.88	(0.40)	4.37	1.48		(1.43)	1.63
Less Distributions:
From Net Investment Income	(0.19)	(0.51)	(0.18)	0.00		(0.04)	(0.16)
From Capital Gains	(0.90)	0.00	0.00	0.00	(b)	0.00	0.00
Total Distributions	(1.09)	(0.51)	(0.18)	0.00	(b)	(0.04)	(0.16)
Redemption Fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$16.05	$16.26	$17.17	$12.98		$11.50	$12.97
Total Return	6.05%	-2.42%	34.04%	12.90%		-11.09%	14.30%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$2.5	$3.3	$3.5	$2.6		$1.9	$1.4
Ratio of Expenses to Average Net Assets	1.73%†	1.62%	1.64%	1.69%		1.72%	1.72%
Ratio of Net Investment Income to Average Net Assets	0.15%†	0.70%	0.90%	1.34%		0.85%	0.74%
Portfolio Turnover Rate	23%	38%	50%	33%		46%	54%

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

oakmark.com 71

The Oakmark Funds Disclosure Regarding The Board Of Trustees' October 2014 Approval of Investment Advisory Contracts As Approved April 15, 2015

Each year, the Board of Trustees of the Oakmark Funds (the "Board"), including a majority of the independent Trustees, is required by the Investment Company Act of 1940 (the "1940 Act") to determine whether to continue each Fund's investment advisory agreement (each an "Agreement") with the Fund's investment adviser (the "Adviser"). The Board requests and receives from the Adviser a broad range of materials and information that are relevant to the Trustees' consideration of the Agreements, both throughout the year and especially in connection with its annual review of the Agreements. In addition, the Board retains an independent data provider to provide performance and expense information for each Fund and for comparable funds.

The Board's committee on contracts (the "Committee") leads the Board in its evaluation of the Agreements. The Committee is comprised entirely of trustees who are not "interested persons" of the Funds as defined in the 1940 Act ("Independent Trustees"), and more than 75% of the Board is comprised of Independent Trustees. During the last year, the Committee and the Board met numerous times to consider the Agreements. At each of those meetings, the Committee and the Board were advised by, and met in executive session with, their experienced independent legal counsel.

In connection with their consideration of each Agreement, the Committee and the Board considered, among other things: (i) the nature, quality and extent of the Adviser's services, (ii) the investment performance of each Fund, as well as performance information for comparable funds, (iii) the fees and other expenses paid by each Fund, as well as fee and expense information for comparable funds and separate accounts managed by the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with each Fund, (v) whether economies of scale may be realized as the Funds grow and whether fee levels share with Fund investors economies of scale and (vi) other benefits to the Adviser from its relationship with each Fund.

At a meeting held on October 15, 2014, the Board, including all of the Independent Trustees, upon recommendation of the Committee, determined that the continuation of the Agreement for each Fund was in the best interest of the Fund and its shareholders, and approved the continuation of the Agreements through October 31, 2015. Below is a summary of the principal information considered by the Board as well as the Board's conclusions regarding various factors. In their deliberations, the Independent Trustees did not identify any single factor that was paramount or determinative, and each Independent Trustee may have weighed the information differently.

1. Nature, Extent and Quality of Services

The Board's consideration of the nature, extent and quality of the Adviser's services to the Funds took into account the knowledge the Board gained during meetings with the Adviser throughout the year. In addition, the Board considered: the Adviser's long-term history of care and conscientiousness in the management of the Funds; the consistency of its investment approach; the background and experience of the Adviser's investment personnel responsible for managing the Funds; the Adviser's performance as administrator of the Funds; the Adviser's comprehensive compliance program; and the favorable recognition of the Adviser and the Funds in the media and in industry publications. The Board also reviewed the Adviser's resources and key personnel involved in providing investment management services to the Funds, including the time that investment personnel devoted to each Fund and the investment results produced as a result of the Adviser's in-house research. The Board also noted the significant personal investments that the Adviser's personnel have made in the Funds, which serve to further align the interests of the Adviser and its personnel with those of the Funds' shareholders. The Board concluded that the nature, extent and quality of the services provided by the Adviser to each Fund were appropriate and consistent with the Fund's Agreement and that each Fund was likely to continue to benefit from services provided under its Agreement with the Adviser.

2. Investment Performance of the Funds

The Board considered each Fund's investment performance over various time periods, including how the Fund performed compared to the performance of a group of comparable funds (the Fund's "Performance Universe") selected by Lipper, Inc. ("Lipper"). Among the performance periods considered by the Board were those ended on April 30, 2014. Where available, the Board considered one-, three-, five- and ten-year performance.

Further detail considered by the Board regarding the investment performance of each Fund is set forth below:

Oakmark Fund, Oakmark Select Fund, Oakmark Equity and Income Fund, Oakmark Global Fund, Oakmark International Fund and Oakmark International Small Cap Fund. The Board considered that each Fund outperformed the median annualized returns of its respective Performance Universe during all periods presented.

Oakmark Global Select Fund. Noting that the Fund commenced operations in October 2006, the Board considered that the Fund outperformed the median annualized returns of its Performance Universe during all periods presented.

In addition to comparing each Fund's performance to that of its Performance Universe, the Board also considered each Fund's performance compared to that of its benchmark and other comparative data provided by Lipper, including each Fund's total return and performance relative to risk. After considering all of this information, the Board concluded that the Adviser was delivering performance for each Fund that was consistent with the long-term investment strategies being pursued by the Fund, and that the Fund and its shareholders were benefiting from the Adviser's investment management of the Fund.

3. Costs of Services Provided and Profits Realized by the Adviser

Using information provided by Lipper, the Board evaluated each Fund's advisory fee compared to the advisory fee for other mutual funds comparable in size, character and investment strategy (the "Expense Group"), and each Fund's expense ratio compared to that of the Expense Group.

72 OAKMARK FUNDS

The Board also reviewed the Adviser's advisory fees for comparable institutional separate account clients and subadvised funds (for which the Adviser provides portfolio management services only). The Board noted the Adviser's explanation that, although in most instances, the fees paid by those other clients were lower than the fees paid by the Funds, the differences reflected the Adviser's significantly greater level of responsibilities and broader scope of services regarding the Funds, and the more extensive regulatory obligations and risks associated with managing the Funds.

The Board also considered the Adviser's costs in serving as the Fund's investment adviser and manager, including costs associated with technology, infrastructure and compliance necessary to manage the Funds. The Board reviewed the Adviser's methodology for allocating costs among the Adviser's lines of business and among the Funds. The Board also considered information regarding the structure of the Adviser's compensation program for portfolio managers, analysts and certain other employees and the relationship of such compensation to the Adviser's ability to attract and retain quality personnel. Finally, the Board considered the Adviser's profitability analysis, as well as an Investment Management Industry Profitability Analysis prepared by Lipper. The Board examined the pre-tax profits realized by the Adviser and its affiliates from their relationship with each Fund, as presented in the profitability analyses, as well as the financial condition of the Adviser.

Further detail considered by the Board regarding the management fee rate and expense ratio of each Fund is set forth below:

Oakmark Fund, Oakmark Select Fund, Oakmark Global Select Fund and Oakmark International Small Cap Fund. The Board considered that each Fund's management fee rate and total expense ratio are higher than the respective medians of each Fund's Expense Group. The Board, in its consideration of expenses, took into account its review of each Fund's performance.

Oakmark Equity and Income Fund and Oakmark Global Fund. The Board considered that each Fund's management fee rate is higher than the median of the Fund's Expense Group. The Board noted, however, that each Fund's total expense ratio, which reflects the total fees paid by an investor, is lower than the median of each Fund's Expense Group.

Oakmark International Fund. The Board considered that the Fund's management fee and total expense ratio are lower than the respective medians of the Fund's Expense Group. The Board also considered its negotiation with the Adviser, the results of which was the Adviser's agreement to add additional breakpoints to its contract to reduce the Adviser's fees to 0.790% on assets from $30 billion to $35 billion and 0.785% for assets over $35 billion.

After its review of all the matters addressed, including those outlined above, the Board concluded that the management fees paid by each Fund to the Adviser were reasonable in light of the services provided, and that the profitability of the Adviser's relationship with the Funds appeared to be reasonable in relation to the services performed.

4. Economies of Scale and Fee Levels Reflecting Those Economies

The Board considered whether each Fund's management fee structure provides for a sharing with shareholders of potential economies of scale that may be realized by the Adviser. The Board reviewed each Agreement, which includes breakpoints that decrease the management fee rate as Fund's assets increase. The Board also considered that after negotiations with the Adviser, the Adviser agreed to additional breakpoints for the Oakmark International Fund to reduce the Adviser's fees to 0.790% on assets from $30 billion to $35 billion and 0.785% for assets over $35 billion. The Board concluded that the breakpoints in the fee schedule for each Fund allow shareholders to benefit from potential economies of scale that may be achieved by the Adviser.

5. Other Benefits Derived from the Relationship with the Funds

The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. The Board noted that an affiliate of the Adviser serves as the Funds' distributor, without compensation, pursuant to a written agreement the Board evaluates annually.

The Board also considered the Adviser's use of a portion of the commissions paid by the Funds on their portfolio brokerage transactions to obtain research products and services benefiting the Funds and/or other clients of the Adviser and considered the Adviser's assertion that its use of "soft" commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors, as well as other factors that were instructive in evaluating the Agreements, the Board, including all of the Independent Trustees, concluded that approval of the continuation of each Agreement was in the best interests of the Fund and its shareholders. On October 15, 2014, the Board continued each Agreement.

oakmark.com 73

Disclosures and Endnotes

Reporting to Shareholders. The Funds reduce the number of duplicate prospectuses, annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call the Funds at 1-800-OAKMARK to request individual copies of these documents. The Funds will begin sending individual copies thirty days after receiving your request.

Before investing in any Oakmark Fund, you should carefully consider the Fund's investment objectives, risks, management fees and other expenses. This and other important information is contained in the Funds' prospectus and a Fund's summary prospectus. Please read the prospectus and summary prospectus carefully before investing. For more information, please visit oakmark.com or call 1-800-OAKMARK (625-6275).

The discussion of the Funds' investments and investment strategy (including current investment themes, the portfolio managers' research and investment process, and portfolio characteristics) represents the Funds' investments and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this report, and are subject to change without notice.

Endnotes:

1.  The S&P 500 Total Return Index is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. All returns reflect reinvested dividends and capital gains distributions. This index is unmanaged and investors cannot invest directly in this index.

2.  "How Many Mutual Funds Routinely Rout the Market? Zero," The New York Times http://nyti.ms/1ACOJEG, March 14, 2015

3.  The Dow Jones Industrial Average is an index that includes only 30 U.S. blue-chip companies. This index is unmanaged and investors cannot invest directly in this index.

4.  The Lipper Large Cap Value Funds Index is an equally-weighted index of the largest 30 funds within the large cap value funds investment objective as defined by Lipper Inc. The index is adjusted for the reinvestment of capital gains and income dividends. This index is unmanaged and investors cannot invest directly in this index.

5.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

6.  The Lipper Multi-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Value Funds category. This index is unmanaged and investors cannot invest directly in this index.

7.  The Lipper Balanced Funds Index measures the performance of the 30 largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

8.  The Barclays U.S. Government / Credit Index is a benchmark index made up of the Barclays U.S. Government and U.S. Corporate Bond indices, including U.S. government Treasury and agency securities as well as corporate and Yankee bonds. This index is unmanaged and investors cannot invest directly in this index.

9.  "Investment: Loser's game" http://www.ft.com/intl/cms/s/0/f15a1f9c-876c-11e4-8c9100144feabdc0.html#axzz3NyZQAYsX
Financial Times; December 21, 2014.

10.  The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

11.  The Lipper Global Funds Index measures the performance of the 30 largest mutual funds that invest in securities throughout the world. This index is unmanaged and investors cannot invest directly in this index.

12.  The MSCI World ex U.S. Index (Net) is a free float-adjusted market capitalization index that is designed to measure international developed market equity performance, excluding the U.S. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

13.  The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the U.S. & Canada. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

14.  The Lipper International Funds Index reflects the net asset value weighted total return of the 30 largest international equity funds. This index is unmanaged and investors cannot invest directly in this index.

15.  The MSCI World ex U.S. Small Cap Index (Net) is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance, excluding the U.S. The MSCI Small Cap Indices target 40% of the eligible Small Cap universe within each industry group, within each country. MSCI defines the Small Cap universe as all listed securities that have a market capitalization in the range of USD200-1,500 million. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

16.  The Lipper International Small Cap Funds Index measures the performance of the 10 largest international small-cap funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

OAKMARK, OAKMARK FUNDS, OAKMARK INTERNATIONAL, and OAKMARK and tree design are trademarks owned or registered by Harris Associates L.P. in the U.S. and/or other countries.

74 OAKMARK FUNDS

Oakmark Funds

Trustees and Officers

Trustees

Allan J. Reich—Chairman

Michael J. Friduss*

Thomas H. Hayden

Christine M. Maki

Laurence C. Morse, Ph. D.

Steven S. Rogers

Kristi L. Rowsell

Burton W. Ruder

Peter S. Voss

Officers

Kristi L. Rowsell—President and Principal Executive Officer

Robert M. Levy—Executive Vice President

Judson H. Brooks—Vice President

Anthony P. Coniaris—Vice President

Richard J. Gorman—Vice President, Chief Compliance
Officer, Anti-Money Laundering Officer and Assistant Secretary

Kevin G. Grant—Vice President

Thomas E. Herman—Principal Financial Officer

David G. Herro—Vice President

M. Colin Hudson—Vice President

John J. Kane—Treasurer

Matthew A. Logan—Vice President

Michael L. Manelli—Vice President

Clyde S. McGregor—Vice President

Thomas W. Murray—Vice President

Michael J. Neary—Vice President

William C. Nygren—Vice President

Vineeta D. Raketich—Vice President

Janet L. Reali—Vice President, Secretary and Chief Legal Officer

Robert A. Taylor—Vice President

Andrew J. Tedeschi—Assistant Treasurer

Edward J. Wojciechowski—Vice President

*  Mr. Friduss retired from the Board of Trustees effective December 31, 2014.

Other Information

Investment Adviser

Harris Associates L.P.
111 S. Wacker Drive
Chicago, Illinois 60606-4319

Transfer Agent

Boston Financial Data Services, Inc.
Quincy, Massachusetts

Legal Counsel

K&L Gates LLP
Chicago, Illinois

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Chicago, Illinois

Contact Us

Please call 1-800-OAKMARK
(1-800-625-6275)
or 617-483-8327

Website

oakmark.com

To obtain a prospectus, an application or periodic reports, access our website at oakmark.com, or call 1-800-OAKMARK (625-6275) or (617) 483-8327.

Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Qs are available on the SEC's website at www.sec.gov. The Funds' Form N-Qs may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds' website at oakmark.com; and on the SEC's website at www.sec.gov.

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the twelve months ended the preceding June 30 will be available through a link on the Funds' website at oakmark.com and on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds.

No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds; however, a shareholder of the Oakmark International Small Cap Fund may incur a 2% redemption fee on an exchange or redemption of Class I Shares and Class II Shares held for 90 days or less.

oakmark.com 75

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OAKMARK FUNDS

oakmark.com

OAKMARK FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK FUND FROM ITS
INCEPTION (04/05/01) TO PRESENT (03/31/15) AS COMPARED TO THE
STANDARD & POOR'S 500 INDEX (UNAUDITED)

Average Annual Total Returns
(as of 03/31/15)

(Unaudited)	1-year	5-year	10-year	Since Inception (04/05/01)
Oakmark Fund (Class II)	8.03%	14.28%	8.63%	8.00%
S&P 500 Index	12.73%	14.47%	8.01%	6.36%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 09/30/14 was 1.18%.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain the most recent month-end performance data, visit oakmark.com.

The S&P 500 Total Return Index is a broad market-weighted average of U.S. blue-chip companies. This index is unmanaged and investors cannot invest directly in this index.

Harris Associates Securities L.P., member FINRA, May 2015

OAKMARK SELECT FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK SELECT FUND FROM ITS
INCEPTION (12/31/99) TO PRESENT (03/31/15) AS COMPARED TO THE
STANDARD & POOR'S 500 INDEX (UNAUDITED)

Average Annual Total Returns
(as of 03/31/15)

(Unaudited)	1-year	5-year	10-year	Since Inception (12/31/99)
Oakmark Select Fund (Class II)	8.68%	15.26%	7.82%	9.72%
S&P 500 Index	12.73%	14.47%	8.01%	4.24%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 09/30/14 was 1.23%.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain the most recent month-end performance data, visit oakmark.com.

The S&P 500 Total Return Index is a broad market-weighted average of U.S. blue-chip companies. This index is unmanaged and investors cannot invest directly in this index.

Harris Associates Securities L.P., member FINRA, May 2015

OAKMARK EQUITY AND INCOME FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK EQUITY AND INCOME
FUND FROM ITS INCEPTION (07/12/00) TO PRESENT (03/31/15) AS COMPARED TO
THE LIPPER BALANCED FUND INDEX (UNAUDITED)

Average Annual Total Returns
(as of 03/31/15)

(Unaudited)	1-year	5-year	10-year	Since Inception (07/13/00)
Oakmark Equity & Income Fund (Class II)	5.67%	8.65%	7.83%	9.20%
Lipper Balanced Fund Index	7.17%	9.07%	6.34%	4.93%
S&P 500 Index	12.73%	14.47%	8.01%	4.23%
Barclays U.S. Govt./Credit Index	5.86%	4.75%	4.96%	5.71%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 09/30/14 was 1.05%.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain the most recent month-end performance data, visit oakmark.com.

The Lipper Balanced Fund Index measures the performance of the 30 largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

Harris Associates Securities L.P., member FINRA, May 2015

OAKMARK GLOBAL FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK GLOBAL FUND
FROM ITS INCEPTION (10/10/01) TO PRESENT (03/31/15) AS COMPARED TO THE
MSCI WORLD INDEX (UNAUDITED)

Average Annual Total Returns
(as of 03/31/15)

(Unaudited)	1-year	5-year	10-year	Since Inception (10/10/01)
Oakmark Global Fund (Class II)	3.74%	9.94%	8.05%	11.60%
MSCI World Index	6.03%	10.01%	6.39%	6.58%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 09/30/14 was 1.45%.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain the most recent month-end performance data, visit oakmark.com.

The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

Harris Associates Securities L.P., member FINRA, May 2015

OAKMARK INTERNATIONAL FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK INTERNATIONAL FUND
FROM ITS INCEPTION (11/04/99) TO PRESENT (03/31/15) AS COMPARED TO THE
MSCI WORLD EX U.S. INDEX (UNAUDITED)

Average Annual Total Returns
(as of 03/31/15)

(Unaudited)	1-year	5-year	10-year	Since Inception (11/04/99)
Oakmark International Fund (Class II)	-0.41%	9.34%	8.08%	8.90%
MSCI World ex U.S. Index	-1.39%	5.72%	5.03%	3.73%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 09/30/14 was 1.33%.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain the most recent month-end performance data, visit oakmark.com.

The MSCI World ex U.S. Index (Net) is a free float-adjusted market capitalization index that is designed to measure international developed market equity performance, excluding the U.S. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

Harris Associates Securities L.P., member FINRA, May 2015

OAKMARK INTERNATIONAL
SMALL CAP FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK INTERNATIONAL SMALL CAP FUND FROM ITS INCEPTION (01/08/01) TO PRESENT (03/31/15) AS COMPARED TO THE MSCI WORLD EX U.S. SMALL CAP INDEX (UNAUDITED)

Average Annual Total Returns
(as of 03/31/15)

(Unaudited)	1-year	5-year	10-year	Since Inception (01/8/01)
Oakmark International Small Cap Fund (Class II)	-1.80%	7.63%	6.92%	10.66%
MSCI World ex U.S. Small Cap Index	-4.82%	7.63%	5.86%	8.50%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 09/30/14 was 1.62%.

The performance data quoted represents past performance. The above performance information does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain the most recent month-end performance data, visit oakmark.com.

The MSCI World ex U.S. Small Cap Index (Net) is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance, excluding the U.S. The MSCI Small Cap Indices target 40% of the eligible Small Cap universe within each industry group, within each country. MSCI defines the Small Cap universe as all listed securities that have a market capitalization in the range of USD200-1,500 million. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

Harris Associates Securities L.P., member FINRA, May 2015

Item 2. Code of Ethics.

Not required in this filing.

Item 3. Audit Committee Financial Expert.

Not required in this filing.

Item 4. Principal Accountant Fees and Services.

Not required in this filing.

Item 5. Audit Committee of Listed Registrants.

Not required in this filing.

Item 6. Investments.

(a) The Schedule of Investments in securities of unaffiliated issuers is included as part of the semi-annual report to shareholders filed under Item 1 of this Form.

(b) No disclosures are required by this Item 6(b).

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period covered by this report, no amendments were made to the procedures adopted in fiscal year 2007.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the disclosure controls and procedures (as defined in Rule

30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in this report is recorded, processed, summarized and reported within 90 days prior to the filing of this report, including ensuring that information required to be disclosed in this report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the time period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Not required in this filing.

	(2)

Certifications of Kristi L. Rowsell, Principal Executive Officer, and Thomas E. Herman, Principal Financial Officer, pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), attached hereto as Exhibits (a)(2)(i) and (a)(2)(ii).

	(3)	Not applicable.

(b)

Certifications of Kristi L. Rowsell, Principal Executive Officer and Thomas E. Herman, Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Harris Associates Investment Trust

By:	/s/ Kristi L. Rowsell
Kristi L. Rowsell
Principal Executive Officer
Date:	May 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kristi L. Rowsell
Kristi L. Rowsell
Principal Executive Officer
Date:	May 27, 2015

By:	/s/ Thomas E. Herman
Thomas E. Herman
Principal Financial Officer
Date:	May 27, 2015